                                                                   EXHIBIT 10.17

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

                            Dated as of May 26, 1999

                                 by and between

                       BELL ATLANTIC - PENNSYLVANIA, INC.

                                       and

                                HARVARD NET, INC.

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

      This Interconnection Agreement (this "Agreement"), under Sections 251 and 252 of the Telecommunications Act of 1996 (the "Act"), is effective as of the 26th day of May, 1999 (the "Effective Date"), by and between Bell Atlantic - Pennsylvania, ("BA"), a Pennsylvania corporation with offices at 1717 Arch Street, Philadelphia, Pennsylvania 19103, and Harvard Net, Inc. ("HarvardNet"), a Delaware, corporation with offices at 500 Rutherford Avenue, Charlestown, Massachusetts, 02129 (each a "Party" and, collectively, the "Parties").

      WHEREAS, HarvardNet has requested, pursuant to Section 252(i) of the Act, that BA make available to HarvardNet Interconnection service and unbundled Network Elements upon the same terms and conditions as provided in the Interconnection Agreement (and amendments thereto) between Dieca Communications, Inc. and BA, dated as of October 7, 1998 for Pennsylvania, approved by the Commission under Section 252 of the Act copies of which agreement and amendments are attached hereto as Appendix 1 (the "Separate Agreement"); and

      WHEREAS, BA has agreed, subject to the terms and conditions set forth below, to make available to HarvardNet hereby Interconnection service and unbundled Network Elements upon the terms and conditions of the Separate Agreement.

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HarvardNet and BA hereby agree as follows:

      1.0 Incorporation of Appendices by Reference

      1.1 Except as expressly stated herein, the terms and conditions of the Separate Agreement (as set forth in Appendix 1 hereto), as it is in effect on the date hereof after giving effect to operation of law, and of the other Appendices hereto, are incorporated by reference in their entirety herein and form an integral part of this Agreement.

      1.2 References in Appendix 1 hereto to Dieca Communications, Inc or to Covad shall for purposes of this Agreement be deemed to refer to HarvardNet.

      1.3 References in Appendix 1 hereto to the "Effective Date", the date of effectiveness thereof and like provisions shall for purposes of this Agreement be deemed to refer to the date first written above. Unless terminated earlier in accordance with the terms of the Separate Agreement, this Agreement shall continue in effect until March 15, 2001, unless extended pursuant to Section
22.1 of the Separate Agreement. If the parties to the Separate Agreement terminate that agreement prior to the above date, such termination shall have no impact on the term or effectiveness of this Agreement.

      1.4 All references in Appendix 1 hereto to "800/888" shall be deleted in their entirety and replaced with the following: "800/888/877" and other such toll free numbers.

      1.5 All usage data to be provided pursuant to Sections 6.3.10 of Appendix 1 hereto shall be sent to the following address on behalf of HarvardNet:

            Harvard Net, Inc.
            Attn: James Newman
                  Vice President of Operations
            500 Rutherford Avenue
            Charlestown, MA 02129

      1.6 All certificates or other proof of insurance to be sent to BA under
Section 21.3 of Appendix 1 hereto shall be sent to the following address:

            Director - Interconnection Services
            Bell Atlantic - Telecom Industry Services
            Room 1423
            1095 Avenue of the Americas
            New York, New York 10036

      1.7 All notices, affidavits, exemption-certificates or other communications to HarvardNet under Section 29.6.7 of Appendix 1 hereto shall be sent to the following address:

            Harvard Net, Inc.
            Attn: Melanie Haratunian
                  General Counsel
            500 Rutherford Avenue
            Charlestown, MA  02129
            Telephone: (800) 772-6771 (Ext. 607)
            Facsimile: (617) 242-6991

      1.8 All notices, affidavits, exemption-certificates or other communications to BA under Section 29.6.7 of Appendix 1 hereto shall be sent to the following address:

            Tax Administration
            Bell Atlantic Corporation
            1095 Avenue of the Americas
            Room 3109
            New York, New York 10036
            Telephone: (212) 395-1280
            Facsimile: (212) 597-2915

      1.9 Notices to HarvardNet under Section 29.10 of Appendix 1 hereto shall be sent to the following address:

            Harvard Net, Inc.
            Attn: Melanie Haratunian
                  General Counsel
            500 Rutherford Avenue
            Charlestown, MA  02129
            Telephone: (617) 242-1700
            Facsimile: (617) 242-6991

      1.10 Notices to BA under Section 29.10 of Appendix 1 hereto shall be sent to the following address:

            President - Telecom Industry Services
            Bell Atlantic Corporation
            1095 Avenue of the Americas
            40th Floor
            New York, New York 10036
            Facsimile: (212) 597-2585

            with a copy to:

            Bell Atlantic Network Services, Inc.
            Attn: Jack H. White
                  Associate General Counsel
            1320 N. Court House Road, 8th Floor
            Arlington, Virginia 22201
            Telephone: (703) 974-1368
            Facsimile: (703) 974-0744

            with a copy to:

            Bell Atlantic - Pennsylvania, Inc.
            Attn: General Counsel
            37th Floor
            1717 Arch Street
            Philadelphia, Pennsylvania 19103

      1.11 Schedules 3.0 and 4.0 set forth at Appendix 2 hereto shall replace and supersede in their entirety Schedules 3.0 and 4.0 of Appendix 1 hereto.

      1.12 The rates, charges and other terms set forth in Appendix 3 hereto shall replace and supersede in their entirety the rates, charges and other terms set forth in Exhibit A to the Separate Agreement

      2.0 Clarifications

      2.1 The entry into, filing and performance by the Parties of this Agreement does not in any way constitute a waiver by either Party of any of the rights and remedies it may have to seek review of any of the provisions of the Separate Agreement, or to petition the Commission, other administrative body or court for reconsideration or reversal of any determination made by any of them, or to seek review in any way of any portion of this Agreement in connection with HarvardNet's election under Section 252(i) of the Act

      2.2 Notwithstanding any other provisions of this Agreement, where the state so mandates, BA shall have no obligation to perform under this Agreement until such time as HarvardNet has obtained a Certificate of Public Convenience and Necessity ("CPCN") or such other Commission authorization as may be required by law as a condition for conducting business in the Commonwealth of Pennsylvania as a local exchange carrier, provided that, this restriction does not apply to BA's obligation to provide Collocation or any other tariffed service to HarvardNet irrespective of HarvardNet's CPCN status.

      2.3 The Parties shall meet within thirty (30) days of the Effective Date, or at such other time to which the Parties mutually agree, to exchange information and to discuss in good faith the implementation issues addressed in
Section 10.1 (Joint Network Implementation and Grooming Process).

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 26th day of May, 1999.


HARVARD NET, INC.                       BELL ATLANTIC - PENNSYLVANIA, INC.


By: /s/ Mark Washburn                     By: /s/ Jeffrey A. Masoner
   ----------------------------------        -----------------------------------

Printed: Mark Washburn                  Printed: Jeffrey A. Masoner
        -----------------------------           --------------------------------

Title: President and Chief Executive    Title: Vice-President - Interconnection
      -------------------------------         ----------------------------------
       Officer                                 Services Policy & Planning
      -------------------------------         ----------------------------------

                                                                      APPENDIX 3

                                                                       EXHIBIT A

                       BELL ATLANTIC - PENNSYLVANIA, INC.

                      DETAILED SCHEDULE OF ITEMIZED CHARGES

A. BA SERVICES, FACILITIES, AND ARRANGEMENTS:(1)

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
I. Local Call Termination(2)
     Traffic Delivered at BA End Office       $.001864/MOU           Not Applicable
     Traffic Delivered at BA Tandem
                                              $.002902/MOU           Not Applicable

----------
(1) Unless a citation is provided to a generally applicable BA tariff, all listed rates and services are available only to HarvardNet when purchasing these services for use in the provision of Telephone Exchange Service, and apply only to Local Traffic and local Ancillary Traffic. BA rates and services for use by HarvardNet in the carriage of Toll Traffic shall be subject to BA's tariffs for Exchange Access Service. Adherence to these limitations is subject to a reasonable periodic audit by BA.

      As applied to wholesale discount rates, unbundled Network Elements or call transport and/or termination of Local Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, the rates and charges set forth in Exhibit A shall apply until such time as they are replaced by new rates as may be approved or allowed into effect by the Commission from time to time pursuant to the FCC Regulations, subject to a stay or other order issued by any court of competent jurisdiction. At such time(s) as such new rates have been approved or allowed into effect by the Commission, the Parties shall amend Exhibit A to reflect the new approved rates.

(2) See note 6 regarding measurement and calculation of local traffic termination charges.

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
II. Unbundled Transport
    A. Dedicated Transport
       Voice Grade/DS-0                       $10.37/Month &         Voice Grade/DS-0, DS-1,
                                              $.03/Mile/Month        DS-3 & DDS:
                                                                     $1.05/Service Order,
       DS-1                                   $37.66/Month &         $353.70/Initial Facility &
                                              $.66/Mile/Month        $24.00/Additional Facility
                                                                     (if purchased when initial
       DS-3                                   $526.72/Month &        facility ordered)
                                              $18.66/Mile/Month

       DDS                                    $10.74/Month &
                                              $.04/Mile /Month
    B. Common Transport
       Tandem Switching                       $.000836/MOU           Not Applicable
       Transport Fixed                        $.000152/MOU           Not Applicable
       Transport Per Mile                     $.000004/MOU           Not Applicable

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
II. Unbundled Transport (Continued)
    C. Entrance Facilities
                                                                      All:
                                                                      $1.05/Service Order plus
                                                                      installation charges for
                                                                      each initial and
                                                                      additional facility
                                                                      purchased at the time of
                                                                      order:

       2Wire Voice Grade Channel Termination  $16.78/Month            $497.06/Initial &
                                                                      $289.47/Additional

       4Wire Voice Grade Channel Termination  $33.76/Month            $498.73/Initial &
                                                                      $290.02/Additional

       DS-1 to Voice Grade Multiplexing       $77.83/Month            $548.06/Initial &
                                                                      $548.06/Additional

       DS-1 Channel Termination               $180.59/Month           $668.37/Initial &
                                                                      $331.87/Additional

       DS-3 to DS-1 Multiplexing              $257.61/Month           $548.06/Initial &
                                                                      $548.06/Additional

       DS-3 Channel Termination               $1059.65/Month          $668.37/Initial &
                                                                      $331.87/Additional

    D. Digital Cross-Connect System
       Service Establishment                  Not Applicable          $1890.82

       Database Modification                  Not Applicable          $148.68/Modification
                                                                      Request
       Reconfiguration by BA personnel        Not Applicable          $31.98 Programming
                                                                      Charge/Half Hour
       DS-0 Cross-Connect                     $20.54/Port/Month       $26.17/Port
       DS-1 Cross-Connect                     $71.92/Port/Month       $32.71/Port

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
II. Unbundled Transport (Continued)

    E.  Mid-span meet arrangements            To be charged in accordance with
                                              the requirements of Section 4.3 of
                                              the Agreement

    F. Tandem Transit arrangements for
       Local Traffic between HarvardNet
       and carriers other than Bell
       Atlantic that subtend a Bell
       Atlantic Tandem Switch. (Not
       applicable to Toll Traffic when
       Meet Point Billing Arrangement
       applies; Separate trunks required
       for IXC subtending trunks)
       Tandem Switching                       $.000836/MOU           Per Section II. above and
                                                                     V., as applicable
       Switched Transport                     $.000152/MOU
                                              $.000004/MOU/Mile
III.  Unbundled Switching(3)
     A. Local Switching Ports
         POTS/PBX/Centrex                     $2.67/Port/Month       $1.05/Service Order Per
                                                                     Port: $2.97/Installation
                                                                     $1.32/Disconnect
         ISDN (BRI)                           $10.28/Port/Month      $1.05/Service Order Per
                                                                     Port: $2.97/Installation
                                                                     $1.32/Disconnect
         ISDN (PRI)                           $135.13/Port/Month     $1.05/Service Order Per
                                                                     Port: $113.36/Installation
                                                                     $1.32/Disconnect
         Public/Semi-Public                   $3.52/Port/Month       $1.05/Service Order
                                                                     Per Port:
                                                                     $2.97/Installation
                                                                     $1.32/Disconnect

----------
(3) In addition to the recurring and non-recurring rates set forth herein for unbundled switching elements, BA may levy upon purchaser of such elements any access charges (or portion thereof) permitted by Applicable Laws.

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
        DID                                   $5.98/Port/Month       $1.05/ Service Order
                                                                     Per Port:
                                                                     $692.07/Installation
                                                                     $1.32/Disconnect

     B. Tandem Switching Usage                $.0008360/MOU          Not Applicable
     C. Local Switching Usage
        Originating With Vertical Features    $.011067/MOU           Not Applicable
        Terminating With Vertical Features    $.006143/MOU           Not Applicable

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
IV. Unbundled Loops
    POTS (Analog 2-Wire)                      Density Cell:          Service Order: $1.05
                                              1 - $11.52/Month       Installation:
                                              2 - $12.71/Month       If premises visit not
                                              3 - $16.12/Month       required - $2.97 initial
                                              4 - $23.11/Month       and each additional loop;
                                                                     Not Applicable if existing
                                                                     loop & port together

                                                                     If premises visit required
                                                                     - $66.85, initial loop;
                                                                     $22.59, additional loop

                                                                     Disconnect:
                                                                     $1.32 per loop

     ISDN                                     Density Cell:          Service Order: $1.05
                                              1 - $13.16/Month       Installation:
                                              2 - $14.35/Month       If premises visit not
                                              3 - $17.75/Month       required - $12.91 initial
                                              4 - $24.74/Month       and each additional loop;
                                                                     Not Applicable if existing
                                                                     loop & port together

                                                                     If premises visit required
                                                                     - $76.78, initial loop;
                                                                     $32.52, additional loop

                                                                     Disconnect:
                                                                     $1.32 per loop

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
IV. Unbundled Loops (Continued)
    Customer Specified Signaling - 2 Wire     Density Cell:          Service Order: $1.05
                                              1 - $11.52/Month       Installation:
                                              2 - $12.71/Month       If premises visit not
                                              3 - $16.12/Month       required - $2.97 initial
                                              4 - $23.11/Month       and each additional loop;
                                                                     Not Applicable if existing
                                                                     loop & port together

                                                                     If premises visit required
                                                                     - $66.85, initial loop;
                                                                     $22.59, additional loop

                                                                     Disconnect:
                                                                     $1.32 per loop

                                                                     Coordinated Cutover:
                                                                     If premises visit not
                                                                     required - $3.24 per order
                                                                     If premises visit required
                                                                     - $12.10 per order

                                                                     Designed Circuit:
                                                                     $40.93 per order

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
IV. Unbundled Loops (Continued)
    Customer Specified Signaling - 4 Wire     Density Cell:          Service Order: $1.05
                                              1 - $22.40/Month       Installation:
                                              2 - $26.36/Month       If premises visit not
                                              3 - $33.03/Month       required - $2.97 initial
                                              4 - $45.47/Month       and each additional loop;
                                                                     Not Applicable if existing
                                                                     loop & port together

                                                                     If premises visit required
                                                                     - $66.85, initial loop;
                                                                     $22.59, additional loop

                                                                     Disconnect:
                                                                     $1.32 per loop

                                                                     Coordinated Cutover:
                                                                     If premises visit not
                                                                     required - $3.24 per order
                                                                     If premises visit required
                                                                     - $12.10 per order

                                                                     Designed Circuit:
                                                                     $40.93 per order

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
IV. Unbundled Loops (Continued)
    DS1                                       Density Cell:               Service Order: $1.05
                                              1 - $132.51/Month           Installation:
                                              2 - $139.37/Month           If premises visit not
                                              3 - $168.59/Month           required - $2.97 initial
                                              4 - $252.46/Month           and each additional loop;
                                                                          Not Applicable if existing
                                                                          loop & port together

                                                                          If premises visit required
                                                                          - $66.85, initial loop;
                                                                          $22.59, additional loop

                                                                          Disconnect:
                                                                          $1.32 per loop

                                                                          Coordinated Cutover:
                                                                          If premises visit not
                                                                          required - $3.24 per order
                                                                          If premises visit required
                                                                          - $12.10 per order

                                                                          Designed Circuit:
                                                                          $40.93 per order

     2 Wire ADSL Loops                        TBD                         TBD
     2 Wire & 4 Wire HDSL Loops               TBD                         TBD
     Distance Extensions for various ULL      TBD                         TBD
     types for distances exceeding
     transmission characteristics in
     applicable technical references.

V. Collocation Cross-Connection
     A. Voice Grade Loop
        Physical DS0 CO side to equipment     $.41/Month                   Not Applicable

        Virtual DS0 with RFT CO side MDF to   $1.20/Month                  Not Applicable
        equipment

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
        Virtual DS1 with EDSX (1DS1 + 24      $60.21/Month                Both:
        DS0's with IDLC)                                                  $1.05/Service Order
                                                                          $544.36/Initial

        Virtual DS1 with CFA (24DS0s with     $44.08/Month                Installation &
        IDLA)                                                             $210.46/Additional
                                                                          Installations

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
V. Collocation Cross-Connection (Continued)
     B. Other
        Physical DS3                          $84.27/Month
                                                                      All:
        Physical DS1                          $15.72/Month            $1.05/Service Order
                                                                      $481.36/Initial
        Virtual DS3                           $88.81/Month            Installation &
                                                                      $194.71/Additional
        Virtual DS1                           $16.12/Month            Installations

VI. Time and Materials
    Special Construction                      As applicable per BA-PA PUC 1 sec. 9

    Service Technician (service work on       Not Applicable          $1.05/Service Order
    unbundled loops outside of the Central                            $26.24/Premises Visit
    Office)                                                           $12.10 Labor Charge/
                                                                      Quarter Hour After
                                                                      First Quarter Hour

    Central Office Technician                 Not Applicable          $1.05/Service Order
                                                                      $10.42 Labor Charge/
                                                                      Quarter Hour or
                                                                      Fraction Thereof

VII. Signaling and Databases
     A. STP Port
        Termination                           $640.02/Month           $94.15/Port

        Access                                $.46/Mile/Month         $1.05/Service Order
                                                                      $274.06/Initial
                                                                      Facility &
                                                                      $24.00/Additional
                                                                      Facility
                                                                      $1.32/ Disconnect/
                                                                      Link
     B. 800/888/877 Database
        Basic Query                           $.000835/Query          Not Applicable
        Vertical Query                        $.000343/Query          Not Applicable

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
VII. Signaling and Databases (Continued)

     C. LIDB Validation
        LIDB Point Codes                      Not Applicable         $85.84/Point Code

        Calling Card                          $.015542/Query         Not Applicable

        Billed Number Screening               $.015542/Query         Not Applicable

        Storage of HarvardNet's Data in LIDB  Not Applicable         $1,469.92 Service
        Database                                                     Establishment

     D. AIN Service Creation (ASC) Service
        1. Developmental Charges
           Service Establishment              Not Applicable         $884.08

           Service  Creation Access Port      $123.86/Port/Month     Not Applicable

           Service  Creation Usage

               a. Remote Access               $1,328.47/Day          Not Applicable

               b. On-Premise                  $1,328.47/Day          Not Applicable

           Certification & Testing            $76.99/Hour            Not Applicable

           Help Desk Support                  $81.48/Hour            Not Applicable

        2. Service Charges
           Subscription Charge                $5.44/Month            Not Applicable

           Database Queries

               a. Network Query               $.0007/Query           Not Applicable

               b. HarvardNet Network Query    $.0007/Query           Not Applicable

               c. HarvardNet Switch Query     $.0007/Query           Not Applicable

           Trigger Charge

               a. Line Based                  $.0010/Query           Not Applicable

               b. Office Based                $.0010/Query           Not Applicable

           Utilization Element                $.0003/Query           Not Applicable

           Service Activation Charge

               a. Network Service Activation  Not Applicable         $8.37/Service
                                                                     Activated/Line
               b. HarvardNet Network Service  Not Applicable         $8.37/Service
               Activation                                            Activated/Line

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------

               c. HarvardNet Switch Service   Not Applicable         $8.37/Service
               Activation                                            Activated/Line

     D. AIN Service Creation (ASC) Service (Continued)

           Service Modification

               DTMF Update                    $.1080/Occurrence       Not Applicable

           Switch Based Announcement          $.005/Announcement      Not Applicable

VIII. Directory Listings & Books
    Primary Listing (on initial UNE service   Not Applicable          Not Applicable
    order).  For each residence telephone
    number, two (2) listings in the White
    Page directory are provided. For each
    business telephone number listed (except
    numbers of Centrex or Centrex-like
    services or indialing service station
    lines) one (1) listing is provided in
    the White Page Directory and one (1)
    listing in the Yellow Page directory of
    the type provided to BA-PA end user
    business customers for which no specific
    charge applies.

    Other Tariffed Listing Services (For       Retail rates less wholesale discount. For
    listings ordered in excess of the primary  retail rates see BA-PA tariff No. 1 sec. 5.B.
    listings provided or other listing
    types, or listings ordered at a time
    other than initial UNE service order, or
    listings ordered not associated with a
    UNE service order.)

    Books & delivery (annual home area         No charge for normal numbers of books
    directories only)                          delivered to end users; bulk deliveries to
                                               HarvardNet per separate arrangement

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
IX. Operator Services/Directory Assistance
    Direct Access                             $.0342/Query           $32,135.28/Link &
                                                                     $15,206.81 Service
                                                                     Establishment

    Directory Assistance                      $.3664/Call            Not Applicable

    Directory Transport

        Tandem Switching                      $.000730/Call          Not Applicable

        Tandem Switched Transport             $.000132/Call &        Not Applicable
                                              $.000003/Mile/Call

    Operator Services - Live                  $.01280/Operator       Not Applicable
                                              Work Second

    Operator Services - Automated             $.00158/Automated      Not Applicable
                                              Work Second

    Branding for Directory Assistance and/or  Not Applicable         $1,358.62/Message
    Operator Services

    Carrier-to-Carrier LSV/VCI Requests       $.01280/Operator       Not Applicable
                                              Work Second

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
X. Access to Operation Support Systems
     A. Pre-Ordering                          $.22/Query              Not Applicable
     B. Ordering                              $3.34/Transaction       Not Applicable
     C. Provisioning                          Included in Ordering    Not Applicable
     D. Maintenance & Repair
        1.  ECG Access                        $.22/Query              Not Applicable
        2.  EB/OSI Access                     $1.16/Trouble Ticket    Not Applicable
     E. Billing
        1. CD-ROM                             $246.59/CD-ROM          Not Applicable

        2. Daily Usage File
           a. Existing Message Recording      $.000258/Message        Not Applicable
           b. Delivery of DUF
              Data Tape                       $17.18/Tape             $61.39/Programming
                                                                      Hour

              Network Data Mover              $.000094/Message        Not Applicable

              CMDS                            $.000094/Message        $61.39/Programming
                                                                      Hour
           c. DUF Transport
              9.6 kb Communications Port      $10.24/Month            $7,437.36/Port

              56 kb Communications Port       $28.29/Month            $30,778.91/Port

              256 kb Communications Port      $28.29/Month            $51,236.88/Port

              T1 Communications Port          $359.31/Month           $182,827.99/Port

              Line Installation               Not Applicable          $61.39/Programming
                                                                      Hour/Port

              Port Set-up                     Not Applicable          $9.85/Port

              Network Control Programming     Not Applicable          $61.39/Programming
              Coding                                                  Hour/Port

XI. Exchange Access Service
    Interstate                                Per BA-FCC tariff number 1
    Intrastate                                Per BA-PA tariff number 302

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
XII. Number Portability
    Interim (using RCF)                       $1.50/Month/Ported      $5.00/Service Order
                                              Number                  $4.00/Installation/No.
                                                                      at same location

    Access pass-through to number             In accordance with Section 14.5 of Agreement
    portability purchaser

XIII. 911/E911
    Transport                                             Per section II above.

    Data Entry and Maintenance                                  No Charge

XIV.  Poles Conduits & ROW                    Per contract rates pursuant to 47 U.S.C.
                                              sec. 224

                                              Illustrative:

                                                Duct: $5.45/Foot/Year

                                                Pole: $3.98/Attachment/Year

XV. Network Interface Device (NID)            $.68/Month              Not Applicable

XVI. Access to Telephone Numbers (NXX codes                     No Charge
issued per ICCF Code Administration
Guidelines)

XVII. Local Dialing Parity                                      No Charge

XVIII. Customized Routing
    To Reseller Platform                      $.142360/Line/Month     $3.84/Line
    To BA Platform for Re-Branding            $.08330/Call            $3.84/Line
    Customized Routing Transport                          Per section II above.

                                                                      APPENDIX 3

Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------
XIX. Wholesale Discount for Resale of Retail Telecommunications Services(4)
    Resale of retail services if HarvardNet   20.69%
    provides own operator services platform

    Resale of retail services if HarvardNet   18.43%
    uses Bell Atlantic operator services
    platform

    Pennsylvania Gross Receipts Tax Discount  Discount as per BA-PA PUC 1 sec. 1.8.1
                                              tariff.

----------
(4) Excludes telecommunications services designed primarily for wholesale, such as switched and special exchange access service, and, subject to Section 12 of the Agreement, the following additional arrangements that are not subject to resale: limited duration (90 days or less) promotional offerings, public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and BA in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and either remitted to the recipient agency or NECA, or passed through to BA for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to BA.

      Pending establishment of mechanized billing procedures adapted to resale, BA will apply the wholesale discount for resale as a "bottom-of-the-bill" discount rate and will utilize a "true-up" process to correct possible inadvertent application of the wholesale discount to the exclusions identified herein and to reflect other adjustments as the Companies agree.

                                                                      APPENDIX 3

B. HarvardNet SERVICES, FACILITIES, AND ARRANGEMENTS:
Service or Element Description:               Recurring Charges:     Non-Recurring Charge:
-------------------------------               ------------------     ---------------------

I. Local Call Termination(5)
    Traffic Delivered at End Office            $.001864/MOU          Not Applicable
    Traffic Delivered at Tandem
                                               $.002902/MOU          Not Applicable

II. Number Portability
    Interim                                    $1.50/Month/Ported    $5.00/Service Order
                                               Number                $4.00/Installation/No.
                                                                     at same location

    Permanent                                  Per permanent funding mechanism when
                                               established.

    Access pass-through to number portability  In accordance with Section 14.5 of Agreement purchaser

III. Exchange Access Service
    Interstate                                 Per HarvardNet FCC exchange access tariff.

    Intrastate                                 Per HarvardNet PA tariff exchange access
                                               tariff.

IV. Local Dialing Parity                                        No Charge

V. All Other HarvardNet Services Available    Available at HarvardNet's tariffed or
to BA for Purposes of Effectuating Local      otherwise generally available rates,
Exchange Competition                          not to exceed BA rates for equivalent
                                              services available to HarvardNet.

VI.  Other Services                           $.03/Call              No Charge
Information Service Billing Fee

--------
(5) See note 6 regarding measurement and calculation of local traffic termination charges.

                                                                      APPENDIX 3

6     LOCAL TRAFFIC TERMINATION RATES

A.    Charges by BA

      (a)   Traffic delivered to BA Access Tandem: $.002902 per mou.

      (b) Traffic delivered directly to terminating BA End Office: $.001864 per mou.

      B.    Charges by HarvardNet

1.    Single-tiered interconnection structure:

      HarvardNet's rates for the termination of BA's Local Traffic under the single-tiered interconnection structure shall be recalculated once each year on each anniversary of the Effective Date (the "Rate Determination Date"). The methodology for recalculating the rates is as follows:

            Access Tandem Minutes = Total minutes of use of Local Traffic delivered by HarvardNet to BA Access Tandem for most recent billed quarter.

            End Office Minutes = Total minutes of use Local Traffic delivered by HarvardNet directly to the terminating BA End Office for most recent billed quarter.

            Total Minutes = Total minutes of use of Local Traffic delivered by HarvardNet to BA for most recent billed quarter.

      HarvardNet Charge at the HarvardNet-IP =

      (Access Tandem Minutes x $.002902) + (End Office Minutes x $.001864)
       ------------------------------------------------------------------
                                  Total Minutes

      For the first year after the Effective Date, the HarvardNet charge shall be calculated based on the traffic data of the quarter immediately preceding such Effective Date, or if no such traffic exists, on the proportion of local call termination trunks to BA End Offices and to BA Access Tandems.

2. Multiple-tiered interconnection structure (if offered by HarvardNet to any carrier)

      (a)   Local Traffic delivered to HarvardNet Access Tandem: $.002902

      (b)   Local Traffic delivered to terminating HarvardNet End Office/node:
            $.001864

C.    Miscellaneous Notes

1. The HarvardNet termination rate under the single-tiered interconnection structure set forth above is intended to be a Local Traffic termination rate for Interconnection to the HarvardNet-IP within each LATA that is reciprocal and equal to the actual rates that will be charged by BA to HarvardNet under the two-tiered Local Traffic termination rate structure described above that will apply after the first anniversary of the Effective Date. The single HarvardNet termination rate is also intended to provide financial incentives to HarvardNet to deliver traffic directly to BA's terminating End Offices once HarvardNet's traffic volumes reach an appropriate threshold.

SCHEDULE 3.0

INITIAL NETWORK IMPLEMENTATION SCHEDULE FOR PENNSYLVANIA

      In accordance with the provisions of Section 3 of the Agreement, the Parties shall make their best efforts to meet the following initial Milestones no later than the listed Dates.

================================================================================
LATA in              Milestone                                Date
PENNSYLVANIA
================================================================================
LATA ___             LATA Start Date                          TBD
--------------------------------------------------------------------------------
                     SS7 Certification, Collocation,          TBD
                     Operator Services/DA Facilities, and
                     NXX(s) Applied For
--------------------------------------------------------------------------------
                     Parties Agree on Trunking Arrangements   TBD
                     for Traffic Exchange
--------------------------------------------------------------------------------
                     Valid Access Service Request(s)          TBD
                     ("ASRs") for Traffic Exchange Trunk
                     Groups and Routing Information Received
                     by BA
--------------------------------------------------------------------------------
                     Valid Orders for 911 Facilities          TBD
                     Received by BA
--------------------------------------------------------------------------------
                     All Trunks (Traffic Exchange, Operator   TBD
                     Services/DA, 911) Tested and Turned Up
--------------------------------------------------------------------------------
                     SS7 Certification Achieved;(1)           TBD
                     Collocation Arrangements Complete for
                     Trunk Interconnection and Access to
                     Network Elements
--------------------------------------------------------------------------------
                     Arrangements for Alternate-Billed Calls  TBD
                     Agreed Upon
--------------------------------------------------------------------------------
                     Call-through Testing Completed;          TBD
                     "Interconnection Activation Date"
================================================================================

      Failure of a Party or the Parties to meet an earlier Milestone Date shall not relieve either Party of the responsibility to make its best efforts to meet subsequent Milestone Date(s) in the LATA, unless, and only to the extent that, the subsequent Milestone Date(s) depend on the timely completion of such earlier Milestone Date.

      For purposes of Section 3, (i) business Telephone Exchange Service shall be considered "fully operational" in a LATA in Pennsylvania when Covad has an effective Tariff for business Telephone Exchange Service in Pennsylvania and a significant number of Telephone Exchange Service Customer lines in service for business Telephone Exchange Service Customers in that LATA in Pennsylvania that are not affiliates or employees of either BA or Covad, and (ii) residential Telephone Exchange Service shall be considered "fully operational" in a LATA in Pennsylvania when Covad has an effective

----------
(1) SS7 certification scheduling depends on actual schedule availability at time of request. Initial implementation will be multi-frequency until SS7 certification is achieved.

Tariff for residential Telephone Exchange Service in Pennsylvania and has a significant number of Telephone Exchange Service Customer lines in service for residential Telephone Exchange Service Customers in that LATA in Pennsylvania that are not affiliates or employees of either BA or Covad.

SCHEDULE 4.0

PENNSYLVANIA


COVAD IPs                                             BA IPs
---------                                             ------

TBD                                                   TBD

SCHEDULE 6.3

RATE ELEMENTS UNDER MEET POINT BILLING

Interstate Access - Terminating to or originating from COVAD Customers

Rate Element                           Billing Company
------------                           ---------------
Carrier Common Line                    COVAD
Local Switching                        COVAD
Interconnection Charge                 COVAD
Local Transport Facility/
  Tandem Switched Transport Per Mile   Based on negotiated billing
                                       percentage (BIP)
Tandem Switching                       BA
Local Transport Termination/
  Tandem Switched Transport Fixed      BA
Entrance Facility                      BA
800 Database Query                     Party that performs query


Intrastate Access - Terminating to or originating from COVAD Customers

Rate Element                           Billing Company
------------                           ---------------
Carrier Common Line                    COVAD
Local Switching                        COVAD
Interconnection Charge                 COVAD
Local Transport Facility/
  Tandem Switched Transport Per Mile   Based on negotiated billing
                                       percentage (BIP)
Tandem Switching                       BA
Local Transport Termination/
  Tandem Switched Transport Fixed      BA
Entrance Facility                      BA
800 Database Query                     Party that performs query

SCHEDULE 12.3

                           SUPPORT SERVICES FOR RESALE

1.    BA OSS SERVICES

      1.1 Definitions

      As used in the Schedule 12.3, the following terms shall have the meanings stated below:

      1.1.1 "BA Operations Support Systems" means BA systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing.

      1.1.2 "BA OSS Services" means access to BA Operations Support Systems functions. The term "BA OSS Services" includes, but is not limited to: (a) BA's provision of Covad Usage Information to Covad pursuant to Section 1.3 below; and, (b) "BA OSS Information", as defined in Section 1.1.4 below.

      1.1.3 "BA OSS Facilities" means any gateways, interfaces, databases, facilities, equipment, software, or systems, used by BA to provide BA OSS Services to Covad.

      1.1.4 "BA OSS Information" means any information accessed by, or disclosed or provided to, Covad through or as a part of BA OSS Services. The term "BA OSS Information" includes, but is not limited to: (a) any Customer Information related to a BA Customer or a Covad Customer accessed by, or disclosed or provided to, Covad through or as a part of BA OSS Services; and, (b) any Covad Usage Information (as defined in Section 1.1.6 below) accessed by, or disclosed or provided to, Covad.

      1.1.5 "BA Retail Telecommunications Service" means any Telecommunications Service that Bell Atlantic provides at retail to subscribers that are not Telecommunications Carriers. The term "BA Retail Telecommunications Service" does not include any exchange access service (as defined in Section 3(16) of the Act, 47 U.S.C. ss. 153(16)) provided by BA.

      1.1.6 "Covad Usage Information" means the usage information for a BA Retail Telecommunications Service purchased by Covad under this Agreement that BA would record if BA was furnishing such BA Retail
      Telecommunications Service to a BA end-user retail Customer.

      1.1.7 "Customer Information" means CPNI of a Customer and any other non-public, individually identifiable information about a Customer or the purchase by a Customer of the services or products of a Party.

      1.2 BA OSS Services

      1.2.1 Upon request by Covad, BA shall provide to Covad, pursuant to
      Section 251(c)(3) of the Act, 47 U.S.C. ss. 251(c)(3), BA OSS Services.

      1.2.2 Subject to the requirements of Applicable Law, BA Operations Support Systems, BA Operations Support Systems functions, BA OSS Facilities, BA OSS Information, and the BA OSS Services that will be offered by BA, shall be as determined by BA. Subject to the requirements of Applicable Law, BA shall have the right to change BA Operations Support Systems, BA Operations Support Systems functions, BA OSS Facilities, BA OSS Information, and the BA OSS Services, from time-to-time, without the consent of Covad.

      1.3 Covad Usage Information

      1.3.1 Upon request by Covad, BA shall provide to Covad, pursuant to
      Section 251(c)(3) of the Act, 47 U.S.C. ss. 251(c)(3), Covad Usage Information.

      1.3.2 Covad Usage Information will be available to Covad through the following:

            (a)   Daily Usage File on Data Tape.

            (b)   Daily Usage File through Network Data Mover ("NDM").

      1.3.3.1 Covad Usage Information will be provided in a Bellcore Exchange Message Records ("EMR") format.

      1.3.3.2 Daily Usage File Data Tapes provided pursuant to Section 1.3.2(a) above will be issued each day, Monday through Friday, except holidays observed by BA.

      1.3.4 Except as stated in this Section 1.3, subject to the requirements of Applicable Law, the manner in which, and the frequency with which, Covad Usage Information will be provided to Covad shall be determined by BA.

      1.5 Access to and Use of BA OSS Facilities

      1.5.1 BA OSS Facilities may be accessed and used by Covad only to the extent necessary for Covad's access to and use of BA OSS Services pursuant to the Agreement.

      1.5.2 BA OSS Facilities may be accessed and used by Covad only to provide Telecommunications Services to Covad Customers.

      1.5.3 Covad shall restrict access to and use of BA OSS Facilities to Covad. This Schedule 12.3 does not grant to Covad any right or license to grant sublicenses to other persons, or permission to other persons (except Covad's employees, agents and contractors, in accordance with Section 1.5.7 below), to access or use BA OSS Facilities.

      1.5.4 Covad shall not (a) alter, modify or damage the BA OSS Facilities (including, but not limited to, BA software), (b) copy, remove, derive, reverse engineer, or decompile, software from the BA OSS Facilities, or
      (c) obtain access through BA OSS Facilities to BA databases, facilities, equipment, software, or systems, which are not offered for Covad's use under this Schedule 12.3.

      1.5.5 Covad shall comply with all practices and procedures established by BA for access to and use of BA OSS Facilities (including, but not limited to, BA practices and procedures with regard to security and use of access and user identification codes).

      1.5.6 All practices and procedures for access to and use of BA OSS Facilities, and all access and user identification codes for BA OSS
      Facilities: (a) shall remain the property of BA; (b) shall be used by Covad only in connection with Covad's use of BA OSS Facilities permitted by this Schedule 12.3; (c) shall be treated by Covad as Confidential Information of BA pursuant to subsection 29.4 of the Agreement; and, (d) shall be destroyed or returned by Covad to BA upon the earlier of request by BA or the expiration or termination of the Agreement.

      1.5.7 Covad's employees, agents and contractors may access and use BA OSS Facilities only to the extent necessary for Covad's access to and use of the BA OSS Facilities permitted by this Agreement. Any access to or use of BA OSS Facilities by Covad's employees, agents, or contractors, shall be subject to the provisions of the Agreement, including, but not limited to, subsection 29.4 thereof and Sections 1.5.6 and 1.6.3.3 of this Schedule 12.3.

      1.6 BA OSS Information

      1.6.1 Subject to the provisions of this Schedule 12.3 and Applicable Law, BA grants to Covad a non-exclusive license to use BA OSS Information.

      1.6.2 All BA OSS Information shall at all times remain the property of BA. Except as expressly stated in this Schedule 12.3, Covad shall acquire no rights in or to any BA OSS Information.

      1.6.3.1 The provisions of this Section 1.6.3 shall apply to all BA OSS Information, except (a) Covad Usage Information, (b) CPNI of Covad, and
      (c) CPNI of a BA Customer or a Covad Customer, to the extent the Customer has authorized Covad to use the Customer Information.

      1.6.3.2 BA OSS Information may be accessed and used by Covad only to provide Telecommunications Services to Covad Customers.

      1.6.3.3 Covad shall treat BA OSS Information that is designated by BA, through written or electronic notice (including, but not limited to, through the BA OSS Services), as "Confidential" or "Proprietary" as Confidential Information of BA pursuant to subsection 29.4 of the Agreement.

      1.6.3.4 Except as expressly stated in this Schedule 12.3, this Agreement does not grant to Covad any right or license to grant sublicenses to other persons, or permission to other persons (except Covad's employees, agents or contractors, in accordance with Section 1.6.3.5 below, to access, use or disclose BA OSS Information.

      1.6.3.5 Covad's employees, agents and contractors may access, use and disclose BA OSS Information only to the extent necessary for Covad's access to, and use and disclosure of, BA OSS Information permitted by this
      Schedule 12.3. Any access to, or use or disclosure of, BA OSS Information by Covad's employees, agents or contractors, shall be subject to the provisions of this Agreement, including, but not limited to, subsection
      29.4 of the Agreement and Section 1.6.3.3 above.

      1.6.3.6 Covad's license to use BA OSS Information shall expire upon the earliest of: (a) the time when the BA OSS Information is no longer needed by Covad to provide Telecommunications Services to Covad Customers; (b) termination of the license in accordance with this Schedule 12.3; or (c) expiration or termination of the Agreement.

      1.6.3.7 All BA OSS Information received by Covad shall be destroyed or returned by Covad to BA, upon expiration, suspension or termination of the license to use such BA OSS Information.

      1.6.4 Unless sooner terminated or suspended in accordance with the Agreement or this Schedule 12.3 (including, but not limited to, subsection
      22.3 of the Agreement and Section 1.7.1 above), Covad's access to BA OSS Information through BA OSS Services shall terminate upon the expiration or termination of the Agreement.

      1.6.5.1 Without in any way limiting subsection 18.3 of the Agreement, BA shall have the right (but not the obligation) to audit Covad to ascertain whether Covad is complying with the requirements of Applicable Law and this Agreement with regard to Covad's access to, and use and disclosure of, BA OSS Information.

      1.6.5.2 Without in any way limiting any other rights BA may have under the Agreement or Applicable Law, BA shall have the right (but not the obligation) to monitor Covad's access to and use of BA OSS Information which is made available by BA to Covad pursuant to this Agreement, to ascertain whether Covad is complying with the requirements of Applicable Law and this Agreement, with regard to Covad's access to, and use and disclosure of, such BA OSS Information. The foregoing right shall include, but not be limited to, the right (but not the obligation) to electronically monitor Covad's access to and use of BA OSS Information which is made available by BA to Covad through BA OSS Facilities.

      1.6.5.3 Information obtained by BA pursuant to this Section 1.6.5 shall be treated by BA as Confidential Information of Covad pursuant to subsection
      29.4 of the Agreement; provided that, BA shall have the right (but not the obligation) to use and disclose information obtained by BA pursuant to this Section 1.6.5 to enforce BA's rights under the Agreement or Applicable Law.

      1.6.6 Covad acknowledges that the BA OSS Information, by its nature, is updated and corrected on a continuous basis by BA, and therefore that BA OSS Information is subject to change from time to time.

      1.7 Liabilities and Remedies

      1.7.1 Any breach by Covad, or Covad's employees, agents or contractors, of the provisions of Sections 1.5 or 1.6 above shall be deemed a material breach of the Agreement. In addition, if Covad or an employee, agent or contractor of Covad at any time breaches a provision of Sections 1.5 or
      1.6 above and such breach continues for more than ten (10) days after written notice thereof from BA, then, except as otherwise required by Applicable Law, BA shall have the right, upon notice to Covad, to suspend the license to use BA OSS Information granted by Section 1.6.1 above and/or the provision of BA OSS Services, in whole or in part.

      1.7.2 Covad agrees that BA would be irreparably injured by a breach of Sections 1.5 or 1.6 above by Covad or the employees, agents or contractors of Covad, and that BA shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any such breach. Such remedies shall not be deemed to be the exclusive remedies for any such breach, but shall be in addition to any other remedies available under this Agreement or at law or in equity.

      1.8 Relation to Applicable Law

      The provisions of Sections 1.5, 1.6 and 1.7 above shall be in addition to and not in derogation of any provisions of Applicable Law, including, but not limited to, 47 U.S.C. ss. 222, and are not intended to constitute a waiver by BA of any right with regard to protection of the confidentiality of the information of BA or BA Customers provided by Applicable Law.

      1.9 Cooperation

      Covad, at Covad's expense, shall reasonably cooperate with BA in using BA OSS Services. Such cooperation shall include, but not be limited to, the following:

      1.9.1 Upon request by BA, Covad shall by no later than the fifteenth
      (15th) day of each calendar month submit to BA reasonable, good faith estimates (by central office or other BA office or geographic area designated by BA) of the volume of each BA Retail

      Telecommunications Service for which Covad anticipates submitting orders in each week of the next calendar month.

      1.9.2 Upon request by BA, Covad shall submit to BA reasonable, good faith estimates of other types of transactions or use of BA OSS Services that Covad anticipates.

      1.9.3 Covad shall reasonably cooperate with BA in submitting orders for BA Retail Telecommunications Services and otherwise using the BA OSS Services, in order to avoid exceeding the capacity or capabilities of such BA OSS Services.

      1.9.4 Covad shall participate in cooperative testing of BA OSS Services and shall provide assistance to BA in identifying and correcting mistakes, omissions, interruptions, delays, errors, defects, faults, failures, or other deficiencies, in BA OSS Services.

      1.10 BA Access to Information Related to Covad Customers

      1.10.1 BA shall have the right to access, use and disclose information related to Covad Customers that is in BA's possession (including, but not limited to, in BA OSS Facilities) to the extent such access, use and/or disclosure has been authorized by the Covad Customer in the manner required by Applicable Law.

      1.10.2 Upon request by BA, Covad shall negotiate in good faith and enter into a contract with BA, pursuant to which BA may obtain access to Covad's operations support systems (including, systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing) and information contained in such systems, to permit BA to obtain information related to Covad Customers (as authorized by the applicable Covad Customer), to permit Customers to transfer service from one Telecommunications Carrier to another, and for such other purposes as may be permitted by Applicable Law.

2.    BELL ATLANTIC PRE-OSS SERVICES

      2.1 As used in this Schedule 12.3, "BA Pre-OSS Service" means a service which allows the performance of an activity which is comparable to an activity to be performed through a BA OSS Service and which BA offers to provide to Covad prior to, or in lieu of, BA's provision of the BA OSS Service to Covad. The term "BA Pre-OSS Service" includes, but is not limited to, the activity of placing orders for BA Retail Telecommunications Services through a telephone facsimile communication.

      2.2 Subject to the requirements of Applicable Law, the BA Pre-OSS Services that will be offered by BA shall be as determined by BA and BA shall have the right to change BA Pre-OSS Services, from time-to-time, without the consent of Covad.

      2.3 Subject to the requirements of Applicable Law, the prices for BA Pre-OSS Services shall be as determined by BA and shall be subject to change by BA from time-to-time.

      2.4 The provisions of Sections 1.5 through 1.9 above shall also apply to BA Pre-OSS Services. For the purposes of this Section 2.4: (a) references in Sections 1.5 through 1.9 above to BA OSS Services shall be deemed to include BA Pre-OSS Services; and, (b) references in Sections 1.5 through
      1.9 above to BA OSS Information shall be deemed to include information made available to Covad through BA Pre-OSS Services.

3.    RATES AND CHARGES

      The prices for the foregoing services shall be as set forth in BA's Tariffs or, in the absence of an applicable BA Tariff price, in Exhibit A or, if not set forth in either, as may be determined by BA from time to time. If BA at any time offers another resale support service the prices for which are not stated in BA's Tariffs or Exhibit A, BA shall have the right to revise Exhibit A to add such prices.

SCHEDULE 13.4

                      COLLOCATION: SHARED CAGE ARRANGEMENT

1.    Service Description

      (A) Shared Cages provide an additional option to Covad for Interconnection and access to unbundled Network Elements. Shared Cages refers to an arrangement in which a Collocation node is shared by two CLECs purusant to terms and conditions agreed to by those CLECs.

      (B) For established collocation nodes, the initial CLEC is the "Collocator of Record" ("COR"), or "host" collocator; the other collocator participating in the sharing arrangement is referred to in this Agreement as the "guest". When two collocators request establishment of a new Collocation node, to be used as a Shared Cage, one of the participating CLECs must agree to be the COR and the other to be the guest. The host collocator is BA's customer, and has all of the rights and obligations applicable under this Agreement and the applicable Tariff to CLECs purchasing Collocation-related services, including, without limitation, the obligation to pay all applicable charges, whether or not the COR is reimbursed for all or any portion of such charges by the guest. Neither this Agreement, nor any actions taken by BA or the COR in compliance with this Agreement or the applicable Tariff, shall create a contractual, agency, or any other type of relationship between BA and the guest collocator in a sharing arrangement; and BA does not assume any liability or obligation to the guest for any actions of the COR. The two involved collocators are solely responsible for determining whether to share a cage, and if so upon what terms and conditions.

2.    Shared Cage Arrangement

      (A) The host CLEC must notify BA in writing of its intention to share its cage space and provide BA with a certificate of insurance from the guest before the guest occupies the cage.

      (B) All orders for Telecommunications Services or unbundled Network Elements must be placed by or on behalf of the COR. The host and guest may agree that such orders may be placed by the guest on behalf of the host, but in such case BA must be provided with an acceptable Letter of Authorization explicitly authorizing the guest to place such orders. Where an order is placed by the guest in conformity with this section BA will send bills for the ordered services to the guest, and will accept payments from the guest on the COR's account. Notwithstanding such ordering and billing arrangements, the obligation to pay BA for such services remains exclusively with the COR, regardless of whether the guest complies with its obligations under its contract with the COR to make payments to the COR or to BA. BA may pursue any available rights and remedies against the COR in the event of non-payment, without first seeking payment from the guest, regardless of whether the services for which payment is due are being used by the COR or by the guest.

      (C) All terms and conditions for Physical Collocation as described in applicable Tariffs and in Section 13.0 of this Agreement will apply. In addition, the following terms and conditions will apply to shared cages:

            (1)   The guest must be a CLEC.

            (2) The host and guest must each be collocating for the purpose of interconnecting to BA or accessing BA's unbundled Network Elements.

            (3) In its use of a Shared Cage, the guest must comply with the same BA rules and regulations and municipal/zoning regulations as are applicable to the COR.

            (4) The COR assumes the responsibility for the guest's violation of all Tariff regulations and other requirements related to a Shared Cage arrangement, and will be liable for any damage or injury to BA caused by the conduct of the guest, to the same extent as the COR would be liable if it had engaged in such conduct itself. The COR will also indemnify BA against any third-party claims resulting from the guest's conduct, to the same extent as it would be responsible for such indemnification if it had engaged in such conduct itself.

            (5)   The host and guest will participate in Method of Procedure
                  (MOP) meetings detailing the installation work to be performed by the guest. This shall be completed for all Physical Collocation equipment installation. The host shall prominently display the signed MOP at the multiplexing node while any installation functions are performed.

            (6) The host must provide BA's designated representative(s) with a list of the names of all technicians who will need access to the Shared Cage for support, maintenance and repair purposes. The host is responsible for supplying such representative(s) with the required completed non-employee ID badge application forms and all appropriate indentification material for its employees/agents as well as those of the guest.

            (7) BA will issue only one identifying cage and POT Bay CLLI code and provide it to the host. The host will assume connecting facility assignment (CFA) responsibilities.

            (8) All occupancy and specific cage construction communications (e.g., cage augments, cage access or deployment requirements) will be between the host and BA as specified in this Agreement.

            (9) The host will remain responsible for all costs associated with the cage (e.g., cage construction, POT Bay installation). BA will not split bill any of the rate elements associated with the Collocation cage between the host and its tenant (e.g., recurring square foot charges, power, cable racking).

                                  SCHEDULE 27.2
             PERFORMANCE MONITORING REPORTS, STANDARDS AND REMEDIES

1. Performance Monitoring Reports

1.1. Subject to the provisions of this Schedule 27.2, BA shall provide to Covad performance monitoring reports ("Performance Monitoring Reports") for services and facilities provided by BA. Subject to the provisions of Appendix 1, the Performance Monitoring Reports will include the measurements set forth in subsections (a) through (d) of this Section 1.1, to the extent the measurements set forth in a subsection are applicable to the services set forth in such subsection: (a) for services provided to BA's retail customers, in the aggregate, the measurements stated in Appendix 1, Section 6, "Retail"; (b) for services and facilities provided to any BA local exchange affiliate purchasing Interconnection,(1) if BA decides to operate a wholesale carrier, the measurements stated in Appendix 1, Section 2, "Unbundled Network Elements",
Section 3, "Resale", and Section 4, "Network Interconnection Trunks"; (c) for services and facilities provided to carriers purchasing Interconnection, in the aggregate, the measurements stated in Appendix 1, Section 1, "OSS", Section 2, "Unbundled Network Elements", Section 3, "Resale", Section 4, "Network Interconnection Trunks", and Section 5, "CLEC Billing"; and, (d) for services and facilities provided to Covad, the measurements stated in Appendix 1, Section 2, "Unbundled Network Elements", Section 3, "Resale", and Section 4, "Network Interconnection Trunks".(2)

----------
(1) As used in this Schedule 27.2, Section 1.1, "Interconnection" includes interconnection, transport and termination, services for resale, and/or access to unbundled network elements, under Section 251 of the Act, as amended.

(2) The measurements listed in subsections (b) and (d) do not include Section 2, "Unbundled Network Elements", Measurement 7, "% Flow Through Orders", and
Section 3, "Resale", Measurement 7, "% Flow Through Orders".

1.2 The Performance Monitoring Reports shall be provided on a calendar quarter basis (January through March, April through June, July through September, October through December) with monthly information detail. The Performance Monitoring Reports shall be provided within forty-five (45) days after the completion of each calendar quarter. The first Performance Monitoring Reports shall cover the calendar quarter of [?], 1998.

2. Performance Metrics, Standards and Remedies

2.1 Appendix 2 sets out performance standards for 21 service quality measurement items ("Performance Metrics") listed in the Performance Monitoring Reports. BA shall measure on a calendar quarter basis BA's performance for each Performance Metric for service provided to Covad.

2.2 If for any calendar quarter BA fails to meet the standard for a Performance Metric for service provided to Covad, BA will conduct an investigation with regard to the failure. The investigation will review the validity of the measurement for the Performance Metric, and, if the measurement is concluded to be valid, identify the cause of the failure. After identifying the cause of the failure, BA will take commercially reasonable action to correct the failure resulting from such cause. Covad shall provide all information and support reasonably requested by BA in order to enable BA to conduct the investigation and to correct any failure.

2.3.1 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2, above, to the extent the failure to meet the standard for a Performance Metric is caused by a Delaying Event. As used in this Schedule 27.2, "Delaying Event" means: (a) a failure by Covad to perform any of its obligations set forth in this Agreement; (b) any delay, act or failure to act by Covad or a customer, end-user, agent, affiliate, representative, vendor, or contractor of Covad; (c) any Force Majeure Event as defined in Section 28.3; (d) any event, delay, act or failure to act, beyond the reasonable control of BA; or, (e) such other event, delay, act or failure to act upon which the Parties may agree. In calculating a Performance Metric, BA may adjust the performance data to exclude any negative effect upon BA's meeting the standard for the Performance Metric caused by a Delaying Event. If, pursuant to this Section 2.3.1, BA adjusts performance data to exclude a negative effect upon BA's meeting the standard for a Performance Metric caused by a Delaying Event, BA shall provide to Covad a reasonably detailed description of the adjustment. If Covad disputes the appropriateness of the adjustment, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

2.3.2 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2 for any Performance Metric that shows a failure to meet a performance standard if BA can reasonably show that (a) the measurement for the Performance Metric does not have a statistically valid basis, or (b) the data measured for service provided to Covad cannot be validly compared to the measurement to which Appendix 2 specifies such data is to be compared (e.g., the measurement for service provided to BA retail customers). If, pursuant to the preceding sentence of this Section 2.3.2, BA excludes from action under Section
2.2 any Performance Metric, BA shall provide to Covad a reasonably detailed explanation of the basis for the exclusion. If Covad disputes the appropriateness of the exclusion, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

2.3.3 BA may exclude from consideration in calculating Performance Metrics any activities where Covad has requested a date due or other performance interval different from (greater or less than) that which BA provides for its own retail customers or its other telecommunications carrier customers.

2.3.4 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2 for any Performance Metric where the data for two or more months in a calendar quarter have been excluded from consideration pursuant to the provisions of this Agreement.

2.4 For each Performance Metric related to UNE or Resale Services that requires calculation of a percentage, a minimum of 200 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/200 x 100 = b%). Lack of the minimum 200 items will result in BA being deemed to have met the standard for that Performance Metric. For each Performance Metric related to Interconnection Trunks that requires calculation of a percentage, a minimum of 50 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/50 x 100 = b%). Lack of the minimum 50 items will result in BA being deemed to have met the standard for that Performance Metric.

2.5 As used in Appendix 2 for those Performance Metrics where "Parity" is the standard, "Parity" will be determined in accordance with Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

3. Performance Measurements, Standards and Remedies

3.1 Appendix 3 sets forth nine (9) performance categories ("Performance Categories"). Each Performance Category is composed of one or more performance measurements, which are listed in the left-hand column of each Performance Category matrix ("Performance Measurements"). Each Performance Category point-score, when calculated, will be the sum of the point-scores of the Performance Measurements composing that Performance Category, and may be "0", a positive number (+1 or higher), or a negative number (-1 or less).

3.2 BA shall measure on a calendar quarter basis BA's performance for each Performance Measurement for service provided to Covad. No later than sixty (60) days after the completion of each calendar quarter, BA shall forward to Covad a statement showing BA's performance for each Performance Measurement for service provided to Covad and a calculation of each Performance

Category point-score ("Performance Statement").

3.3 If for any calendar quarter BA fails to obtain a point-score of "0" or higher for a Performance Measurement for service provided to Covad, BA will conduct an investigation with regard to the failure. The investigation will review the validity of the measurement for the Performance Measurement, and, if the measurement is concluded to be valid, identify the cause of the failure. After identifying the cause of the failure, BA will take commercially reasonable action to correct the failure resulting from such cause. Covad shall provide all information and support reasonably requested by BA in order to enable BA to conduct this investigation and to correct any failure to obtain a point-score of "0" or higher for the Performance Measurement.

3.4.1 Subject to the provisions of this Schedule 27.2 and other applicable provisions of this Agreement, if the point-score for a Performance Category for service provided to Covad is a negative number (-1 or less) for two (2) consecutive calendar quarters, BA shall give a billing credit to Covad in the amount provided for in Appendix 3 ("Performance Credit"). A Performance Credit shall be given for the second consecutive calendar quarter and for each subsequent consecutive calendar quarter for which the point-score for the Performance Category is a negative number (-1 or less). Each Performance Statement shall include a statement showing any Performance Credit due to Covad. Each Performance Credit which is due shall be applied to an appropriate Covad bill no later than thirty (30) days after the Performance Statement stating that the Performance Credit is due is delivered to Covad.

3.4.2 If the point-score for a Performance Category for service provided to Covad is a positive number (+1 or more), BA may use the positive point-score for that Performance Category to off-set a negative point-score for that Performance Category for the next calendar quarter.

3.4.3.1 BA shall not be obligated to take investigative or corrective action pursuant to Section 3.3, or to pay a Performance Credit, to the extent the negative point-score for a Performance Measurement or Performance Category is caused by a Delaying Event, as defined in Section 2.3.1, above. In calculating a Performance Measurement, BA may adjust the performance data to exclude any negative effect on BA's meeting the performance standard for the Performance Measurement caused by a Delaying Event. If, pursuant to this Section 3.4.3.1, BA adjusts performance data to exclude a negative effect on BA's meeting the performance standard for a Performance Measurement caused by a Delaying Event, BA shall provide to Covad a reasonably detailed description of the adjustment. If Covad disputes the appropriateness of the adjustment, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

3.4.3.2 BA may exclude from consideration in calculating Performance Category Point Scores and Performance Credits, and shall not be obligated to take investigative or corrective action pursuant to Section 3.3 with regard to, any Performance Measurement that shows a failure to meet a performance standard if BA can reasonably show that (a) the measurement for the Performance Measurement does not have a statistically valid basis, or (b) the data measured for service provided to Covad cannot be validly compared to the measurement to which Appendix 3 specifies such data is to be compared (e.g., the measurement for service provided to BA retail customers). If, pursuant to the preceding sentence of this Section 3.4.3.2, BA excludes from consideration in calculating Performance Category Point Scores and Performance Credits and from action under
Section 3.3 any Performance Measurement, BA shall provide to Covad a reasonably detailed explanation of the basis for the exclusion. If Covad disputes the appropriateness of the exclusion, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

3.4.3.3 BA may exclude from consideration in calculating Performance Measurements any activities where Covad has requested a date due or other performance interval different from (greater or less than) that which BA provides for its own retail customers or its other telecommunications carrier customers.

3.4.3.4 BA may also exclude from consideration in calculating Performance Category point-scores and Performance Credits, and shall not be obligated to take investigative or corrective action pursuant to Section 3.3 with regard to, any Performance Measurement where the data for two or more months in a calendar quarter have been excluded from consideration pursuant to the provisions of this Agreement.

3.4.4 For each Performance Measurement related to OSS, UNE, Resale Services or Billing, that requires calculation of a percentage, a minimum of 200 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/200 x 100 = b%). Lack of the minimum 200 items will result in BA receiving a "0 Points" score for that Performance Measurement. For each Performance Measurement related to Interconnection Trunks that requires calculation of a percentage, a minimum of 50 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/50 x 100 = b%). Lack of the minimum 50 items will result in BA receiving a "0 Points" score for that Performance Measurement.

3.4.5 As used in Appendix 3 for those Performance Measurements where "Parity" is the standard, "Parity" will be determined in accordance with Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

4. Notwithstanding anything in this Agreement to the contrary, the Performance Metrics, Performance Metrics standards, Performance Measurements, Performance Measurements standards, Performance Categories, and Performance Credits, provided for in this Schedule 27.2 shall also apply to Covad with regard to OSS, UNE, Resale Services, Interconnection Trunks, and other services and arrangements, purchased by BA from Covad. Covad shall for OSS, UNE, Resale Services, Interconnection Trunks, and other services and arrangements, purchased by BA from Covad, provide to BA Performance Monitoring Reports and Performance Statements similar to those to be provided by BA to Covad. If Covad fails to meet a standard for a Performance Metric or a Performance Measurement or incurs a negative point-score on a Performance Category, Covad shall (a) undertake correction of the failure, to the same extent as BA would be required to undertake correction of the failure under this
Schedule 27.2, and (b) give Performance Credits to BA, to the same extent as BA would be required to give Performance Credits to Covad under this Schedule 27.2.

5. Appendix 1 sets out definitions for terms that are used in this Schedule
27.2. Except as clearly stated otherwise in a particular instance, these definitions apply throughout this Schedule 27.2.

6. Covad agrees that the information contained in the Performance Reports and the information contained in the Performance Statements is confidential and proprietary to BA, and shall be used by Covad solely for internal performance assessment purposes, for purposes of joint Covad and BA assessments of service performance, and for reporting to the Commission, the FCC, or courts of competent jurisdiction, under cover of an agreed-upon protective order, for the sole purpose of enforcing BA's obligations under this Agreement. Covad shall not otherwise disclose the information contained in the Performance Reports or Performance Statements to third-persons.

7. BA shall provide Covad with access to the available data and information necessary for Covad to verify the accuracy of the Performance Monitoring Reports provided by BA to Covad. Covad agrees that such data and information is confidential and proprietary to BA and shall be used by Covad solely for the purpose of verifying the accuracy of the Performance Monitoring Reports. Covad shall not disclose such data and information to third-persons. BA shall be obligated to retain data and information for access by Covad under this Section 7 only for the period of time required by Applicable

Laws.

8. In providing Performance Reports to Covad, providing Performance Statements to Covad, providing Covad with access to data and information pursuant to
Section 7, above, and otherwise performing its obligations under this Schedule 27.2, BA shall not be obligated, and may decline, to disclose to Covad any individually identifiable information pertaining to a person other than Covad, including, but not limited to, any other carrier customer of BA or any retail customer of BA.

9. The Parties acknowledge that this Schedule 27.2 is intended to implement obligations of BA under the FCC's Memorandum Opinion and Order in "In the Applications of NYNEX Corporation, Transferor, and Bell Atlantic Corporation, Transferee, For Consent to Transfer Control of NYNEX Corporation and Its Subsidiaries", File No. NSD-L-96-10, Released August 14, 1997. This Schedule
27.2 shall be interpreted and construed in a manner consistent with the FCC's Memorandum Opinion and Order.

                                  SCHEDULE 27.2

                                   APPENDIX 1

                         PERFORMANCE MONITORING REPORTS

1. OSS

--------------------------------------------------------------------------------
Key Service Quality Measurements                                   Notes
--------------------------------------------------------------------------------
OSS:
--------------------------------------------------------------------------------
Pre-Order Process:
--------------------------------------------------------------------------------
1.  Pre-Order Response Time:                                Not Carrier Specific
--------------------------------------------------------------------------------
       o  a. Customer Service Records
--------------------------------------------------------------------------------
       o  b. Other Pre-Order (Aggregate of the following):
             o  Due Date Availability
             o  Product & Service Availability Information
             o  Address Validation
             o  Telephone number availability and
                reservation
--------------------------------------------------------------------------------
2.  Availability of BA interface to OSS access:             Not Carrier Specific
--------------------------------------------------------------------------------
       o  % Interface Uptime(3)
--------------------------------------------------------------------------------

----------
(3) This Schedule contemplates that measurements will be conducted in connection with the use and/or operations of various BA systems (including, but not limited to, ECG, EDI, WebGUI, and BA systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing). The Parties, through good faith negotiation, shall amend this Schedule from time-to-time as necessary to conform the Schedule to changes in, discontinuance of, or replacement of, BA systems. Nothing in this Schedule shall be deemed to prevent BA from changing, discontinuing or replacing any BA system or any version, issue or edition of a BA system.

2.  UNBUNDLED NETWORK ELEMENTS ("UNE"):

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Ordering Process:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:                                    .
--------------------------------------------------------------------------------
       POTS:
--------------------------------------------------------------------------------
       o  a.  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time - Order Confirmation
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       Specials:
       o  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
4.  Reject Timeliness
--------------------------------------------------------------------------------
       POTS:
       o  a.  Average Response Time - Rejects
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time -Rejects
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       Specials:
       o  Average Response Time - Rejects
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
5.  % Rejects:
--------------------------------------------------------------------------------
       o  % Rejects
--------------------------------------------------------------------------------
6.  Timeliness of Completion Notification:
--------------------------------------------------------------------------------
       o  Average Response Time - Notice of Completion
--------------------------------------------------------------------------------

2. UNBUNDLED NETWORK ELEMENTS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                   Notes
--------------------------------------------------------------------------------
7.  % Flow Through Orders                                         Tracked
                                                            Not Carrier Specific
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Offered - Dispatch
              o  Avg. Interval Offered - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Completed - Dispatch
              o  Avg. Interval Completed - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Completed
--------------------------------------------------------------------------------
10.  % Completed within 5 business days - Total
--------------------------------------------------------------------------------
      POTS:
              o  % Completed within 5 Days (1 to 5 Lines)
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appt. - Dispatch
              o  % Missed Installation Appt. - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appt.
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
      POTS:
              o  % Installation Troubles within 30 days
--------------------------------------------------------------------------------
      Specials:
              o  % Installation Troubles within 30 days
--------------------------------------------------------------------------------

2. UNBUNDLED NETWORK ELEMENTS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
      POTS:
              o  Trouble Report Rate - Dispatch
              o  Trouble Report Rate - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
15.  % Missed Repair Appointments
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Repair Appt - Dispatch
              o  % Missed Repair Appt - No Dispatch
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
      POTS:
              o  Mean Time to Repair - Dispatch (Run
                 Clock)
              o  Mean Time to Repair - No Dispatch (Run
                 Clock)
--------------------------------------------------------------------------------
      Specials:
              o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      POTS:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      Specials:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
      POTS:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
      Specials:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Ordering Process:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:                                    .
--------------------------------------------------------------------------------
      POTS:
--------------------------------------------------------------------------------
       o  a.  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time - Order Confirmation
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
      Specials:
       o  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
4.  Reject Timeliness
      POTS:
       o  a.  Average Response Time - Rejects
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time -Rejects
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
      Specials
       o  Average Response Time - Rejects
              o  Mechanized (Flow Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
5.  % Rejects:
--------------------------------------------------------------------------------
          % Rejects
--------------------------------------------------------------------------------
6.  Timeliness of Completion Notification:
--------------------------------------------------------------------------------
          Average Response Time -  Notice of Completion
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                   Notes
--------------------------------------------------------------------------------
7.  % Flow Through Orders                                         Tracked
                                                            Not Carrier Specific
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Offered - Dispatch
              o  Avg. Interval Offered - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Completed - Dispatch
              o  Avg. Interval Completed -No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Completed
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
10.  % Completed within 5 business days - Total
--------------------------------------------------------------------------------
      POTS:
              o  % Completed within 5 Days (1 to 5 Lines)
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appt. (BA) -
                 Dispatch
              o  % Missed Appt. (BA) - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Appt. (BA)
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
      POTS:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
      Specials:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
      POTS:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
      Specials:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
15.  % Missed Repair Appointments
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Repair Appt. - Dispatch
              o  % Missed Repair Appt. - No Dispatch
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
      POTS:
              o  Mean Time to Repair (Run Clock)
--------------------------------------------------------------------------------
      Specials:
              o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      POTS:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      Specials:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
      POTS:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
      Specials:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------

4. NETWORK INTERCONNECTION TRUNKS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Ordering Process:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:
--------------------------------------------------------------------------------
        o  a.  Average Response Time: Firm Order
               Confirmation
--------------------------------------------------------------------------------
        o  b.  % [greater than] 10 days
--------------------------------------------------------------------------------
4.  Reject Timeliness                                          Manual Tracking
--------------------------------------------------------------------------------
        o  a.  Average Response Time: Rejects
--------------------------------------------------------------------------------
        o  b.  % [greater than] 10 days
--------------------------------------------------------------------------------
5.  % Rejects:
--------------------------------------------------------------------------------
        o  % Rejects
--------------------------------------------------------------------------------
6.  Timeliness of Completion Notification:
--------------------------------------------------------------------------------
        o  Average Response Time -  Notice of Completion       Manual Tracking
           (Requires Serial Number)
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
        o  Average Interval - Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
        o  Average Interval - Completed
--------------------------------------------------------------------------------
10.  [Intentionally Omitted]
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment (BA Reasons)
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
        o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------

4. NETWORK INTERCONNECTION TRUNKS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
        o  Network Trouble Report Rate
--------------------------------------------------------------------------------
15.  [Intentionally Omitted]
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
        o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
        o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
        o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
Network Performance
--------------------------------------------------------------------------------
20.  % Dedicated Final Trunk Blockage
--------------------------------------------------------------------------------

5. CLEC BILLING (All Services, Interconnection, UNE and Resale):

--------------------------------------------------------------------------------
Billing:
--------------------------------------------------------------------------------
21.  Timeliness of Daily Usage Feed
--------------------------------------------------------------------------------
     o  Timeliness of Usage Information
              o  % Usage in 3 business days
--------------------------------------------------------------------------------
              o  % Usage in 4 business days
              o  % Usage in 5 business days
              o  % Usage in 8 business days
--------------------------------------------------------------------------------
22.  Timeliness of Carrier Bill                            Not Carrier Specific
--------------------------------------------------------------------------------

6.  RETAIL:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Pre-Order Process:
--------------------------------------------------------------------------------
1.  Pre-Order Response Time:
--------------------------------------------------------------------------------
        o  a.  Customer Service Records
--------------------------------------------------------------------------------
        o  b. Other Pre-Order (Aggregate of the following):
              o  Due Date Availability
              o  Product & Service Availability Information
              o  Address Validation
              o  Telephone number availability and reservation
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Offered - Dispatch
              o  Avg. Interval Offered - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Completed - Dispatch
              o  Avg. Interval Completed - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Completed
--------------------------------------------------------------------------------

6. RETAIL:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
10.  % Completed within 5 business days - Total
--------------------------------------------------------------------------------
      POTS:
              o  % Completed within 5 Days (1 to 5 Lines):
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appt. (BA) - Dispatch
              o  % Missed Appt. (BA) - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Appt. (BA)
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
      POTS:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
      Specials:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
      POTS:
              o  Network Trouble Report Rate - Total
              o  Network Trouble Report Rate - Dispatch
              o  Network Trouble Report Rate - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
15.  % Missed Repair Appointments
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Repair Appt. - Dispatch
              o  % Missed Repair Appt. - No Dispatch
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
      POTS:
              o  Mean Time to Repair - Total (Run Clock)
              o  Mean Time to Repair - Dispatch (Run Clock)
              o  Mean Time to Repair - No Dispatch (Run
                 Clock)
--------------------------------------------------------------------------------
      Specials:
              o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------

6. RETAIL:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                     Notes
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      POTS:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      Specials:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18. % Repeat Reports within 30 days
--------------------------------------------------------------------------------
      POTS:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
      Specials:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trunks
--------------------------------------------------------------------------------
Key Service Quality Measurements                                     Notes
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
        o  Average Interval - Offered                                 FGD
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
        o  Average Interval - Completed                               FGD
--------------------------------------------------------------------------------
10.  [Intentionally Omitted]
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment (BA Reasons)             FGD
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment - Facilities             FGD
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
        o  % Installation Trouble within 30 days                      FGD
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
        o  Network Trouble Report Rate                                FGD
--------------------------------------------------------------------------------
15.  [Intentionally Omitted]
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
        o  Mean Time to Repair (Stop Clock)                           FGD
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
        o  % Out of Service [greater than] 24 Hours                   FGD
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
        o  % Repeat Reports within 30 Days                            FGD
--------------------------------------------------------------------------------
19.  % Common Final Trunk Blockage
--------------------------------------------------------------------------------

DEFINITIONS

The following definitions apply to the terms used in this Schedule 27.2.

Product Definitions:

--------------------------------------------------------------------------------
Products:                     Definition:
--------------------------------------------------------------------------------
o  POTS services              Retail and Resale POTS includes all non-designed
                              lines/circuits that originate at a customer's
                              premise and terminate on an OE (switch Office
                              Equipment). All others are considered specials.
                              POTS includes Centrex, Basic ISDN and PBX trunks.
--------------------------------------------------------------------------------
                              UNE POTS includes Basic 2-Wire Analog Loop,
                              Customer specified signaling loops, Analog Line
                              Port, and Interim Number Portability. Includes
                              both new loops and "coordinated cutover" loop
                              orders. "Coordinated cutover" loops are orders
                              where a live customer is converted to a CLEC
                              re-using the outside plant facilities.
                              Coordination of all parties is necessary to
                              minimize disruption of service to the end user.
--------------------------------------------------------------------------------
o Special Services            Special Services ("Specials") are services or
                              elements that require design intervention. These
                              include such services/elements as: high capacity
                              services (DS1 or DS3), Primary rate ISDN, digital
                              services, private lines, multiplexing, and
                              Interoffice Facilities.
--------------------------------------------------------------------------------
o Interconnection Trunks      Includes switched local interconnection (message)
                              trunks carrying traffic between BA and CLEC
                              offices. Includes End Office and Tandem trunks.
--------------------------------------------------------------------------------
o Number of Installation      Total number of "N", "T", or "C" type orders.
  Orders                      These orders include new orders, orders where the
                              service is moving to a different location, or
                              changes for existing service.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
Pre-Ordering:                 .
--------------------------------------------------------------------------------
1.  Response Time:            Note: All Pre-Order measures are reported on an
                              aggregated basis and are not CLEC specific. Where
                              BA uses an access platform and Operations Support
                              System (OSS) that serve multiple states, BA may combine measurement data from those states for this measurement.

                              "Response time" is defined as the time, in seconds, that elapses from issuance of a query request to receipt of a response. For CLECs, this performance is measured at the ECG access platform. For BA, this performance is measured directly to and from the Operations Support System
                              (OSS). (This measurement does not apply to the WebGUI interface.)

                              Methodology: BA to sample ten (10) transactions
                              per hour per transaction type, for each interface,
                              from Monday to Friday, 8 a.m. to 5 p.m., via
                              Sentinel system. Sentinel will replicate the
                              transaction of a BA service representative going
                              directly to the OSS as well as a CLEC
                              representative going to the OSS through ECG.
--------------------------------------------------------------------------------
o Customer Service Record     Customer Service Records can range from 1 to about
                              200 pages.

                              BA may combine measurement data for PA and DE for this measurement.

                              BA may combine measurement data for DC, MD, VA and
                              WV for this measurement.
--------------------------------------------------------------------------------
o Other Pre-Order             Includes the average response time for the
                              aggregate performance of the following: (1) due date availability; (2) address validation; (3) product & service availability; and, (4) telephone number availability/reservation.

                              BA may combine measurement data from all BA--South states (DE, DC, MD, NJ, PA, VA, WV) for this measurement.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
2. OSS Interface              Note: All Pre-Order measures are reported on an
Availability                  aggregated basis and are not CLEC specific. Where
                              BA uses an access platform that serves multiple states, BA may combine measurement data from those states for this measurement.

                              Measures the percentage of time the OSS interface is available compared to scheduled availability.

                              BA may combine measurement data from all BA--South
                              states (DE, DC, MD, NJ, PA, VA, (%) WV) for this
                              measurement.
--------------------------------------------------------------------------------
Ordering:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
Response Time: Mechanized     WebGUI4 receipt of a valid order request to EDI or
Orders                        WebGUI distribution of service order confirmation.
                              Hours exclude weekends and holidays. Includes
                              orders received via EDI or WebGUI that
                              flow-through to legacy OSS ordering and
                              provisioning systems. Does not include orders with
                              negotiated intervals.
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
Response Time: Manual Orders  WebGUI receipt of a valid order request to EDI or
                              WebGUI distribution of service order confirmation.
                              Hours exclude weekends and holidays. Includes
                              orders received via EDI or WebGUI that require
                              manual input to legacy OSS ordering and
                              provisioning systems. Does not include orders with
                              negotiated intervals.
--------------------------------------------------------------------------------
o Interconnection Trunks      Average response time (in days) from receipt of a
                              valid Access Service Request ("ASR") to
                              distribution of a Firm Order Confirmation ("FOC").
                              Hours exclude weekends and holidays. Includes
                              orders for less than 96 trunks for which
                              facilities are available. All ASRs must be
                              electronically transmitted for this measurement to
                              apply. Does not include orders with negotiated
                              intervals.
--------------------------------------------------------------------------------

----------
(4) As of the effective date of this Agreement, BA's WebGUI may not be fully available for use in the BA-South states (DE, DC, MD, NJ, PA, VA, WV). Accordingly, references in this Schedule 27.2 to BA's WebGUI are to BA's WebGUI when and to the extent it is available for use by [CLEC].

--------------------------------------------------------------------------------
o Interconnection Trunks: %   For Interconnection Trunk orders (non-negotiated
[greater than] 10 Days        due dates), the percentage of ASRs where the Firm
                              Order Confirmations are sent more than ten (10)
                              days after receipt of a valid ASR. Days exclude
                              weekends and holidays. All ASRs must be
                              electronically transmitted for this measurement to
                              apply. Does not include orders with negotiated
                              intervals.
--------------------------------------------------------------------------------
o Application Date/Time       Orders received after 12 Noon Eastern Time will be
                              considered received the next business day.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
4.  Reject Notice Timeliness:
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
  Response Time - Mechanized  WebGUI receipt of an order request to EDI or
                              WebGUI distribution of reject or query. Hours
                              exclude weekends and holidays. Includes orders
                              received via EDI or WebGUI that flow-through to
                              legacy OSS ordering and provisioning systems. Does
                              not include orders with negotiated intervals.
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
  Response Time - Manual      WebGUI receipt of a service request to EDI or
                              WebGUI distribution of reject or query. Includes
                              orders received via EDI or WebGUI that require
                              manual input to legacy OSS ordering and
                              provisioning systems. Does not include orders with
                              negotiated intervals.
--------------------------------------------------------------------------------
o Interconnection Trunks      Average response time (in days) from receipt of an
                              Access Service Request ("ASR") to distribution of a reject or query. Hours exclude weekends and holidays. Includes orders for less than 96 trunks for which facilities are available. All ASRs must be electronically transmitted for measurement to apply. Does not include orders with negotiated intervals.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
o Interconnection Trunks: %   For Interconnection Trunk orders (non-negotiated
[greater than] 10 Days        due dates), the percentage of ASRs where the
                              reject or query is sent more than 10 days after receipt of an ASR. Days exclude weekends and holidays. All ASRs must be electronically transmitted for measurement to apply. Does not include orders with negotiated intervals.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
o Application Date/Time       Orders received after 12 Noon Eastern Time will be
                              considered received the next business day.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. % Rejects                  The percent of total orders received that are
                              rejected or queried by BA.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
6. Timeliness of Completion   The average interval (in days) from work
Notification                  completion to the distribution of the order
                              completion notification. Under the current process: UNE non-loop and Resale order completion notifications are transmitted either electronically via EDI or WebGUI or via FAX; for UNE loop orders, measurement is from the turnover of the loop to telephonic acceptance by the CLEC;
                              and, for Interconnection Trunks, measurement is from work completion to telephonic acceptance by the CLEC at turn-up. Does not include orders with negotiated intervals.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
7. % Flow Through Orders      The percentage of valid orders received via EDI or
                              WebGUI and processed directly to legacy service
                              order processor without manual intervention.
                              Flow-Through measurements are reported on an
                              aggregated basis and not on a CLEC specific basis.
                              Where BA uses an access platform and OSS that
                              serve multiple states, BA may combine measurement
                              data from those states for this measurement.
--------------------------------------------------------------------------------
Provisioning:
--------------------------------------------------------------------------------
8. Average Interval -         Average number of business days between order
Offered                       application date and committed due date. The
                              application date is the date that a valid service
                              request is received. For orders received after 12
                              Noon Eastern Time the next business day is
                              considered the application date. Includes "W"
                              coded orders only. Does not include an order with
                              a due date that is beyond the standard available
                              appointment interval. Does not include coordinated
                              cut-over orders.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
9. Average Interval -         Average number of business days between order
   Completed                  application date and actual work completion date.
                              The application date is the date that a valid
                              service request is received. Completion date is
                              the field completion date noted on the Service
                              Order. Includes "W" coded orders only. Orders
                              completed late due to a CLEC or CLEC end user
                              caused delay are excluded from this performance
                              measure. Does not include an order with a due date
                              that is beyond the standard available appointment
                              interval.
--------------------------------------------------------------------------------
10. % Completed within        For POTS orders of 1 to 5 lines. The percentage of
    5 business days - Total   orders completed in 5 business days between order
                              application date and actual work completion date.
                              The application date is the date that a valid
                              service request is received. Includes "W" coded
                              orders only. Orders completed late due to a CLEC
                              or CLEC end user caused delay are excluded from
                              this performance measure. Does not include an
                              order with a due date that is beyond the standard
                              available appointment interval. Does not include
                              coordinated cut-over orders, such as loop or
                              number portability orders.
--------------------------------------------------------------------------------
11. % Missed Installation     Percentage of all orders completed for which there
    Appointment - BA - Total  was a missed installation appointment caused by
                              BA. Excludes missed installation appointments
                              caused by CLEC or end user, including required
                              access not available during appointment interval.
--------------------------------------------------------------------------------
   o  % Missed Installation   Same as above, for orders that require the
      Appointment - Dispatch  assignment of loop facilities, switching office equipment, or both.
--------------------------------------------------------------------------------
   o  % Missed Installation   Same as above, for orders that require
      Appointment - No        switching translations work only. These
      Dispatch                are primarily "feature orders".
--------------------------------------------------------------------------------
12. % Missed Installation     Percentage of all orders completed for which there
    Appointment - Facilities  was a missed installation appointment due to lack of BA facilities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13. % Installation Troubles   Percentage of lines/circuits/trunks ordered for
    within 30 Days            which a Network Trouble (Disposition Codes, 3, 4
                              and 5) is reported and found within 30 days of
                              order completion. Excludes subsequent reports
                              (additional customer calls while the trouble is
                              pending), Customer Provided Equipment (CPE)
                              troubles, troubles reported but not found (Found
                              OK and Test OK), and troubles closed due to
                              customer action. Trouble reports on unregulated
                              services, such as Voice Messaging, are excluded.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
Maintenance:
--------------------------------------------------------------------------------
14. Network Trouble Report    Total Initial Customer direct or referred Troubles
    Rate                      reported on services by customer, where the
                              trouble disposition was found to be a network
                              problem (Disposition Codes 3, 4 and 5), per 100
                              lines/circuits/trunks in service. Excludes
                              subsequent reports (additional customer calls
                              while the trouble is pending), Customer Provided
                              Equipment (CPE) troubles, troubles reported but
                              not found (Found OK and Test OK), and troubles
                              closed due to customer action. Trouble reports on
                              unregulated services, such as Voice Messaging, are
                              excluded.
--------------------------------------------------------------------------------
   o Trouble Report Rate -    Same as above, Disposition Codes 3 (Drop Wire) and
     Dispatch                 4 (Outside Plant) only. Troubles found to be in
                              the Outside Plant facilities.
--------------------------------------------------------------------------------
   o Trouble Report Rate -    Same as above, Disposition Code 5 (Central Office)
     No Dispatch              only. Troubles found to be within the Central
                              Office, including translation troubles.
--------------------------------------------------------------------------------
15. % Missed Repair           The percentage of Initial Network Trouble Reports
    Appointments              (Disposition Codes 3, 4 and 5) that are not
                              repaired and cleared by the time committed.
                              Excludes subsequent reports (additional customer
                              calls while the trouble is pending), Customer
                              Provided Equipment (CPE) troubles, troubles
                              reported but not found (Found OK and Test OK), and
                              troubles closed due to customer action. Also
                              excludes missed repair appointments caused by CLEC
                              or end user, including required access not
                              available during appointment interval. Trouble
                              reports on unregulated services, such as Voice
                              Messaging, are excluded.
--------------------------------------------------------------------------------
   o % Missed Repair          Same as above, for troubles where a dispatch was
     Appointment - Dispatch   required outside of the BA Central Office and the
                              trouble was found in Outside Plant (Disposition
                              Codes 3 and 4). Troubles where there was both an
                              inside and an outside dispatch are included if the
                              final resolution was a loop trouble.
--------------------------------------------------------------------------------
   o % Missed Repair          Same as above, for troubles where a dispatch may
     Appointment - No         have been required outside of the BA Central
     Dispatch                 Office, but the trouble was resolved within the
                              Central Office. Includes translation type troubles
                              as well as Central Office type troubles.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16. Mean Time to Repair       For Initial Customer Trouble Reports found to be
                              network troubles (Disposition Codes 3, 4 and 5),
                              the average duration time from trouble receipt to
                              trouble clearance. Running clock for POTS
                              troubles. Stop Clock for Specials troubles and
                              Interconnection Trunk troubles. Excludes
                              subsequent reports (additional customer calls
                              while the trouble is pending), Customer Provided
                              Equipment (CPE) troubles, troubles reported but
                              not found (Found OK and Test OK), and troubles
                              closed due to customer action. Trouble reports on
                              unregulated services, such as Voice Messaging, are
                              excluded.
--------------------------------------------------------------------------------
17. % Out of Service          Network troubles (Disposition Codes 3, 4 and 5)
    [greater than] 24 Hours   out of service, repaired and cleared more than 24
                              hours after receipt of a customer trouble report,
                              as a percentage of total network troubles
                              (Disposition Codes 3, 4 and 5) out of service. Out
                              of Service means that there is no dial tone, the
                              customer cannot call out, or the customer cannot
                              be called. The Out of Service period commences
                              when the trouble is entered into BA's designated
                              trouble reporting interface either directly by the
                              CLEC or by a BA representative upon notification
                              by the CLEC. Excludes subsequent reports
                              (additional customer calls while the trouble is
                              pending), Customer Provided Equipment (CPE)
                              troubles, troubles reported but not found (Found
                              OK and Test OK), troubles closed due to customer
                              action, and troubles not out of service. Trouble
                              reports on unregulated services, such as Voice
                              Messaging, are excluded.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
18. % Repeat Trouble          The percentage of network troubles (Disposition
    Reports within 30 days    Codes 3, 4 and 5) cleared that have an additional
                              trouble within thirty (30) days for which a
                              network trouble (Disposition Codes 3, 4 and 5) is
                              found. A "Repeat Trouble Report" is a trouble on
                              the same line/circuit/trunk as a previous trouble
                              reported within the last thirty (30) calendar
                              days. A trouble report is not treated as a "Repeat
                              Trouble Report" where the original trouble report
                              was: trouble that had an originating disposition
                              code of CPE (customer premises
                              equipment--disposition codes 12 and 13); trouble
                              that had an originating disposition code of
                              Customer Action (disposition code 6); or, trouble
                              that originally closed as a Front End Close-Out. A
                              trouble report is also not treated as a "Repeat
                              Trouble Report" where the repeat report is: a
                              subsequent report (an additional customer call
                              while the trouble is pending); customer provided
                              equipment (CPE) trouble; trouble reported but not
                              found (Found OK and Test OK); or, trouble closed
                              due to customer action.
--------------------------------------------------------------------------------
Network Performance:
--------------------------------------------------------------------------------
19. % Common Final Trunk      Measures the percentage of BA Common Final Trunk
    Blockage                  Groups that exceed the applicable blocking design
                              threshold (either B.01 or B.005).

                              Common Final Trunks: Common Final Trunks carry local traffic between BA end offices and the BA Tandem and between BA end offices.

                              Does not include Common Final Trunks carrying only IXC traffic.

                              Blockage: The system used to measure trunk performance is TNDS (Total Network Data System). Monthly trunk blockage studies are based on a time consistent busy hour. The percentage of BA trunk groups exceeding the applicable blocking design threshold (either B.01 or B.005) will be reported. For B.01 design, this is trunk groups exceeding a threshold of about 3% blocking. For B.005 design, this is trunk groups exceeding a threshold of about 2% blocking.

                              BA may combine measurement data for PA and DE for this measurement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20. % Dedicated Final Trunk   Measures the percentage of BA Dedicated Final
    Blockage                  Trunk Groups that exceed the applicable blocking
                              design threshold (either B.01 or B.005).

                              Dedicated Final Trunks: Dedicated final trunk groups carry local traffic from a BA Access Tandem to a CLEC switch. A dedicated final trunk group does not overflow.

                              Does not include IXC dedicated trunks or Dedicated Final Trunks carrying only IXC traffic.

                              Blockage: The system used to measure trunk performance is TNDS (Total Network Data System). Monthly trunk blockage studies are based on a time consistent busy hour. The percentage of BA to CLEC dedicated final trunk groups exceeding the applicable blocking design (either B.01 or B.005) will be reported. For B.01 design, this is trunk groups exceeding a threshold of about 3% blocking. For B.005 design, this is trunk groups exceeding a threshold of about 2% blocking.

                              BA may combine measurement data for PA and DE for this measurement.

--------------------------------------------------------------------------------
Billing:
--------------------------------------------------------------------------------
21. Timeliness of Daily       Measures the number of business days from the
    Usage Feed                creation of the message to the date that the usage
                              information is made available to the CLEC on the
                              daily usage feed. Measured in percentage of usage
                              records available for transmission in 3, 4, 5, and
                              8 business days. The measurement includes both UNE
                              and Resale.
--------------------------------------------------------------------------------
22. Timeliness of Carrier     Measures the percentage of carrier bills ready for
    Bill                      distribution to the carriers within 10 business
                              days of the bill date. Includes mechanized and
                              paper carrier CABS bills for both carrier access
                              and CLECs. Does not include summary bills sent
                              from CRIS. This is an aggregate measurement and
                              not CLEC specific.
--------------------------------------------------------------------------------

                                  SCHEDULE 27.2

                                   APPENDIX 2

                   PERFORMANCE METRICS, STANDARDS AND REMEDIES

A.  Unbundled Network Elements

1.  Ordering and Provisioning

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (POTS)
(UNE KSQM 13)(5)                                                Parity

----------
(5) "(UNE KSQM 13)" identifies the Key Service Quality Measurement listed in Appendix 1 which is the basis for measurement of this Performance Metric.

--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (Specials)
(UNE KSQM 13)                                                   Parity
--------------------------------------------------------------------------------

2.  Maintenance

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
Mean Time to Repair - Dispatch (POTS)
(UNE KSQM 16)                                                   Parity
--------------------------------------------------------------------------------
Mean Time to Repair - No Dispatch (POTS)
(UNE KSQM 16)                                                   Parity
--------------------------------------------------------------------------------
Mean Time to Repair (Specials)
(UNE KSQM 16)                                                   Parity
--------------------------------------------------------------------------------

B.  Resale Services

1.  Ordering and Provisioning

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
Average Interval Offered (POTS) - Dispatch
(Resale KSQM 8)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Offered (POTS) - No Dispatch
(Resale KSQM 8)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Offered (Specials)
(Resale KSQM 8)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Completed (POTS) - Dispatch
(Resale KSQM 9)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Completed (POTS) - No Dispatch
(Resale KSQM 9)                                                 Parity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Interval Completed (Specials)
(Resale KSQM 9)                                                 Parity
--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (POTS)
(Resale KSQM 13)                                                Parity
--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (Specials)
(Resale KSQM 13)                                                Parity
--------------------------------------------------------------------------------

2.  Maintenance

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
Mean Time to Repair (POTS)
(Resale KSQM 16)                                                Parity
--------------------------------------------------------------------------------
Mean Time to Repair (Specials)
(Resale KSQM 16)                                                Parity
--------------------------------------------------------------------------------

C.  Interconnection Trunks

1.  Ordering and Provisioning

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
FOC Timeliness                                           [greater than or equal
(Network Interconnection Trunks {"IT"}  KSQM 3.b)          to] 90% in 10 Days
--------------------------------------------------------------------------------
Rejects Timeliness                                       [greater than or equal
(IT KSQM 4.b)                                              to] 90% in 10 Days
--------------------------------------------------------------------------------
Average Interval Offered
(IT KSQM 8)                                                     Parity
--------------------------------------------------------------------------------
Average Interval Completed
(IT KSQM 9)                                                     Parity
--------------------------------------------------------------------------------

D.  Network Performance

1.  Final Trunk Group Blocking

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
                                                         (B.01 Design Standard
                                                            or B.005 Design
Dedicated Final Trunk Group Blockage (CLEC Trunks)           Standard, as
(IT KSQM 20)                                                  applicable)
--------------------------------------------------------------------------------
                                                         (B.01 Design Standard
                                                            or B.005 Design
Common Final Trunk Group Blockage (Retail Trunks)            Standard, as
(IT KSQM 19)                                                  applicable)
--------------------------------------------------------------------------------

Parity

"Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" for UNE and Resale Services will be based upon a comparison of BA's performance for the above Performance Metrics with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements as reasonably determined and provided by BA.


Definitions, Conditions, Requirements & Exclusions for Appendix 2

See, "UNE Definitions, Conditions, Requirements & Exclusions", "Resale Definitions, Conditions, Requirements & Exclusions", "Interconnection Trunk Definitions, Conditions, Requirements & Exclusions", and "Billing Definitions, Conditions, Requirements & Exclusions", in Appendix 3, which are incorporated here by reference. As used in this Appendix 2, references to Performance Measurements in "UNE Definitions, Conditions, Requirements & Exclusions", "Resale Definitions, Conditions, Requirements & Exclusions", "Interconnection Trunk Definitions, Conditions, Requirements & Exclusions", and "Billing Definitions, Conditions, Requirements & Exclusions", in Appendix 3, shall be deemed to be references to Performance Metrics.

Resale Services

1. Ordering and Provisioning. Average Interval Offered and Average Interval Completed Performance Measurements do not include orders with negotiated intervals.

Interconnection Trunks

1. FOC and Rejects measurements apply only to electronically received ASRs.

2. FOC and Rejects measurements apply only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

3. Average Interval Offered measurement comparison is to IXC Feature Group D switched access trunks provided by BA to IXCs.

4. Average Interval Offered measurement applies only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

5. Average Interval Completed comparison is to IXC Feature Group D switched access trunks provided by BA to IXCs.

6. Average Interval Completed measurement applies only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

                                  SCHEDULE 27.2

                                   APPENDIX 3

                 PERFORMANCE MEASURMENTS, STANDARDS AND REMEDIES

A.  Operational Support Systems

1.  Performance Category 1  -- OSS Pre-Order Response Time and Availability

-------------------------------------------------------------------------------------
     Performance Measurement      Misses Standard  Equals Standard  Exceeds Standard
                                     - 1 point         0 points        + 1 point
-------------------------------------------------------------------------------------
Response Time - Customer Service   [greater than]     7.0 to 8.5       [less than]
Records                              8.5 seconds       seconds         7.0 seconds
(OSS KSQM 1.a)(6)                    difference       difference       difference
-------------------------------------------------------------------------------------

----------
(6) "(OSS KSQM 1)" identifies the Key Service Quality Measurement listed in Appendix 1 which is the basis for measurement of this Performance Measurement.

-------------------------------------------------------------------------------------
Response Time - Aggregated Other   [greater than]     7.0 to 8.5       [less than]
Pre-Order Transactions               8.5 seconds       seconds         7.0 seconds
(OSS KSQM 1.b)                       difference       difference       difference
-------------------------------------------------------------------------------------
Access Platform Availability (1)  [less than] 99 %  [greater than
(OSS KSQM 2)                        Availability   or equal to] 99%
                                                     Availability
-------------------------------------------------------------------------------------

(1) Excludes (a) scheduled maintenance and (b) unavailability of Operations Support Systems (e.g., BOSS, Livewire) other than the access platform.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

     -1 to -2 points = 1 % of OSS Charges for the Measured Calendar Quarter

        -3 points = 2 % of OSS Charges for the Measured Calendar Quarter

OSS Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Response Time:

1. Performance Measurements and Performance Credits apply only to use of the ECG gateway or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by BA.

2. Performance Measurements and Performance Credits will be calculated only if the ECG gateway (or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by BA) has been fully tested by the Parties and accepted by Covad, and is used by Covad for all transactions.

3. Performance Measurements apply only to CSR Retrieval and Aggregated Other Pre-Order Transactions. Aggregated Other Pre-Order Transactions will initially include Telephone Number Availability and Reservation, and Address Validation. Product & Service Availability Information and Due Date Availability will be added in the future.

4. Covad shall provide to BA forecasts of volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE and Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. Forecasts for Interconnection Trunk volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad either (a) for each month or (b) for each quarter, in which case the quarterly volume will be pro-rated to a monthly volume. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in timely submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide the forecasts of volumes to BA, BA may exclude Performance Category 1 and the Performance Measurements in Category 1 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

5. When the Covad submitted work load for any one hour in a day is more than twice (2x) the daily average hour Covad submitted work load,(7)

----------
(7) In calculating "the daily average hour Covad submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).

6. These Performance Measurements are not carrier specific.

Access Platform Availability:

1. This Performance Measurement is not carrier specific. This Performance Measurement measures the overall availability performance of the OSS access platform and is not service or function specific.

2. Performance Measurements and Performance Credits will be calculated only if the ECG gateway (or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by BA) has been fully tested by the Parties and accepted by Covad, and is used by Covad for all transactions.

B. Unbundled Network Elements:

1. Performance Category 2 - UNE Ordering and Provisioning: (8)

----------
(8) "Performance Category 2 - UNE Ordering and Provisioning" does not include measurement of Provisioning (measurement of Missed Installation Appointments) for new 2 - Wire ISDN Digital Grade ULLs (BRI ISDN).

--------------------------------------------------------------------------------------------------------------------------
            Performance Measurement                  Misses Standard         Equals Standard         Exceeds Standard
                                                        - 1 point                0 points                + 1 point
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [less than] 10 Lines         [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(UNE KSQM 3.b)                                    [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [greater than or equal       [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                      to] 10 Lines                [less than or equal      [less than or equal     [less than or equal
(UNE KSQM 3.b)                                      to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [less than] 10 Lines     [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(UNE KSQM 4.b)                                    [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [greater than or equal   [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                          to] 10 Lines            [less than or equal      [less than or equal     [less than or equal
(UNE KSQM 4.b)                                      to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - Dispatch                                   probability less than                             probability better
(UNE KSQM 11)                                          Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - No Dispatch                                probability less than                             probability better
(UNE KSQM 11)                                          Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
Specials                                          probability less than                             probability better
(UNE KSQM 11)                                          Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------

OC = Order confirmation

(1) Orders received after 12:00 Noon Eastern Time shall have the "clock" start at 8:00 a.m. on the next business day.

(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                  0 or Greater Points = No Performance Credits

 -1 to -3 points = 5 % of UNE POTS and Specials Non-Recurring Charges for Covad for the measured calendar quarter times the Missed Installation Factor(1)

-4 to -5 points = 10 % of UNE POTS and Specials Non-Recurring Charges for Covad for the measured calendar quarter times the Missed Installation Factor(1)

-6 to -7 points = 15 % of UNE POTS and Specials Non-Recurring Charges for Covad for the measured calendar quarter times the Missed Installation Factor(1)

(1) Missed Installation Factor = (Missed Installation Appointments for UNE POTS and Specials provided by BA to Covad for the measured calendar quarter as a percentage of Installation Appointments for UNE POTS and Specials provided by BA to Covad for the measured calendar quarter) - (Missed Installation Appointments for POTS and Specials provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for POTS and Specials provided by BA to BA retail customers for the measured calendar quarter).

If more than 10% of Covad's orders are rejected or queried by BA, (9) BA shall not be obligated to calculate this Performance Category, to pay a Performance Credit in connection with this Performance Category, or to take investigative or corrective action under Section 3.3 with regard to any Performance Measurement in this Performance Category.

----------
(9) Orders that are rejected or queried by BA because of a failure in the operation of a BA ordering system will not be included in calculations to determine the percentage of Covad's orders that are rejected or queried by BA.

2. Category 3 - Provisioning of 2-Wire ISDN Digital Grade ULLs (BRI ISDN) (10)

This section applies to missed installation appointments for orders of new(11) 2-Wire ISDN Digital Grade ULLs (BRI ISDN) as described in Section 11.2.3 of this Agreement.

------------------------------------------------------------------------------------
    Performance Measurement      Misses Standard  Equals Standard  Exceeds Standard
                                    - 1 point         0 points        + 1 point
------------------------------------------------------------------------------------
% Missed Installation              Moderate to       Parity (1)      Moderate to
Appointments - Dispatch                High                              High
                                   probability                       probability
                                    less than                        better than
                                    Parity(1)                         Parity(1)
------------------------------------------------------------------------------------
% Missed Installation              Moderate to       Parity (1)      Moderate to
Appointments - No Dispatch             High                              High
                                   probability                       probability
                                    less than                        better than
                                    Parity(1)                         Parity(1)
------------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the corresponding BA retail measurements for orders of new 2-Wire ISDN Digital Grade lines (BRI
ISDN).

----------
(10) BA is currently developing the means to perform the Performance Measurements listed in this Category 3. BA will take commercially reasonable efforts to implement performance of these Performance Measurements within a reasonable period of time. Until BA has implemented its performance of the Performance Measurements listed in this Performance Category 3, Performance Category 3 will not apply and BA will not have an obligation to take investigative or corrective action pursuant to Section 3.3 with regard to the Performance Measurements listed in Category 3 or to calculate or provide Performance Credits pursuant to Category 3.

(11) This section does not apply to the cutover of existing 2-Wire ISDN Digital Grade loops from BA to Covad.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                  0 or Greater Points = No Performance Credits

       -1 point = 2.5 % of Non-Recurring Charges for orders of new 2-Wire ISDN Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter times the Missed Installation Factor(1)

         -2 = 5 % of Non-Recurring Charges for orders of new 2-Wire ISDN
          Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter times the Missed Installation Factor(1)

(1) Missed Installation Factor = (Missed Installation Appointments for orders of new 2-Wire ISDN Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter as a percentage of Installation Appointments for orders of new 2-Wire ISDN Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter) - (Missed Installation Appointments for orders of new 2-Wire ISDN Digital Grade lines (BRI ISDN) provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for orders of new 2-Wire ISDN Digital Grade lines (BRI
ISDN) provided by BA to BA retail customers for the measured calendar quarter).

3. Performance Category 4 - UNE Maintenance:

--------------------------------------------------------------------------------
  Performance Measurement    Misses Standard  Equals Standard  Exceeds Standard
                                - 1 point         0 points        + 1 point
--------------------------------------------------------------------------------
POTS: % Out of Service         Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(UNE KSQM 17)                  probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
SPECIALS: % Out of Service     Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(UNE KSQM 17)                  probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
POTS: % Repeat Reports         Moderate to       Parity (1)      Moderate to
w/in 30 Days                       High                              High
(UNE KSQM 18)                  probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

     -1 point = 2 % of UNE POTS and Specials Recurring Charges for Covad for the measured calendar quarter times the Lines Out of Service Factor(1)

    -2 points = 4 % of UNE POTS and Specials Recurring Charges for Covad for the measured calendar quarter times the Lines Out of Service Factor(1)

    -3 points = 6 % of UNE POTS and Specials Recurring Charges for Covad for the measured calendar quarter times the Lines Out of Service Factor(1)

(1) Lines Out of Service Factor = (Percentage of Covad UNE POTS and Specials lines network troubles out of service [greater than] 24 hours - Percentage of BA retail customer POTS and Specials lines network troubles out of service [greater than] 24 hours) x (Covad UNE POTS and Specials lines with network troubles out of service [greater than] 24 hours, as a percentage of the measured calendar quarter average total Covad UNE POTS and Specials lines in service).

Adjustment of Performance Credit:

In the repair/maintenance function, mutual responsibilities exist. The responsibility for testing unbundled loops and the identification of a required dispatch for UNE reside with Covad. Reductions will be made in the Performance Credit if necessary access is not available, or if a dispatch is made and no trouble is found,(12) or if trouble is found to be on the Covad customer's side of the network demarcation point (e.g., in premises wiring or customer premises equipment), at a statistically higher rate than BA experiences for BA's own retail customers.

-------------------------------------------------------------------------------------
                                  Misses Standard  Equals Standard  Exceeds Standard
                                     - 1 point         0 points        + 1 point
-------------------------------------------------------------------------------------
% No Access                         Moderate to       Parity (1)      Moderate to
                                        High                              High
                                    probability                       probability
                                     less than                        better than
                                     Parity(1)                         Parity(1)
-------------------------------------------------------------------------------------
% Found OK or Trouble Found on      Moderate to       Parity (1)      Moderate to
Customer Premises                       High                              High
                                    probability                       probability
                                     less than                        better than
                                     Parity(1)                         Parity(1)
-------------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

                                  Total Score:
                                  ------------

      0 or Greater Points = No Adjustment to Maintenance Performance Credit

           -1 point = 25 % Reduction of Maintenance Performance Credit

          -2 points = 50 % Reduction of Maintenance Performance Credit

----------
(12) BA will not include in calculations to determine reductions in the Performance Credit a dispatch where no trouble is found if a trouble which should have been found on such dispatch is found on a subsequent dispatch.

UNE Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Ordering (OC Timeliness and Reject Timeliness):

1. Unbundled Switching Network Elements are included for measurement after the establishment of unbundled switching in the switch through the joint planning/services establishment process.

2. Performance Measurements and Performance Credits will apply only if: (a) EDI Issue 8 implementing LSOG Issue 2 ordering interface specifications (or such later ordering interface specifications, supported by BA, as BA shall have made available for Covad's use) is in place and is being used by Covad for all UNE ordering which can be performed via EDI; or, (b) BA's WebGUI is in place and being used by Covad for all UNE ordering which can be performed via BA's WebGUI. Covad must implement later specifications of EDI and later versions of WebGUI within 90 days (or such other shorter period as may be required by this Agreement) after BA has made them available for Covad's use.

3. Covad shall provide to BA forecasts of UNE volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 2, BA may exclude Performance Category 2 and the Performance Measurements in Category 2 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 3, BA may exclude Performance Category 3 and the Performance Measurements in Category 3 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

4. When the Covad submitted work load for any one hour in a day is more than twice (2x) the daily average hour Covad submitted work load,(13) all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).

----------
(13) In calculating "the daily average hour Covad submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

5. OC and Reject Timeliness Performance Measurements do not apply to orders with negotiated due dates.

Provisioning (Missed Installation Appointments):

1. Covad Missed Installation Appointments do not include appointments missed or rescheduled due to the delay, act or omission of Covad, Covad's contractors or vendors,(14) or Covad's customers (including, but not limited to, inability to access customer interfaces and terminals).

2. If the Expedited Due Dates(15) for UNEs covered by Performance Category 2 for any one month in a measured calendar quarter exceed 10% of the total appointments for such UNEs for that month, BA will not be obligated to calculate Performance Category 2 for that month, or the Performance Measurements in Performance Category 2 for that month, and may exclude Performance Category 2 for that month, and the Performance Measurements in Performance Category 2 for that month, from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

If the Expedited Due Dates for UNEs covered by Performance Category 3 for any one month in a measured calendar quarter exceed 10% of the total appointments for such UNEs for that month, BA will not be obligated to calculate Performance Category 3 for that month, or the Performance Measurements in Performance Category 3 for that month, and may exclude Performance Category 3 for that month, and the Performance Measurements in Performance Category 3 for that month, from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

3. Covad Missed Installation Appointments will be included in the computation only if:

      a.    Loop Orders:

            (i) ANI to Covad telephone number, verification successful from DEMARC by BA field technician.

            (ii) All order information submitted by Covad was valid, accurate and complete (e.g., street address, end user local contact (LCON), floor/unit number, appropriate Covad transmission equipment assignment information).

            (iii) Covad and Covad's customer were available and ready for service at appointed date and time.

            (iv) Verifiable Covad dial tone and correct Covad telephone number at POT bay testable by BA technician, by 8:00 a.m. on the date due minus one (1) day.

----------
(14) For the purposes of Paragraph 1, above, the phrase "Covad's contractors or vendors" does not include BA.

(15) An "Expedited Due Date" is any due date with a shorter interval than the standard interval being offered by BA for the transaction at the time the transaction is requested.

            (v) Accurate account and end user information was submitted on the service request.

            (vi) Orders were completed as submitted without cancellation after Order Confirmation.

            (vii) Covad and Covad's customer were available for testing and cooperative coordination as requested by BA.

            (viii) For ISDN loops, copper ISDN loops are available that, without conditioning, meet BA's technical specifications for ISDN loops.

4. Covad shall provide to BA forecasts of UNE volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 2, BA may exclude Performance Category 2 and the Performance Measurements in Category 2 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 3, BA may exclude Performance Category 3 and the Performance Measurements in Category 3 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

5. If more than 10% of Covad's orders in a month fall out of BA's provisioning systems (i.e., require manual investigation and/or correction), or require correction of Covad provided information during provisioning, BA may exclude the Missed Installation Appointments Performance Measurements for that month from the calculation of calendar quarter Performance Measurements and Performance Credits.

6. Performance Measurement calculations for provisioning will exclude UNEs provided pursuant to negotiated installation intervals.

Maintenance:

1. Out of Service Over 24 Hours: Excluded will be reports where access was required but not available during the first 24 hours.

2. Measured Trouble Reports include those found to be in the Network:
Disposition Codes 03 (Drops), 04 (Loops) and 05 (Inside Central Office).

3. UNE loops that meet the standards identified in appropriate BA unbundled loop Technical References will not be treated as Out of Service.

4. Covad shall establish a toll free 800 number for BA repair technicians to call for trouble related questions and trouble closeout.

5. The Covad repair center and toll free number must be available 24 hours per day, seven days per week.

C. Resale Services:

1. Performance Category 5 - Resale Services Ordering and Provisioning:

--------------------------------------------------------------------------------------------------------------------------
            Performance Measurement                  Misses Standard         Equals Standard         Exceeds Standard
                                                        - 1 point                0 points                + 1 point
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [less than] 10 Lines         [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(Resale KSQM 3.b)                                 [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [greater than or equal       [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                      to] 10 Lines                [less than or equal      [less than or equal     [less than or equal
(Resale KSQM 3.b)                                   to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [less than] 10 Lines     [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(Resale KSQM 4.b)                                 [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [greater than or equal   [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                          to] 10 Lines            [less than or equal      [less than or equal     [less than or equal
(Resale KSQM 4.b)                                   to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - Dispatch                                   probability less than                             probability better
(Resale KSQM 11)                                       Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - No Dispatch                                probability less than                             probability better
(Resale KSQM 11)                                       Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
Specials                                          probability less than                             probability better
(Resale KSQM 11)                                       Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------

OC = Order Confirmation

(1) Orders Received after 12:00 Noon Eastern Time will have the "clock" start at 8:00 a.m. on the next business day.

(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

-1 to -3 points = 5 % of Resale Services Non-Recurring Charges for Covad for the measured calendar quarter multiplied by the Missed Installation Factor(1)

 -4 to -5 points = 10 % of Resale Services Non-Recurring Charges for Covad for the measured calendar quarter multiplied by the Missed Installation Factor(1)

 -6 to -7 points = 15 % of Resale Services Non-Recurring Charges for Covad for the measured calendar quarter multiplied by the Missed Installation Factor(1)

(1) Missed Installation Factor = (Missed Installation Appointments for Resale Services provided by BA to Covad for the measured calendar quarter as a percentage of Installation Appointments for Resale Services provided by BA to Covad for the measured calendar quarter) - (Missed Installation Appointments for corresponding retail services provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for corresponding retail services provided by BA to BA retail customers for the measured calendar quarter).

If more than 10% of Covad's orders are rejected or queried by BA,(16) BA shall not be obligated to calculate this Performance Category, to pay a Performance Credit in connection with this Performance Category, or to take investigative or corrective action under Section 3.3 with regard to any Performance Measurement in this Performance Category.

2. Performance Category 6 - Resale Services Maintenance:

--------------------------------------------------------------------------------
  Performance Measurement    Misses Standard  Equals Standard  Exceeds Standard
                                - 1 point         0 points        + 1 point
--------------------------------------------------------------------------------
POTS: % Out of Service         Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(Resale KSQM 17)               probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
SPECIALS: % Out of Service     Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(Resale KSQM 17)               probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
POTS: % Repeat Reports         Moderate to       Parity (1)      Moderate to
w/in 30 Days                       High                              High
(Resale KSQM 18)               probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

----------
(16) Orders that are rejected or queried by BA because of a failure in the operation of a BA ordering system will not be included in calculations to determine the percentage of Covad's orders that are rejected or queried by BA.

 -1 point = 2 % of Resale Services Recurring Charges for Covad for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

-2 points = 4 % of Resale Services Recurring Charges for Covad for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

-3 points = 6 % of Resale Services Recurring Charges for Covad for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

(1) Lines Out of Service Factor = (Percentage of Covad Resale Services POTS and Specials lines network troubles out of service [greater than] 24 hours - Percentage of BA retail customer POTS and Specials lines network troubles out of service [greater than] 24 hours) x (Covad Resale Services POTS and Specials lines with network troubles out of service [greater than] 24 hours, as a percentage of the measured calendar quarter average total Covad Resale Services POTS and Specials lines in service).

Adjustment of Performance Credit:

In the repair function, mutual responsibilities exist. The responsibility for authorizing a dispatch resides with Covad. Reductions will be made in the Performance Credit if necessary access is not available, or if a dispatch is made and no trouble is found,17 or if trouble is found to be on the Covad customer's side of the network demarcation point (e.g., in premises wiring or customer premises equipment), at a statistically higher rate than the same performance that BA experiences for BA's own retail customers.

--------------------------------------------------------------------------------
                                                   Equals
      Measurement           Misses Standard       Standard     Exceeds Standard
                               - 1 point          0 points         + 1 point
--------------------------------------------------------------------------------
% No Access Rate           Moderate to High      Parity (1)    Moderate to High
                         probability less than                probability better
                               Parity(1)                        than Parity(1)
--------------------------------------------------------------------------------
% Found OK or Trouble      Moderate to High      Parity (1)    Moderate to High
Found on Customer        probability less than                probability better
Premises                       Parity(1)                        than Parity(1)
--------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

                                  Total Score:
                                  ------------

      0 or Greater Points = No Adjustment to Maintenance Performance Credit

           -1 point = 25 % Reduction of Maintenance Performance Credit

          -2 points = 50 % Reduction of Maintenance Performance Credit

----------
(17) BA will not include in calculations to determine reductions in the Performance Credit a dispatch where no trouble is found if a trouble which should have been found on such dispatch is found on a subsequent dispatch.

Resale Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Ordering (OC Timeliness and Reject Timeliness):

1. Performance Measurements and Performance Credits will apply only if: (a) EDI Issue 8 implementing LSOG Issue 2 ordering interface specifications (or such later ordering interface specifications, supported by BA, as BA shall have made available for Covad's use) is in place and is being used by Covad for all Resale Services ordering which can be performed via EDI; or, (b) BA's WebGUI is in place and being used by Covad for all Resale Services ordering which can be performed via BA's WebGUI. Covad must implement later specifications of EDI and later versions of WebGUI within 90 days (or such other shorter period as may be required by this Agreement) after BA has made them available for Covad's use.

2. Covad shall provide to BA forecasts of Resale Services volumes at least six
(6) months prior to the commencement of the measured calendar quarter. Forecasts for Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section
3.3. If Covad fails to timely provide the forecasts of Resale Services volumes to BA, BA may exclude Performance Category 5 and the Performance Measurements in Category 5 from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

3. When Covad submitted work load for any one hour in a day is more than twice
(2x) the daily average hour Covad submitted work load,(18) all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).

4. OC and Reject Timeliness Performance Measurements do not apply to orders with negotiated due dates.

----------
(18) In calculating "the daily average hour Covad submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

Provisioning (Missed Installation Appointments):

1. Covad Missed Installation Appointments do not include appointments missed or rescheduled due to the delay, act or omission of Covad, Covad's contractors or vendors,(19) or Covad's customers (including, but not limited to, inability to access interfaces and terminals).

2. If the Expedited Due Dates(20) for any one month in a measured calendar quarter exceed 10% of the total appointments for that month, BA will not be obligated to calculate Performance Category 5 for that month, or the Performance Measurements in Performance Category 5 for that month, and may exclude Performance Category 5 for that month, and the Performance Measurements in Performance Category 5 for that month, from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

3. Covad Missed Installation Appointments will be included in the computation only if:

      (a) All order information submitted by Covad was valid (e.g., street address, end user local contact (LCON), Floor/unit number).

      (b) Covad and Covad's customer were available and ready for service at the appointed date and time. Access to Terminal Equipment was available.

      (c) Accurate account and customer information was submitted by Covad.

      (d) Orders were completed as submitted without cancellation after Order Confirmation.

      (e) Covad and Covad's customer were available for testing and cooperative coordination as requested by BA.

4. Covad shall provide to BA forecasts of Resale Services volumes at least six
(6) months prior to the commencement of the measured calendar quarter. Forecasts for Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section
3.3. If Covad fails to timely provide the forecasts of Resale Services volumes to BA, BA may exclude Performance Category 5 and the Performance Measurements in Category 5 from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

5. If more than 10% of Covad's orders in a month fall out of BA's provisioning systems (i.e., require manual investigation and/or correction), or require correction of Covad provided information during provisioning, BA may exclude Missed Installation Appointment Performance Measurements for that month from the calculation of calendar quarter Performance Measurements and Performance Credits.

----------
(19) For the purposes of Paragraph 1, above, the phrase "Covad's contractors or vendors" does not include BA.

(20) An "Expedited Due Date" is any due date with a shorter interval than the standard interval being offered by BA for the transaction at the time the transaction is requested.

6. Performance Measurement calculations for provisioning will exclude Resale Services provided pursuant to negotiated installation intervals.

Maintenance:

1. Out of Service Over 24 Hours: Excluded will be reports where access was required but not available during the first 24 hours.

2. Measured Trouble Reports include those found to be in the Network:
Disposition Codes 03 (Drops), 04 (Loops) and 05 (Inside Central Office).

3. Covad shall establish a toll free 800 number for BA repair technicians to call for trouble related questions and trouble closeout.

4. The Covad repair center and toll free number must be available 24 hours per day, seven days per week.

D. Interconnection Trunks

1. Performance Category 7 - Interconnection Trunk Provisioning

--------------------------------------------------------------------------------
   Performance Measurement    Misses Standard  Equals Standard  Exceeds Standard
                                  -1 Point         0 Points        + 1 Point
--------------------------------------------------------------------------------
    Provisioning - Missed        Moderate to       Parity(2)       Moderate to
Installation Appointments(1)         High                              High
        (IT KSQM 11)             probability                       probability
                                  less than                        better than
                                  Parity(2)                         Parity(2)
--------------------------------------------------------------------------------

(1) Orders Received after 12:00 Noon Eastern Time will have the "clock" start at 8:00 a.m. on the next business day.

(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurement with BA's performance for BA IXC Feature Group D Trunks.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

     Score                   Credit                        Applied to
     -----                   ------                        ----------

 0 or greater        No Performance Credits

   -1 point                   10 %               Trunk Non-Recurring Charges for
                                                 Covad for the measured calendar
                                                             quarter
                                                     multiplied by the Missed
                                                      Installation Factor(3)

(3) Missed Installation Factor = (Missed Covad Trunk Installation Appointments for the measured calendar quarter as a percentage of Covad Trunk Installation Appointments for the measured calendar quarter) - (Missed Installation Appointments for BA IXC Feature Group D Trunks for the measured calendar quarter as a percentage of BA IXC Feature Group D Trunk Installation Appointments for the measured calendar quarter).

Adjustment of Performance Credit:

In the provisioning function, mutual responsibilities exist. In addition to trunks provided by BA to Covad, Covad will provide trunks to BA. If the percentage of Missed Appointments for trunks ordered by BA from Covad exceeds the percentage of missed appointments for trunks ordered by Covad from BA performance, the Performance Credit will be reduced as stated below. (The percentage missed appointment calculation comparison requires a minimum sample size of 50 trunks on both sides to be valid.) Covad shall maintain due date intervals for trunks to be provided by Covad to BA that are no longer than BA's due date intervals for comparable trunks.

                         Trunks Ordered by BA from Covad

----------------------------------------------------------------------------------------------------------------------------
                   Measurement                          100% reduction in Credit             50% Reduction in Credit
----------------------------------------------------------------------------------------------------------------------------
Provisioning of Trunks for BA by Covad - Missed   [greater than] 5 percentage points     [greater than] 2 but [less than
Installation Appointments:                             worse than BA Performance         or equal to] 5 percentage points
                                                                                            worse than BA Performance
----------------------------------------------------------------------------------------------------------------------------

2. Performance Category 8 - Interconnection Trunk Maintenance and Repair

----------------------------------------------------------------------------------------------------------------------------
                   Performance                        Misses Standard          Equals Standard         Exceeds Standard
                   Measurement                           - 1 point                0 points                 + 1 point
----------------------------------------------------------------------------------------------------------------------------
% Out of Service [greater than] 24 Hours             Moderate to High             Parity(1)            Moderate to High
(IT KSQM 17)                                       probability less than                              probability better
                                                         Parity(1)                                      than Parity(1)
----------------------------------------------------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurement with BA's performance for BA IXC Feature Group D Trunks.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

     Score                  % Credit                         Applied to
     -----                  --------                         ----------

 0 or greater        No Performance Credits

   -1 point     $ 1.00 Per DS1 Trunk per Day out    Lines Out of Service Factor
                          of service

(1) Lines Out of Service Factor = (Percentage of Covad Interconnection Trunks network troubles out of service [greater than] 24 hours - Percentage of BA IXC Feature Group D Trunks network troubles out of service [greater than] 24 hours) x (Covad Interconnection Trunks with network troubles out of service [greater than] 24 hours, as a percentage of the measured calendar quarter average total Covad Interconnection Trunks in service).

Interconnection Trunk Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Provisioning:

1. Performance Measurement calculations for provisioning will be performed only if for the measured calendar quarter a minimum of 50 trunks was installed by BA for Covad and a minimum of 100 IXC Feature Group D trunks was installed by BA for IXCs.

2. Orders must be received electronically, using a BA supported version of BA's electronic Access Service Request System.

3. Performance Measurement calculations for provisioning will exclude trunks provided pursuant to negotiated installation intervals.

4. Performance Measurement calculations for provisioning will be based on comparisons by trunk type (e.g., DS0 with DS0, DS1 with DS1).

5. Covad shall provide to BA forecasts of Interconnection Trunk volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for Interconnection Trunk volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad either (a) for each month or (b) for each quarter, in which case the quarterly volume will be pro-rated to a monthly volume. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide the forecasts of volumes to BA, BA may exclude Performance Category 7 and the Performance Measurements in Category 7 from calculation of Performance Credits and from taking investigative or corrective action under
Section 3.3.

6. Covad Missed Installation Appointments do not include:

      a. Installation Appointments missed or rescheduled due to the delay, act or omission of Covad, Covad's contractors or vendors,(21) or Covad's customers.

      b. Missed Installation Appointments for Covad installations being made to rehome trunks or for network grooming.

----------
(21) For the purposes of Paragraph 6, above, the phrase "Covad's contractors or vendors" does not include BA.

7. Covad Missed Installation Appointments will be included in the computation only if they result in a blockage of traffic that is in excess of standard design blocking thresholds and that is identified and reported to BA by Covad.

8. Covad Missed Installation Appointments will be included in the computation only if:

      a.    All order information submitted by Covad was valid.

      b. Covad was prepared to accept the installation of service at the scheduled time.

      c. Orders were completed as submitted without cancellation after order confirmation.

      d. Covad and Covad's customer were available for testing and cooperative coordination as requested by BA.

9. Covad Missed Installation Appointments include only missed installation appointments for interconnection trunks used one-way.

Maintenance:

1. This Performance Category will be measured no earlier than completion of the WFA inventory for Covad and BA trunks and validation of applicable field procedures.

2. Measured Trouble Reports include those found to be in the Network:
Disposition Codes 04 (Outside Plant) and 05 (Inside Central Office).

3. Applies only to trunks used as per applicable technical specifications.

4. Covad trunks will be included in the computation only if Covad was available for testing and cooperative coordination if requested by BA.

5. Applies only to trunks where blockage exceeding standard design blocking thresholds has been identified and reported by Covad.

6. Applies only to interconnection trunks used one-way.

E. Billing

1. Performance Category 9 - Timeliness of Daily Usage Feed ("DUF") for UNE Switching and Resale Services

---------------------------------------------------------------------------------------------------
Performance Measurement       Misses Standard         Equals Standard         Exceeds Standard
                                 - 1 point                0 points                + 1 point
---------------------------------------------------------------------------------------------------
Timeliness of Daily         [less than] 90% of         90% to 95% of       [greater than] 95% of
Usage Feed                 recorded call events     recorded call events    recorded call events
(CLEC Billing KSQM 21)      in 5 Business Days       in 5 Business Days      in 5 Business Days
---------------------------------------------------------------------------------------------------

Calculation of Performance Credit

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

    -1 point = 0.25 % of DUF Charges (for UNE Switching and Resale Services)
                  for Covad for the measured calendar quarter.

Billing Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

1. UNE usage (Daily Usage Feed) information is limited to only Unbundled Switching. Measurement with regard to Unbundled Switching will begin no earlier than 4/1/98.

2. Excluded are delays or failures to provide information provided by third parties.

3. Excluded are delays or failures to provide information where the cause of the delay or failure also affects BA's ability to collect and utilize information for itself.

4. Measurement will be made for lines that have been equipped at Covad's request to collect daily usage feed information.

                                  SCHEDULE 27.2

                                   APPENDIX 4

             STATISTICAL METHODOLOGY FOR DETERMINING "PARITY" RANGE

1. For Performance measures where the measure is a yes or no on each measured item: (e.g., % met or not met):

Measurement Objective:

To determine if the level of service provided to Covad is, on average, similar to or different from the level of service BA provides to other BA customers.

The following methodology applies to service in which in each instance of its provision, the outcome can be categorized as a success or a failure (e.g., was the appointment missed, was a customer's line out of service for more than 24 hours, etc.).

Now, let xij = the ith customers score on service; where xij = 0 if the outcome is categorized as a success xij = 1 if the outcome is categorized as a failure

More specifically, let

            (SIGMA) x1ij = the number of Covad customers' instances of service categorized as a failure

The standard of service against which the instances of service to Covad's customers will be compared is the average of that provided by BA to its own customers, viz.


       P0j  =   (SIGMA) x0ij  where N0j is the number of instances of provision
                ------------  of service j to BA's customers
                     N0j

The service index calculated for Covad for service j and which will be compared against the service standard Poj is given by:

       P1j  =   (SIGMA) x1ij  where N1j is the number of instances of provision
                ------------  of service j to Covad's customers
                     N1j

It is assumed that N0j will be large relative to N1j ; and that N1j may in fact, for certain j, be small.

The assumption can be made that the N1j constitutes a sample taken from a larger population comprised of N0j ; i.e., instances of service provision like those provided to BA customers. In this case the N1j are not technically a subset (i.e., sample) of N0j. But for the purposes of the model we assume that if Covad customers are being treated the same as BA customers, then the distribution of the x0ij and the x1ij; should be identical, hence our viewing N1j as a sample of N0j.

If such an assumption is correct then the value P1j should be similar to the value P0j. If it is not correct, then the two values would be expected to be different with the magnitude of the difference reflecting how different the two populations are, and by implication, how different the service level to each.

The question that arises is how close must P1j and P0j be to conclude that the two populations received similar levels of service and how different must they be to conclude they did not.

If we assume N1j is a sample taken from a universe identical to the BA universe, then it is possible to derive the distribution of possible values of P1j that could occur when drawing a sample of size N1j from such a universe. If N1j is adequately large, (viz., if N1j is greater than 30) these values will follow a normal distribution and have:

      Expected value = E (x)  =  N1j x P0j
            and
      the Variance = Var (x)  =  N1j x P0j (1-P0j)

If the CLEC population is in fact identical (or very nearly so) to the BA population, then most values of P1j would lie close to P0j, and if the populations were not identical than most values of P1j would lie further from P0j with the magnitude of the differences reflecting how different the two underlying populations are and, by implication, how different the level of service provided the two populations.

It is possible to evaluate how likely it is that the N0j and the N1j instances of service are, on average, the same by evaluating how likely it would be by chance alone to observe a difference as large as the one in fact observed, viz. P0j - P1j.

The procedure for performing this evaluation is as follows:

1. Calculate the BA service standard for service j as follows:

       P0j  =   (SIGMA) x0ij
                ------------
                     N0j

2. Calculate the level of service provided to Covad as follows:

       P1j  =   (SIGMA) x1ij
                ------------
                     N1j

3. Calculate an index of service level comparability, z, as follows:

      z = (P0j-P1j)/[square root](P0j(1-P0j)/N1j)

4. Evaluate the probability of similar or dissimilar services for BA and CLEC customers as follows:

[less than] -0.83     o Probability is moderate to high that Covad customers are
("Misses                more poorly served than BA customers.
Standard")

-0.83 to 0.83         o Probability is weak that Covad customers are more poorly
("Parity")              served than BA customers, or the probability is high
                        that Covad customers are served the same as BA
("Equals                customers, or the probability is weak that Covad
Standard")              customers are better served than BA customers.

[greater than] 0.83   o Probability is moderate to high that Covad customers are
("Exceeds               better served than BA customers.
Standard")

For the purposes of Performance Metrics listed in Appendix 2 to which the statistical methodology set forth in this Appendix 4, Section 1 is applicable, and Performance Measurements listed in Appendix 3 to which the statistical methodology set forth in this Appendix 4, Section 1 is applicable, BA's performance will be deemed: (a) to have missed or failed to meet the "Parity" standard ("Misses

Standard") if the result is [less than] -0.83 ("Probability is moderate to high that Covad customers are more poorly served than BA customers"); (b) to have equaled or met the "Parity" standard ("Equals Standard") if the result is -0.83 to 0.83 (i.e., "Probability is weak that Covad customers are more poorly served than BA customers, or the probability is high that Covad customers are served the same as BA customers, or the probability is weak that Covad customers are better served than BA customers"); or, (c) to have exceeded the "Parity" standard ("Exceeds Standard") if the result is [greater than] 0.83 ("Probability is moderate to high that Covad customers are better served than BA customers").

2. For Performance measures where the measure is a variable measure: (e.g., cycle time):

Measurement Objective:

To determine, for those services for which performance level is measured as an elapsed time, if the level of service provided to Covad is, on average, similar to or different from the level of service BA provides to other BA customers.

Methodology:

The following methodology applies to service in which in each instance of its provision, the outcome is represented as a measurement of an interval of time (e.g., 10 minutes, 2.5 hours, 3.5 days, etc.). For example, "time to restore service."

Define the variable X, as duration of interval being measured (e.g., time to restore service in hours)

Now, let    Nj   =  the number of instances of service j for BA customers

            nj   =  the number of instances of service j for Covad customers

            xij  =  BA's ith customer's score on service j   i = 1,2,3...Nj

            x'ij =  Covad's ith customer's score on service j   i = 1,2,3...nj

1. Calculate the average duration for service j for all Bell Atlantic customers as follows:

      Average duration of BA customers = [GRAPHIC OMITTED]

2. Calculate the standard deviation of the duration scores on service j for all BA customers as follows:

      Standard deviation of BA customer's scores = [GRAPHIC OMITTED]

3. Calculate the average duration for service j for all Covad customers as follows:

      Average duration of Covad customers = [GRAPHIC OMITTED]

4. Calculate an Index of parity:

      Having determined the following values:

                  Nj = the number of instances of service j for BA customers nj = the number of instances of service j for Covad customers

   [GRAPHIC OMITTED] = the average duration for all BA customers

   [GRAPHIC OMITTED] = the standard deviation of duration scores for all BA customers

   [GRAPHIC OMITTED] = the average duration for all Covad customers

      Derive an index of parity as follows:

            Index of Parity = [GRAPHIC OMITTED]

where values of the index less than 0.0 indicate Covad customers are being serviced on average with less delay (i.e., better) than BA customers, values of the index greater than 0.0 indicate Covad customers are being serviced on average with more delay (i.e., worse) than BA customers,

and

where greater absolute values of the index, t, indicate increasingly less likelihood that the observed differences between Covad and BA customers' is due to chance variation, or what is called sampling error, and greater likelihood the difference is due to other than chance factors.

5. Interpret the Index of Parity by referring to the Parity Translation Table and following these steps:

      a. Note the value of nj as determined previously, and calculate the value nj-1

      b. Locate the value of nj-1 in the first column of the parity index translation table

      c. Inspect the ranges of values of t in the row of the table corresponding to your value of nj-1, locating the range containing the value of t corresponding to the one you calculated.

      d. Look at the top of the column containing the value of t corresponding to the one you calculated and read the interpretation of the calculated index.

For the purposes of Performance Metrics listed in Appendix 2 to which the statistical methodology set forth in this Appendix 4, Section 2 is applicable, and Performance Measurements listed in Appendix 3 to which the statistical methodology set forth in this Appendix 4, Section 2 is applicable, BA's performance will be deemed: (a) to have missed or failed to meet the "Parity" standard ("Misses Standard") if the result as shown on the Parity Translation Table is "Probability that CLEC customers Serviced worse than BA's Customers is High" or "Probability that CLEC customers Serviced worse than BA's Customers is Moderate"; (b) to have equaled or met the "Parity" standard ("Equals Standard") if the result as shown on the Parity Translation Table is "Probability that CLEC customers Serviced worse than BA's Customers is Weak", "Probability CLEC & BA Customers Serviced the Same is High", or "Probability that CLEC Customers Serviced Better than BA's Customers is Weak"; or, (c) to have exceeded the "Parity" standard ("Exceeds Standard") if the result as shown on the Parity Translation Table is "Probability CLEC Customers Serviced Better than BA's Customers is Moderate" or "Probability that CLEC Customers Serviced Better than BA's Customers is High").

                            Parity Translation Table

                                                                       EXHIBIT A

                       BELL ATLANTIC - PENNSYLVANIA, INC.

                      DETAILED SCHEDULE OF ITEMIZED CHARGES

A.   BA SERVICES, FACILITIES, AND ARRANGEMENTS: 1

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
I.  Local Call Termination(2)
     Traffic Delivered at BA End Office                  $.001864/MOU                       Not Applicable
     Traffic Delivered at BA Tandem
                                                         $.002902/MOU                       Not Applicable

----------
(1) Unless a citation is provided to a generally applicable BA tariff, all listed rates and services available only to Covad when purchasing these services for use in the provision of Telephone Exchange Service, and apply only to Local Traffic and local Ancillary Traffic. BA rates and services for use by Covad in the carriage of Toll Traffic shall be subject to BA's tariffs for Exchange Access Service. Adherence to these limitations is subject to a reasonable periodic audit by BA.

      As applied to wholesale discount rates, unbundled Network Elements or call transport and/or termination of Local Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, the rates and charges set forth in Exhibit A shall apply until such time as they are replaced by new rates as may be approved or allowed into effect by the Commission from time to time pursuant to the FCC Regulations, subject to a stay or other order issued by any court of competent jurisdiction. At such time(s) as such new rates have been approved or allowed into effect by the Commission, the Parties shall amend Exhibit A to reflect the new approved rates.

(2) See note 6 regarding measurement and calculation of local traffic termination charges.

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
II.  Unbundled Transport
     A.  Dedicated Transport
         Voice Grade/DS-0                                $10.37/Month &                     Voice Grade/DS-0, DS-1,
                                                         $.03/Mile/Month                    DS-3 & DDS:
                                                                                            $1.05/Service Order,
         DS-1                                            $37.66/Month &                     $353.70/Initial Facility &
                                                         $.66/Mile/Month                    $24.00/Additional Facility
                                                                                            (if purchased when initial
                                                                                            facility ordered)
         DS-3                                            $526.72/Month &
                                                         $18.66/Mile/Month

         DDS                                             $10.74/Month &
                                                         $.04/Mile /Month
     B.  Common Transport
         Tandem Switching                                $.000836/MOU                       Not Applicable
         Transport Fixed                                 $.000152/MOU                       Not Applicable
         Transport Per Mile                              $.000004/MOU                       Not Applicable

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
II.  Unbundled Transport (Continued)
     C.  Entrance Facilities
                                                                                            All:
                                                                                            $1.05/Service Order plus
                                                                                            installation charges for
                                                                                            each initial and
                                                                                            additional facility
                                                                                            purchased at the time of
                                                                                            order:

         2Wire Voice Grade Channel Termination           $16.78/Month                       $497.06/Initial &
                                                                                            $289.47/Additional

         4Wire Voice Grade Channel Termination           $33.76/Month                       $498.73/Initial &
                                                                                            $290.02/Additional

         DS-1 to Voice Grade Multiplexing                $77.83/Month                       $548.06/Initial &
                                                                                            $548.06/Additional

         DS-1 Channel Termination                        $180.59/Month                      $668.37/Initial &
                                                                                            $331.87/Additional

         DS-3 to DS-1 Multiplexing                       $257.61/Month                      $548.06/Initial &
                                                                                            $548.06/Additional

         DS-3 Channel Termination                        $1059.65/Month                     $668.37/Initial &
                                                                                            $331.87/Additional

     D.  Digital Cross-Connect System
         Service Establishment                           Not Applicable                     $1890.82

         Database Modification                           Not Applicable                     $148.68/Modification
                                                                                            Request
         Reconfiguration by BA personnel                 Not Applicable                     $31.98 Programming
                                                                                            Charge/Half Hour
         DS-0 Cross-Connect                              $20.54/Port/Month                  $26.17/Port

         DS-1 Cross-Connect                              $71.92/Port/Month                  $32.71/Port

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
II.  Unbundled Transport (Continued)

     E.  Mid-span meet arrangements                      To be charged in accordance with the
                                                         requirements of Section 4.3 of the Agreement

     F.  Transit Arrangements (for
     Interconnections between Covad and
     Carriers other than BA)
         Tandem Switching                                $.000836/MOU                       Per Section II. above and
                                                                                            V., as applicable
         Switched Transport                              $.000152/MOU
                                                         $.000004/MOU/Mile

III. Unbundled Switching(3)
     A.  Local Switching Ports
         POTS/PBX/Centrex                                $2.67/Port/Month                   $1.05/Service Order Per
                                                                                            Port: $2.97/Installation
                                                                                            $1.32/Disconnect

         ISDN (BRI)                                      $10.28/Port/Month                  $1.05/Service Order Per
                                                                                            Port: $2.97/Installation
                                                                                            $1.32/Disconnect

         ISDN (PRI)                                      $135.13/Port/Month                 $1.05/Service Order Per
                                                                                            Port: $113.36/Installation
                                                                                            $1.32/Disconnect

         Public/Semi-Public                              $3.52/Port/Month                   $1.05/Service Order
                                                                                            Per Port:
                                                                                            $2.97/Installation
                                                                                            $1.32/Disconnect

         DID                                             $5.98/Port/Month                   $1.05/ Service Order
                                                                                            Per Port:
                                                                                            $692.07/Installation
                                                                                            $1.32/Disconnect

     B.  Tandem Switching Usage                          $.0008360/MOU                      Not Applicable

     C.  Local Switching Usage
         Originating With Vertical Features              $.011067/MOU                       Not Applicable
         Terminating With Vertical Features              $.006143/MOU                       Not Applicable

----------
(3) In addition to the recurring and non-recurring rates set forth herein for unbundled switching elements, BA may levy upon purchaser of such elements any access charges (or portion thereof) permitted by Applicable Laws.

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
IV.  Unbundled Loops
     POTS (Analog 2-Wire)                                Density Cell:                      Service Order: $1.05
                                                         1 - $11.52/Month                   Installation:
                                                         2 - $12.71/Month                   If premises visit not
                                                         3 - $16.12/Month                   required - $2.97 initial
                                                         4 - $23.11/Month                   and each additional loop;
                                                                                            Not Applicable if existing
                                                                                            loop & port together

                                                                                            If premises visit required
                                                                                            - $66.85, initial loop;
                                                                                            $22.59, additional loop

                                                                                            Disconnect:
                                                                                            $1.32 per loop

     ISDN                                                Density Cell:                      Service Order: $1.05
                                                         1 - $13.16/Month                   Installation:
                                                         2 - $14.35/Month                   If premises visit not
                                                         3 - $17.75/Month                   required - $12.91 initial
                                                         4 - $24.74/Month                   and each additional loop;
                                                                                            Not Applicable if existing
                                                                                            loop & port together

                                                                                            If premises visit required
                                                                                            - $76.78, initial loop;
                                                                                            $32.52, additional loop

                                                                                            Disconnect:
                                                                                            $1.32 per loop

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
IV.  Unbundled Loops (Continued)
     Customer Specified Signaling - 2 Wire               Density Cell:                      Service Order: $1.05
                                                         1 - $11.52/Month                   Installation:
                                                         2 - $12.71/Month                   If premises visit not
                                                         3 - $16.12/Month                   required - $2.97 initial
                                                         4 - $23.11/Month                   and each additional loop;
                                                                                            Not Applicable if existing
                                                                                            loop & port together

                                                                                            If premises visit required
                                                                                            - $66.85, initial loop;
                                                                                            $22.59, additional loop

                                                                                            Disconnect:
                                                                                            $1.32 per loop

                                                                                            Coordinated Cutover:
                                                                                            If premises visit not
                                                                                            required - $3.24 per order
                                                                                            If premises visit required
                                                                                            - $12.10 per order

                                                                                            Designed Circuit:
                                                                                            $40.93 per order

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
IV.  Unbundled Loops (Continued)
     Customer Specified Signaling - 4 Wire               Density Cell:                      Service Order: $1.05
                                                         1 - $22.40/Month                   Installation:
                                                         2 - $26.36/Month                   If premises visit not
                                                         3 - $33.03/Month                   required - $2.97 initial
                                                         4 - $45.47/Month                   and each additional loop;
                                                                                            Not Applicable if existing
                                                                                            loop & port together

                                                                                            If premises visit required
                                                                                            - $66.85, initial loop;
                                                                                            $22.59, additional loop

                                                                                            Disconnect:
                                                                                            $1.32 per loop

                                                                                            Coordinated Cutover:
                                                                                            If premises visit not
                                                                                            required - $3.24 per order
                                                                                            If premises visit required
                                                                                            - $12.10 per order

                                                                                            Designed Circuit:
                                                                                            $40.93 per order

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
IV.  Unbundled Loops (Continued)
     DS1                                                 Density Cell:                      Service Order: $1.05
                                                         1 - $132.51/Month                  Installation:
                                                         2 - $139.37/Month                  If premises visit not
                                                         3 - $168.59/Month                  required - $2.97 initial
                                                         4 - $252.46/Month                  and each additional loop;
                                                                                            Not Applicable if existing
                                                                                            loop & port together

                                                                                            If premises visit required
                                                                                            - $66.85, initial loop;
                                                                                            $22.59, additional loop

                                                                                            Disconnect:
                                                                                            $1.32 per loop

                                                                                            Coordinated Cutover:
                                                                                            If premises visit not
                                                                                            required - $3.24 per order
                                                                                            If premises visit required
                                                                                            - $12.10 per order

                                                                                            Designed Circuit:
                                                                                            $40.93 per order

     2 Wire ADSL Loops                                   TBD                                TBD
     2 Wire & 4 Wire HDSL Loops                          TBD                                TBD
     Distance Extensions for various ULL types           TBD                                TBD
     for distances exceeding transmission
     characteristics in applicable technical
     references.
V.   Collocation Cross-Connection
     A.  Voice Grade Loop
         Physical DS0 CO side to equipment                    $.41/Month                  Not Applicable
         Virtual DS0 with RFT CO side MDF to equipment        $1.20/Month                 Not Applicable

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
         Virtual DS1 with EDSX (1DS1 + 24                $60.21/Month                       Both:
         DS0's with IDLC)                                                                   $1.05/Service Order
                                                                                            $544.36/Initial
         Virtual DS1 with CFA (24DS0s with IDLA)         $44.08/Month                       Installation &
                                                                                            $210.46/Additional
                                                                                            Installations

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
V.   Collocation Cross-Connection (Continued)
     B.  Other
         Physical DS3                                    $84.27/Month
                                                                                            All:
         Physical DS1                                    $15.72/Month                       $1.05/Service Order
                                                                                            $481.36/Initial
         Virtual DS3                                     $88.81/Month                       Installation &
                                                                                            $194.71/Additional
         Virtual DS1                                     $16.12/Month                       Installations

VI.  Time and Materials
     Special Construction                                As applicable per BA-PA PUC 1 sec. 9

     Service Technician (service work on                 Not Applicable                     $1.05/Service Order
     unbundled loops outside of the Central                                                 $26.24/Premises Visit
     Office)                                                                                $12.10 Labor Charge/
                                                                                            Quarter Hour After First
                                                                                            Quarter Hour

     Central Office Technician                           Not Applicable                     $1.05/Service Order
                                                                                            $10.42 Labor Charge/
                                                                                            Quarter Hour or Fraction
                                                                                            Thereof

VII. Signaling and Databases
     A.  STP Port
         Termination                                     $640.02/Month                      $94.15/Port

         Access                                          $.47/Mile/Month                    $1.05/Service Order
                                                                                            $274.06/Initial Facility &
                                                                                            $24.01/Additional Facility

     B.  800/888 Database
         Basic Query                                     $.000835/Query                     Not Applicable
         Vertical Query                                  $.000343/Query                     Not Applicable

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
VII. Signaling and Databases (Continued)

     C.  LIDB Validation
         LIDB Point Codes                                Not Applicable                     $85.84/Point Code

         Calling Card                                    $.015542/Query                     Not Applicable

         Billed Number Screening                         $.015542/Query                     Not Applicable

         Storage of Covad's Data in LIDB Database        Not Applicable                     $1,469.92 Service
                                                                                            Establishment

     D.  AIN Service Creation (ASC) Service
         1.  Developmental  Charges
              Service Establishment                      Not Applicable                     $884.08

              Service Creation Access Port               $123.86/Port/Month                 Not Applicable

              Service Creation Usage

                  a.  Remote Access                      $1,328.47/Day                      Not Applicable

                  b.  On-Premise                         $1,328.47/Day                      Not Applicable

              Certification & Testing                    $76.99/Hour                        Not Applicable

              Help Desk Support                          $81.48/Hour                        Not Applicable

         2.  Service Charges
              Subscription Charge                        $5.44/Month                        Not Applicable

              Database Queries

                  a.  Network Query                      $.0007/Query                       Not Applicable

                  b.  Covad Network Query                $.0007/Query                       Not Applicable

                  c.  Covad Switch Query                 $.0007/Query                       Not Applicable

              Trigger Charge

                  a.  Line Based                         $.0010/Query                       Not Applicable

                  b.  Office Based                       $.0010/Query                       Not Applicable

              Utilization Element                        $.0003/Query                       Not Applicable

              Service Activation Charge

                  a.  Network Service Activation         Not Applicable                     $8.37/Service
                                                                                            Activated/Line

                  b.  Covad Network Service Activation   Not Applicable                     $8.37/Service
                                                                                            Activated/Line

                  c.  Covad Switch Service Activation    Not Applicable                     $8.37/Service
                                                                                            Activated/Line

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
     D.  AIN Service Creation (ASC) Service (Continued)

              Service Modification

                  DTMF Update                            $.1080/Occurrence                  Not Applicable

              Switch Based Announcement                  $.005/Announcement                 Not Applicable

VIII. Directory Listings & Books

     Primary Listing (on initial UNE service             Not Applicable                     Not Applicable
     order). For each residence telephone number,
     two (2) listings in the White Page directory
     are provided. For each business telephone
     number listed (except numbers of Centrex or
     Centrex-like services or indialing service
     station lines) one (1) listing is provided in
     the White Page Directory and one (1) listing
     in the Yellow Page directory of the type
     provided to BA-PA end user business customers
     for which no specific charge applies.

     Other Tariffed Listing Services (For listings       Retail rates less wholesale discount. For retail
     ordered in excess of the primary listings           rates see BA-PA tariff No. 1 sec. 5.B.
     provided or other listing types, or listings
     ordered at a time other than initial UNE
     service order, or listings ordered not
     associated with a UNE service order.)

     Books & delivery (annual home area                  No charge for normal numbers of books
     directories only)                                   delivered to end users; bulk deliveries to
                                                         Covad per separate arrangement

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
IX.  Operator Services/Directory Assistance
     Direct Access                                       $.0342/Query                       $32,135.28/Link &
                                                                                            $15,206.81 Service
                                                                                            Establishment

     Directory Assistance                                $.3664/Call                        Not Applicable
     Directory Transport

         Tandem Switching                                $.000730/Call                      Not Applicable

         Tandem Switched Transport                       $.000132/Call &                    Not Applicable
                                                         $.000003/Mile/Call

     Operator Services - Live                            $.01280/Operator Work              Not Applicable
                                                         Second

     Operator Services - Automated                       $.00158/Automated Work             Not Applicable
                                                         Second
     Branding for Directory Assistance and/or Operator   Not Applicable                     $1,358.62/Message
     Services

     Carrier-to-Carrier LSV/VCI Requests                 $.01280/Operator Work              Not Applicable
                                                         Second

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
X.   Access to Operation Support Systems
     A.  Pre-Ordering                                    $.22/Query                         Not Applicable
     B.  Ordering                                        $3.34/Transaction                  Not Applicable
     C.  Provisioning                                    Included in Ordering               Not Applicable
     D.  Maintenance & Repair
         1.  ECG Access                                  $.22/Query                         Not Applicable
         2.  EB/OSI Access                               $1.16/Trouble Ticket               Not Applicable
     E.  Billing
         1.  CD-ROM                                      $246.59/CD-ROM                     Not Applicable

         2. Daily Usage File
              a.  Existing Message Recording             $.000258/Message                   Not Applicable
              b.  Delivery of DUF
                  Data Tape                              $17.18/Tape                        $61.39/Programming Hour

                  Network Data Mover                     $.000094/Message                   Not Applicable

                  CMDS                                   $.000094/Message                   $61.39/Programming Hour

              c.  DUF Transport
                  9.6 kb Communications Port             $10.24/Month                       $7,437.36/Port

                  56 kb Communications Port              $28.29/Month                       $30,778.91/Port

                  256 kb Communications Port             $28.29/Month                       $51,236.88/Port

                  T1 Communications Port                 $359.31/Month                      $182,827.99/Port

                  Line Installation                      Not Applicable                     $61.39/Programming
                                                                                            Hour/Port

                  Port Set-up                            Not Applicable                     $9.85/Port

                  Network Control Programming Coding     Not Applicable                     $61.39/Programming
                                                                                            Hour/Port

XI.  Exchange Access Service
     Interstate                                          Per BA-FCC tariff number 1
     Intrastate                                          Per BA-PA tariff number 302

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
XII. Number Portability
     Interim (using RCF)                                 $1.50/Month/Ported Number          $5.00/Service Order
                                                                                            $4.00/Installation/No. at
                                                                                            same location

     Permanent                                           Per permanent funding mechanism when established.

     Access pass-through to number portability           In accordance with Section 14.5 of Agreement
     purchaser

XIII. 911/E911
     Transport                                                              Per section II above.

     Data Entry and Maintenance                                                   No Charge

XIV. Poles Conduits & ROW                                Per contract rates pursuant to 47 U.S.C. sec.
                                                         224

                                                         Illustrative:

                                                            Duct: $5.45/Foot/Year

                                                            Pole: $3.98/Attachment/Year

XV.  Network Interface Device (NID)                      $.68/Month                         Not Applicable

XVI. Access to Telephone Numbers (NXX codes issued per                            No Charge
ICCF Code Administration Guidelines)

XVII. Local Dialing Parity                                                        No Charge

XVIII. Customized Routing
     To Reseller Platform                                $.142360/Line/Month                $3.84/Line
     To BA Platform for Re-Branding                      $.08330/Call                       $3.84/Line
     Customized Routing Transport                                           Per section II above.

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
XIX. Wholesale Discount for Resale of Retail Telecommunications Services(4)
     Resale of retail services if Covad provides         20.69%
     own operator services platform

     Resale of retail services if Covad uses Bell        18.43%
     Atlantic operator services platform

     Pennsylvania Gross Receipts Tax Discount            Discount as per BA-PA PUC 1 sec. 1.8.1 tariff.

----------
(4) Excludes telecommunications services designed primarily for wholesale, such as switched and special exchange access service, and, subject to Section 12 of the Agreement, the following additional arrangements that are not subject to resale: limited duration (90 days or less) promotional offerings, public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and BA in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and either remitted to the recipient agency or NECA, or passed through to BA for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to BA.

      Pending establishment of mechanized billing procedures adapted to resale, BA will apply the wholesale discount for resale as a "bottom-of-the-bill" discount rate and will utilize a "true-up" process to correct possible inadvertent application of the wholesale discount to the exclusions identified herein and to reflect other adjustments as the Companies agree.

B.   Covad SERVICES, FACILITIES, AND ARRANGEMENTS:

Service or Element Description:                          Recurring Charges:                 Non-Recurring Charge:
-------------------------------                          ------------------                 ---------------------
I.   Local Call Termination(5)
      Traffic Delivered at End Office                    $.001864/MOU                       Not Applicable
      Traffic Delivered at Tandem

                                                         $.002902/MOU                       Not Applicable

II.  Number Portability
     Interim                                             $1.50/Month/Ported Number          $5.00/Service Order
                                                                                            $4.00/Installation/No. at
                                                                                            same location

     Permanent                                           Per permanent funding mechanism when established.

     Access pass-through to number portability           In accordance with Section 14.5 of Agreement
     purchaser

III. Exchange Access Service

     Interstate                                          Per Covad FCC exchange access tariff.

     Intrastate                                          Per Covad PA tariff exchange access tariff.

IV.  Local Dialing Parity                                                         No Charge

V. All Other Covad Services Available to BA              Available at Covad's tariffed or otherwise
for Purposes of Effectuating Local Exchange              generally available rates, not to exceed BA
Competition                                              rates for equivalent services available to
                                                         Covad.

VI.  Other Services                                      $.03/Call                          No Charge
Information Service Billing Fee

----------
(5) See note 6 regarding measurement and calculation of local traffic termination charges.

6     LOCAL TRAFFIC TERMINATION RATES

A.    Charges by BA

      (a)   Traffic delivered to BA Access Tandem: $.002902 per mou.

      (b) Traffic delivered directly to terminating BA End Office: $.001864 per mou.

B.    Charges by Covad

1.    Single-tiered interconnection structure:

      Covad's rates for the termination of BA's Local Traffic under the single-tiered interconnection structure shall be recalculated once each year on each anniversary of the Effective Date (the "Rate Determination Date"). The methodology for recalculating the rates is as follows:

            Access Tandem Minutes = Total minutes of use of Local Traffic delivered by Covad to BA Access Tandem for most recent billed quarter.

            End Office Minutes = Total minutes of use Local Traffic delivered by Covad directly to the terminating BA End Office for most recent billed quarter.

            Total Minutes = Total minutes of use of Local Traffic delivered by Covad to BA for most recent billed quarter.

      Covad Charge at the Covad-IP =

      (Access Tandem Minutes x $.002902) + (End Office Minutes x $.001864)
      --------------------------------------------------------------------
                                  Total Minutes

      For the first year after the Effective Date, the Covad charge shall be calculated based on the traffic data of the quarter immediately preceding such Effective Date, or if no such traffic exists, on the proportion of local call termination trunks to BA End Offices and to BA Access Tandems.

2. Multiple-tiered interconnection structure (if offered by Covad to any carrier)

      (a)   Local Traffic delivered to Covad Access Tandem: $.002902

      (b)   Local Traffic delivered to terminating Covad End Office/node:
            $.001864

C.    Miscellaneous Notes

1. The Covad termination rate under the single-tiered interconnection structure set forth above is intended to be a Local Traffic termination rate for Interconnection to the Covad-IP within each LATA that is reciprocal and equal to the actual rates that will be charged by BA to Covad under the two-tiered Local Traffic termination rate structure described above that will apply after the first anniversary of the Effective Date. The single Covad termination rate is also intended to provide financial incentives to Covad to deliver traffic directly to BA's terminating End Offices once Covad's traffic volumes reach an appropriate threshold.

EXHIBIT B

                          BONA FIDE REQUEST PROCEDURES

1. The following procedures shall apply to any Bona Fide Request submitted by Covad to BA for: (a) an Interconnection or access to an unbundled Network Element not otherwise provided hereunder at the time of such request, (b) an Interconnection or connection to a Network Element that is different in quality to that which BA provides to itself at the time of such request,
      (c) Collocation at a location other than a BA Central Office, and (d) such other arrangement, service, or Network Element for which a BFR is required under the Agreement. Items (a) through (d) above may be referred to individually as a "BFR Item." The BFR procedures set forth herein do not apply to those services requested pursuant to Report & Order and Notice of Proposed Rulemaking 91-141 (rel. October 19, 1992), Paragraph 259 and Footnote 603 or subsequent orders.

2. A BFR shall be submitted in writing and shall include a technical description of each requested BFR Item, and a forecast (e.g. volume requested, locations, dates) for such Item.

3. Covad may cancel a BFR at any time, but shall pay BA's reasonable and demonstrable costs of processing, implementing the BFR, and/or developing the BFR Item up to the date of cancellation, and any wind-up costs resulting therefrom.

4. Within fifteen (15) business days of receipt of the BFR, BA will respond in one of the following ways:

      (a) provide confirmation that the BFR is technically feasible and the date BA will deliver a price proposal, including a service description, pricing and an estimated schedule for availability;

      (b) request a face-to-face meeting between technical representatives of both Parties to further explain the request;

      (c) inform Covad that BA must do laboratory testing (at Covad's expense) to determine whether the request is technically feasible;

      (d) inform Covad that BA must do field testing (at Covad's expense) to determine whether the request is technically feasible;

      (e) inform Covad that it is necessary for the Parties to undertake a joint technical/operational field test (at Covad's expense) in order to determine both technical feasibility and operational cost impacts; or

      (f) provide a written explanation that it is not technically feasible to comply with the request and/or the BFR Item does not qualify as one that is required to be provided under the Act.

5. Within ten (10) business days of receiving BA's response from Step 4(c), 4(d), or 4(e), Covad shall:

      (a) negotiate a mutually agreeable schedule for BA's testing and agree to pay BA for the testing costs, in the case of Steps 4(c) or (d); or

      (b) negotiate a mutually agreeable schedule for joint technical/operational field testing, and agree to pay BA the costs, in the case of Step 4(e).

6. Within ten (10) days of receiving BA's confirmation (from Step 4(a)), Covad shall:

      (a) accept BA's price proposal date and agree to pay BA the cost of developing the proposal;

      (b) negotiate a different date for BA to deliver the price proposal, and agree to pay BA the cost of developing the proposal; or

      (c)   abandon the request.

7. Unless the Parties have agreed to another date, BA will deliver the BFR Item price proposal to Covad in response to Step 5 or Step 6 as soon as reasonably practicable, but no later than ninety (90) days from the date BA provided the price proposal date, unless such delivery is technically unreasonable given the nature of the BFR. The price proposal shall include a service description of the BFR Item, the costs, including costs associated with the development of the BFR Item, and an estimated availability schedule.

8. Covad accepts BA's price proposal or negotiates mutually acceptable changes.

9.    BA makes the BFR Item available in accordance with Step 7.

10. Unless the Parties otherwise agree, all prices shall be consistent with the pricing principles of the Act and any applicable FCC or Commission rules, regulations, or orders.

11. If a Party to a BFR believes that the other Party is not requesting, or negotiating or processing the BFR in good faith, or disputes a determination, or price or cost quote, or is failing to act in accordance with Section 251 of the Act, such Party may seek mediation or arbitration by the Commission pursuant to Section 252 of the Act.

                                                                       EXHIBIT C

                       DIRECTORY ASSISTANCE AND INTRALATA

                       CALL COMPLETION SERVICES AGREEMENT

      THIS AGREEMENT is made, effective this _____ day of _____________ 19___, by and between Bell Atlantic - __________________, Inc., (hereinafter referred to as "Bell Atlantic"), a __________________________ corporation, with offices at _____________________________________, and _______________________________,
hereinafter referred to as "Carrier", a ______________________ corporation with offices at _______________________________________.

1. SCOPE AND TERM OF AGREEMENT

1.1 Scope This Agreement sets forth the terms and conditions which shall govern the use of and payment for Directory Assistance (DA) Service and IntraLATA Call Completion Service (hereinafter collectively referred to as "Services") to be provided by Bell Atlantic, or its affiliated companies, to Carrier. Carrier shall subscribe to and pay for Services for Carrier's local exchange customers in the ___________ LATA(s).

1.2 Term The initial term of this Agreement shall be one (1) year and commence as of 12:01 a.m. on the date first written above. At the end of this initial term, or any subsequent renewal term, this Agreement shall automatically renew for an additional period of one (1) year unless either party provides written notice to the other of its intent to terminate at least three (3) months prior to the expiration of the then current term.

2. DESCRIPTION OF SERVICES

2.1 Directory Assistance (DA) Service

      a) Directory Assistance Service shall consist of 1) directory transport by Bell Atlantic from the point of Bell Atlantic's interconnection with Carrier's trunks to Bell Atlantic's designated DA locations, and 2) the provision of telephone number listings by Bell Atlantic operators in response to calls from Carrier's local exchange customers located in the LATA(s) designated in Section 1.1.

      b) A maximum of two requests for telephone numbers will be accepted per DA call. A "DA call" as used in this Agreement shall mean a call answered by or forwarded to Bell Atlantic, regardless of whether a telephone number is requested, provided, or available. The listings that will be available to Carrier's customers are those telephone numbers that are listed in Bell Atlantic's DA records for the LATA(s) designated in Section 1.1.

2.2 IntraLATA Call Completion Service IntraLATA Call Completion Service consists of the live and automated local and toll call completion services specified in Appendix B, including the completion of collect, card and bill-to-third party calls; busy line verification; customer requested interrupt; and other assistance to Carrier's local exchange customers located in the LATA(s) designated in Section 1.1.

2.3 Branding Branding is a service that permits the Carrier to deliver a customized announcement to its callers, identifying the Carrier as the customer service provider. Carrier shall provide the information required by Bell Atlantic to create this announcement. Branding also requires that the Carrier maintain dedicated trunking arrangements to the designated Bell Atlantic DA or operator switch locations.

2.4 End User Billing Bell Atlantic will provide Carrier with unrated EMR records for use in the billing of Carrier's end users for Services. The rating, billing, and settlement of end-user charges for the calls are the responsibility of Carrier.

2.5 Service Methods Bell Atlantic agrees to provide Services in accordance with Bell Atlantic's service standards and methods. Bell Atlantic will notify Carrier in writing of any significant policy changes to operator services or directory assistance standards and methods prior to implementation.

2.6 Customized Service Features and Options Carrier may request custom-designed service features or optional services to be provided in conjunction with the Services hereunder. Upon mutual agreement of the parties, such features and options will be provided pursuant to this Agreement. Bell Atlantic, if requested, shall provide Carrier with an estimate of the charges for such custom-designed supplements, changes, or options prior to implementation.

3. COMMENCEMENT AND IMPLEMENTATION OF SERVICE

3.1 Required Information Each party shall make good-faith efforts to carry out its respective responsibilities in meeting a jointly established schedule for implementation. All records and other required information specified in Appendix C, as well as a completed Technical Questionnaire, will be furnished by Carrier at least ninety (90) days prior to the commencement of Services (i.e., the Cutover Date described in Section 3.2.) Notices of any changes, additions, or deletions to such records and information shall be provided promptly in writing by Carrier to Bell Atlantic. Bell Atlantic will review these change requests and determine any potential impact on the cutover date. Written confirmation of any impact will be provided to Carrier.

3.2 Cutover Date The Cutover Date for Service(s) provided under this Agreement shall be the date on which the Service(s) shall be available to all of Carrier's local exchange customers in the LATA(s) designated in Section 1.1.

3.3 Service Review Meetings Bell Atlantic will meet and confer with Carrier during the term of this Agreement to review and discuss the Services provided under this

Agreement. The times for meetings will be established by mutual agreement of the parties.

4. EQUIPMENT AND FACILITIES

4.1 Bell Atlantic will establish and maintain such access equipment and related facilities as may be necessary to perform the Services under this Agreement, provided that Carrier furnishes Bell Atlantic the information specified in Appendix C, and any changes in such information, in a timely and accurate manner. Any additional services that Carrier seeks during the term of this Agreement will be subject to mutual agreement and the availability of facilities and equipment.

4.2 Carrier will provide and maintain such equipment within its premises as is necessary to permit Bell Atlantic to perform the agreed-upon Services in accordance with Bell Atlantic standard equipment operation and traffic operation procedures.

4.3 Carrier Transport and Switched Access Connection

      a) Carrier shall, at its expense, arrange for and establish the trunking and other transport, interface, and signaling arrangements required by Bell Atlantic to provide Services to Carrier. Separate dedicated trunks for each NPA or LATA may be required. Any trunks or other transport and access that Carrier obtains from Bell Atlantic to deliver Carrier's calls to Bell Atlantic shall be provided pursuant to the applicable tariffs or other contractual arrangements, and not under this Agreement. Bell Atlantic agrees to coordinate the scheduling of Services to be provided under this Agreement with the scheduling of any trunking or related services provisioned by Bell Atlantic under such tariffs or other contractual arrangements.

      b) Carrier shall specify the number of trunks required for Services. Carrier must provide trunks with operator services signaling directly to the locations designated by Bell Atlantic. Bell Atlantic shall provide Carrier at least three (3) months advance notice in the event of any change in a designated location.

5. PAYMENT FOR SERVICES

5.1 Rates Carrier agrees to subscribe to and pay for the Services and options selected in Appendix A. Carrier shall pay the rates set forth in Appendix A, subject to such obligations as Bell Atlantic may have under the Telecommunications Act of 1996, and the FCC and state regulations and decisions thereunder, to set cost-based rates for unbundled network elements. Specifically, when a regulatory body of competent jurisdiction has duly approved the rates under which Bell Atlantic is required to provide Services to competitive local exchange carriers (hereinafter referred to as "CLEC rates"), Bell Atlantic shall charge, and Carrier shall pay, such CLEC rates for the applicable Services.

5.2 Settlements Carrier shall render payment to Bell Atlantic net thirty (30) calendar days from the date of delivery of the Services or from the date of billing for the Services, whichever occurs later. Carrier shall pay interest on any amount overdue at the rate specified for late payments in the Interconnection Agreement between Bell Atlantic and Carrier.

5.3 Billing Disagreements

      a) Carrier may, in good faith, dispute part or all of an invoice provided by Bell Atlantic. To dispute an invoice, Carrier must provide Bell Atlantic with a written explanation of the questioned charges for consideration within thirty
(30) days of receipt of the invoice. Bell Atlantic will respond to Carrier's claim within thirty (30) days of receipt of the explanation.

      b) The parties agree to negotiate any dispute in good faith to reach a satisfactory resolution of the dispute no later than ninety (90) days after Carrier's receipt of the invoice. Carrier shall have no obligation to pay interest on a disputed amount while a resolution is being negotiated during this period. In the event that the dispute is not resolved at the account manager level within forty five (45) days after receipt of Carrier's claim, the parties agree to submit the dispute to an Intercompany Review Board for resolution. The Intercompany Review Board shall consist of two representatives from each party who are authorized to resolve the dispute on behalf of their respective companies. The Intercompany Review Board shall conduct a joint conference to review the parties' respective positions and to resolve the dispute.

      c) Upon the resolution of the dispute, an appropriate adjustment of billing shall be made by Bell Atlantic. Bell Atlantic shall apply any reductions in the invoiced amount as a credit. Carrier shall promptly pay any amounts the parties agree are due with interest thereon under Section 5.2 retroactive to the date of the original invoice. If no resolution is reached within the specified 90-day period, either party may pursue such other remedies and recourse as are otherwise available under law or this Agreement.

5.4 Taxes The rates specified in this Agreement are exclusive of all taxes, duties, or similar charges imposed by law. Carrier shall be liable for and shall reimburse Bell Atlantic for any sales, use, excise, or other taxes applicable to the Services performed under this Agreement.

5.5 Carrier's Customers Carrier shall be responsible for all contacts and arrangements with its customers concerning the provision and maintenance, and the billing and collection, of charges for Services furnished to Carrier's customers.

6. DEFAULTS AND REMEDIES

6.1 Defaults If Carrier defaults in the payment of any amount due hereunder, or if Bell Atlantic materially fails to provide Services as agreed hereunder, and such default or failure shall continue for thirty (30) days after written notice thereof, the other party may terminate this Agreement with thirty (30) days written notice.

6.2 Carrier Remedies In the event that Bell Atlantic, through negligence or willful misconduct, fails to provide the Services selected and contracted for under this Agreement, Bell Atlantic shall pay Carrier for Carrier's direct damages resulting from such failure, up to an amount not to exceed the charges payable under this Agreement for the Services affected.

6.3 Discontinuance by Carrier In the event that Carrier discontinues using Services, either in part or in whole, prior to expiration of the then current term and such discontinuance is not due to Bell Atlantic's material failure to provide Services, Carrier shall pay Bell Atlantic an amount equal to the average monthly charges for the six-month period immediately preceding the discontinuance multiplied by the number of months remaining in the then-current term. If Services have been provided for a period of less than six months, Carrier shall pay the charges for the month with the highest usage multiplied by the number of months remaining in the then-current one year term. If Carrier terminates this Agreement prior to the Cutover Date, Carrier shall pay Bell Atlantic the greater of the following: (i) all reasonable and necessary costs already incurred by Bell Atlantic in preparation for the commencement of services, or (ii) the sum of fifty thousand dollars ($50,000).

6.4 Other Remedies THE EXTENT OF LIABILITY ARISING UNDER THIS AGREEMENT SHALL BE LIMITED AS DESCRIBED IN SECTIONS 6.1, 6.2 AND 6.3 ABOVE. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY OTHER LOSS, COST, CLAIM, INJURY, LIABILITY, OR EXPENSE RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF REVENUE OR PROFIT, WHETHER RECOVERY IS SOUGHT IN TORT, CONTRACT, OR OTHERWISE, EVEN IF EITHER PARTY HAD NOTICE OF SUCH DAMAGES.

7. CONFIDENTIAL INFORMATION

7.1 Confidentiality The parties agree that all confidential and proprietary information that is marked as specified in Section 7.2 and that is disclosed by either party to the other party for the purposes of this Agreement, including rates and terms, shall be treated as confidential unless a) such information was previously or becomes known to the receiving party free of any obligation to keep it confidential, b) has been or is subsequently made public by the disclosing party, or c) is required to be disclosed by law. The receiving party shall not, except in the performance of the Services under this Agreement or with the express prior written consent of the other party, disclose or permit access to any confidential information to any other parties. The parties agree to advise their respective employees, agents, and representatives to take such action as may be advisable to preserve and protect the confidentiality of such information.

7.2 Marking of Confidential Information All information the disclosing party considers proprietary or confidential, if in writing or other tangible form, shall be conspicuously labeled or marked as "Proprietary" and/or "Confidential" and, if oral, shall be identified as proprietary at the time of disclosure and promptly confirmed in writing. Either party shall have the right to correct any inadvertent failure to designate information as proprietary by written notification within ten (10) days following disclosure.

8. RELATIONSHIP OF THE PARTIES

8.1 Independent Contractors Bell Atlantic and Carrier shall be independent contractors under this Agreement, and all services under this Agreement shall be performed by Bell Atlantic as an independent contractor and not as an agent of Carrier.

8.2 Responsibility for Employees and Agents All persons furnished by Bell Atlantic shall be considered solely Bell Atlantic's employees or agents, and Bell Atlantic shall be responsible for compliance with all laws, rules, and regulations relating to such persons including, but not limited to, hours of labor, working conditions, workers' compensation, payment of wages, benefits, unemployment, social security and other payroll taxes. Each party's employees and agents, while on premises of the other, shall comply with all rules and regulations, including any applicable security procedures and safeguarding of confidential data.

9. GENERAL CONDITIONS

9.1 Assignment Neither party may assign or delegate its rights and obligations under this Agreement without the prior written consent of the other party, except that either party may assign this Agreement, without such consent, to its parent, affiliate or subsidiary, provided that the assignee has the resources, legal authority, and ability to perform all terms of this Agreement. Thirty (30) days advance notice of such assignment shall be provided to the other party.

9.2 Choice of Law The validity, construction and performance of this Agreement shall be governed by the laws of the State of Delaware.

9.3 Compliance with Laws Each party shall comply with all applicable federal, state, county and local laws, ordinances, regulation, rules and codes in the performance of this Agreement. Neither party shall be liable to the other for termination of this Agreement or any services to be provided hereunder necessitated by compliance with any law, rule, regulation or court order of a duly authorized governmental body.

9.4 Contingency Neither party shall be held responsible or liable to the other for any delay or failure in performance caused by fires, strikes, embargoes, requirements imposed by Government regulation, civil or military authorities, act of God or by the public enemy, or other causes beyond the control of Carrier or Bell Atlantic. If such a contingency occurs, the party injured by the other's inability to perform may: a) terminate the affected services or part thereof not already rendered; or b) suspend the affected services or part thereof for the duration of the delaying cause and resume performance once the delaying causes cease.

9.5 Licenses No licenses, expressed or implied, under any patents, copyrights, trademarks or other intellectual property rights are granted by Bell Atlantic to Carrier under this Agreement.

9.6 Notices Except as otherwise specified in this Agreement, any notice required or permitted under this Agreement shall be in writing and shall be given to the other party at the address designated below by hand delivery, registered return-receipt requested mail, or nationally recognized courier service:

               For Bell Atlantic:   ____________________________________
                                    ____________________________________
                                    ____________________________________
                                    ____________________________________

               For Carrier:         ____________________________________
                                    ____________________________________
                                    ____________________________________
                                    ____________________________________

The above addresses may be changed by giving thirty (30) calendar days prior written notice as prescribed above. Notice shall be deemed to have been given or made on the date of delivery if received by hand, or express courier, and three days after delivery to the U.S. Postal Service, if mailed.

9.7 Publicity Bell Atlantic and Carrier agree not to publish any advertising, sales promotions, or press releases that promote or otherwise relate to the services provided under this Agreement and include the other party's name, logos, trademarks, or service marks, unless it obtains the other party's prior written consent, except that either party may disclose the fact that Bell Atlantic provides directory assistance and/or operator services to Carrier without such prior review or approval.

9.8 Severability If any provision of this Agreement or the application of any provision shall be held by a tribunal of competent jurisdiction to be contrary to law or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect.

9.9 Survival All obligations hereunder, incurred by either Bell Atlantic or Carrier prior to the cancellation, termination, or expiration of this Agreement shall survive such cancellation, termination or expiration.

9.10 Captions and Section Headings The captions and section headings in this Agreement are for convenience only and do not affect the meaning or interpretation of this Agreement.

9.11 Duplicate Originals This Agreement may be executed separately by the parties in one or more counterparts. Each duplicate executed shall be deemed an original, and all together shall constitute one and the same document.

9.12 Entire Agreement The terms and conditions of this Agreement, including the Appendices attached to this Agreement, constitute the entire Agreement between Bell Atlantic and Carrier relating to the subject matter of this Agreement, and supersede any and all prior or contemporaneous understandings, promises or representations, whether written or oral, between the parties relating to the subject matter of this Agreement. Any waiver, modification or amendment of any provision of this Agreement, or of any right or remedy hereunder, shall not be effective unless made in writing and signed by both parties.

IN WITNESS WHEREOF, the parties agree that the effective date of this Agreement is the date first written above, and each party warrants that it has caused this Agreement to be signed and delivered by its duly authorized representative.

FOR BELL ATLANTIC -                         FOR CARRIER

________________________, INC.

Name: _________________________             Name: _________________________

Title: ________________________             Title: ________________________

Signature: ____________________             Signature: ____________________

Date: _________________________             Date: _________________________

EXHIBIT D

INTRALATA TELECOMMUNICATIONS SERVICES SETTLEMENT AGREEMENT

      This Agreement is entered into as of _______________ , 1997, by and between Bell Atlantic - _______________, Inc., a ___________ corporation, with principal offices located at ______________________________ ("BA-__"), and
___________________________, a ______________ corporation, with principal offices located at ______________________________________________ ("Carrier").

                                    SECTION I

                                      SCOPE

      This Agreement sets forth the terms and conditions for the following:

      (a) administering and processing messages in the intraLATA Toll Originating Responsibility Plan ("ITORP"); and

      (b) the settlement of compensation for the following telecommunications traffic within a BA-__ LATA:

            (1) intrastate and interstate intraLATA traffic terminated to Carrier and originated by an Independent Telephone Company or wireless carriers that transits the facilities of BA-__ within a BA-__ LATA, including Message Telecommunications Service and Local Exchange Service (the "ITORP Transit Service Traffic");

            (2) intrastate and interstate intraLATA Message Telecommunications Service and Local Exchange Service traffic which originates from a Certified Local Exchange Carrier or Carrier, transits BA-PA's network and terminates to Carrier, or a wireless carrier or an Exchange Carrier other than BA-__, which traffic is subject to a Meet-Point Billing arrangement (the "Meet-Point Transit Service Traffic");

            (3) intraLATA 800/888 Service Traffic; and

            (4) intraLATA Alternately Billed Calls billed to a line-based telephone number within the state where the call is originated.

      By way of clarification, this Agreement does not cover the following: (x) traffic that does not use BA-__ facilities; (y) interLATA traffic; and (z) any statewide services (whether interLATA or intraLATA) provided entirely by an Interexchange Carrier such as statewide WATS.

EXHIBIT D

                                   SECTION II

                                   DEFINITIONS

      For purposes of this Agreement, the terms set forth below shall have the following meaning:

      A. 800/888 Number Database shall mean the call management service database that provides POTS telephone number translation or routing information or both for a given 800/888 telephone number.

      B. 800/888 Service Traffic means a toll free call originating with the Originating Company and billed to the Terminating Company's end user. 800/888 service MOUs are recorded by the Originating Company and provided to the Terminating Company so that it can bill its end user(s).

      C. Access Tandem shall mean a switching entity that is used to connect and switch trunk circuits between and among End Offices and between and among End Office switches and carriers' aggregation points, points of termination, or points of presence, which entity has billing and recording capabilities that are used to provide switched Exchange Access services.

      D. Alternately Billed Calls shall mean all intraLATA land-line Collect Calls, Calling Card Calls and Third-Number Calls that originate and terminate in the _________ of _____________ and are billed to a line-based number within the jurisdiction of the __________ of _____________ serviced by the Billing Company. Alternately Billed Calls are identified in ITORP reports as "Received Collect/Sent Collect Calls".

      E. Basic 800/888 Number Query shall mean routing information obtained from an 800/888 Number Database for originating 800/888 calls.

      F. Billing Company shall mean the Local Exchange Carrier that provides the local telephone exchange service for the number to which an Alternately Billed Call is to be billed.

      G. Calling Card Call shall mean a call billed to a pre-assigned end user line-based billing number, including calls dialed or serviced by an operator system.

      H. Carrier Common Line Facilities means the facilities from the end user's premises to the End Office used to originate or terminate Transit Service Traffic and 800/888 Service Traffic. Such carrier common line facilities are as specified in each party's Exchange Access Tariff.


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

      I. Category 01 shall mean the EMR/billing record for usage charges applicable to the terminating 800/888 number service subscriber.

      J. Category 08 shall mean the EMR/copy record containing the information necessary for Carrier to bill/settle intraLATA terminating charges with other carriers.

      K. Category 11 shall mean the EMR/access record containing information necessary for Carrier to bill/settle interexchange access charges.

      L. CCS/SS7 shall mean the Common Channel Signaling/Signaling System 7, which refers to the packet-switched communication, out-of-band signaling architecture that allows signaling and voice to be carried on separate facilities, and thus is a signaling network that is common to many voice channels. There are two modes of operation defined for CCS/SS7: database query mode, and trunk signaling mode.

      M. Centralized Message Distribution System (CMDS) shall mean the message processing system which handles the distribution of Message Records from the Earning Company to the Billing Company.

      N. Certified Local Exchange Carrier (CLEC) means a carrier certified by the ____________ ____________to provide Local Exchange Access services within the BA-__ operating territory in that state.

      O. Collect Call shall mean a non-sent paid call that is billed to the number receiving the call, including calls dialed or serviced by an operator system.

      P. Discounted Toll Services means services in which the originating end user is charged a rate less than would normally be assessed for calls placed to similar points outside the end user's local calling area.

      Q. Earning Company shall mean the Local Exchange Carrier that provides local telephone exchange service for the number from which an Alternately Billed Call originates.

      R. End Office means the end office switching and end user line termination facilities used to originate or terminate switched intraLATA telecommunications services traffic.

      S. Exchange means a geographic area established for the furnishing of local telephone service under a local tariff. It usually embraces a city, town or village and its


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EXHIBIT D

            environs. It consists of one or more wire centers together with the associated facilities used in furnishing communications service within the area.

      T. Exchange Access means the facilities and services used for the purpose of originating or terminating interexchange telecommunications in accordance with the schedule of charges, regulations and conditions specified in lawfully established Exchange Access Tariffs.

      U. Exchange Access Tariffs means the tariffs lawfully established with the Federal Communications Commission or the _____________ ___________________ by an Exchange Carrier for the provision of Exchange Access facilities and services.

      V. Exchange Carrier shall mean a carrier licensed to provide telecommunications services between points located in the same Exchange area.

      W. Exchange Message Record (EMR) shall mean the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement and study data. EMR format is described in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. document that defines industry standards for Exchange Message Records, which is hereby incorporated by reference.

      X.    ITORP Transit Service Traffic shall have the meaning set forth in
            Section I above titled "Scope".

      Y. Independent Telephone Company shall mean any entity other than BA-__ which, with respect to its operations within the ___________ of __________________, is an incumbent Local Exchange Carrier.

      Z. Inter-Company Net Billing Statement shall mean the separate monthly financial reports issued by BA-__ under ITORP to the Exchange Carriers for settlement of amounts owed.

      AA. IntraLATA Toll Originating Responsibility Plan (ITORP) shall mean the information system owned and administered by BA-__ for calculating charges between BA-__ and Local Exchange Carriers for termination of intraLATA calls.

      BB. Interexchange Carrier (IXC) means a carrier that provides, directly or indirectly, interLATA or intraLATA telephone toll services.

      CC. Local Access and Transport Area (LATA) means a contiguous geographic area: (1) established before the date of enactment of the Telecommunications Act of 1996 by BA-__ such that no Exchange area includes points within more than one


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EXHIBIT D

            metropolitan statistical area, consolidated metropolitan statistical area, or state, except as expressly permitted under the AT&T Consent Decree; or (2) established or modified by BA-__ after such date of enactment and approved by the Federal Communications Commission.

      DD. Local Exchange Carrier (LEC) means any person that is engaged in the provision of Local Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332 (c) of the Telecommunications Act of 1996, except to the extent that the Federal Communications Commission finds that such service should be included in the definition of such term.

      EE. Local Exchange Service means telecommunications services provided between points located in the same LATA.

      FF. Meet -Point Billing (MPB) means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a switched access Local Exchange Service to one of the LECs' End Office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs.

      GG. Meet-Point Transit Service Traffic shall have the meaning set forth in Section 1, "Scope".

      HH. Message Records shall mean the message billing record in Exchange Message Record format.

      II. Message Telecommunications Service (MTS) means message toll telephone communications, including Discounted Toll Services, between end users in different Exchange areas, but within the same LATA, provided in accordance with the schedules of charges, regulations and conditions specified in lawfully applicable tariffs.

      JJ. Minutes of Use (MOU) means the elapsed time in minutes used in the recording of Transit Service Traffic and 800/888 Service Traffic.

      KK. Multiple Bill/Single Tariff means the MPB method whereby each LEC prepares and renders its own Meet Point Bill in accordance with its own tariff(s) for the portion of the jointly-provided Exchange Access service which the LEC provides.

      LL. Multiple Exchange Carrier Access Billing (MECAB) means the document prepared by the Billing Committee of the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee of the Alliance for


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

EXHIBIT D

            Telecommunications Industry Solutions, and published by Bellcore as Special Report SR-BDS-000983, which document contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LECs, or by one LEC in two or more states, within a single LATA, and is incorporated herein by reference.

      MM. Originating Company means the company which originates intraLATA MTS or Local Exchange Service on its system. (For compensation purposes, the Originating Company shall be considered the Terminating Company for 800/888 Service Traffic.)

      NN. Terminating Company means the company which terminates intraLATA MTS or Local Exchange Service on its system where the charges for such services are collected by the Originating (or Billing) Company. (For compensation purposes, the Terminating Company shall be considered the Originating Company for 800/888 Service Traffic.)

      OO. Third-Number Call shall mean a call billed to a subscriber's line-based billing number which is not the number to which the call either terminates or originates.

      PP. Transit Traffic shall refer to both ITORP Transit Service Traffic and Meet-Point Transit Service Traffic.

      QQ. Transiting Company shall mean a Local Exchange Carrier which transports intraLATA telecommunications traffic on its system between an Originating Company and a Terminating Company.

      RR. Transport Facilities means the facilities from the End Office to a tandem switching facility used to originate or terminate switched intraLATA telecommunication services traffic.

                                   SECTION III

                         SETTLEMENT OF TRANSIT SERVICES

      (a) ITORP Transit Service Traffic.

      (1) Call Routing and Recording; Billing Percentages. BA-__ will route ITORP Transit Service Traffic over the combined local and toll trunk groups between BA-__ and Carrier. BA-__


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

EXHIBIT D

and Carrier agree to designate the points of interconnection for the purpose of terminating ITORP Transit Service Traffic which originates from an Independent Telephone Company or wireless carrier and terminates to Carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to ITORP Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with ITORP guidelines.

      (2) Exchange of Billing Data. The Originating Company will provide to BA-__ all billing data relating to ITORP Transit Service Traffic for processing in ITORP within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from an Independent Telephone Company or wireless carrier, which traffic transits BA-PA's facilities and terminates to Carrier.

      (3) Billing. BA-__ will, on behalf of Carrier, bill Exchange Carriers for intraLATA ITORP Transit Service Traffic, and collect compensation due Carrier based on Carrier's established and legally-approved tariffed or negotiated rates utilizing ITORP. The charges set forth in Attachment A, attached hereto and incorporated herein by reference, shall apply to the billing and collection services provided by BA-__ to Carrier hereunder. Carrier will record the ITORP Transit Service Traffic usage at its switch, and shall bill BA-__ for this traffic in accordance with the rates set forth in the Interconnection Agreement under Section 251 and 252 of the Telecommunications Act of 1996, dated as of September __, 1996, by and between BA-__ and Carrier.

      (b) Meet-Point Transit Service Traffic.

      (1) Call Routing and Recording; Billing Percentages. BA-__ and Carrier will route their respective Meet-Point Transit Service Traffic over the combined local and toll trunk groups between them. BA-__ and Carrier agree to designate the points of interconnection for the purpose of terminating Meet-Point Transit Service Traffic which originates from a CLEC and terminates to Carrier, or originates from Carrier and terminates to a CLEC, Independent Telephone Company, or a wireless carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to Meet-Point Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with MECAB guidelines.

      (i) End Offices Subtending BA-__ Access Tandem. Meet-Point Transit Service Traffic will be routed over the local and toll interconnection facilities used to terminate similar traffic directly between BA-__ and Carrier when the Originating and Terminating Company's End Office switches subtend BA-PA's Access Tandem. BA-__ will record this traffic at the BA-__ Access Tandem, and forward the terminating call records to the Terminating Company for purposes of Meet-Point Billing.


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

EXHIBIT D

      (ii) End Offices That Do Not Subtend a BA-__ Access Tandem. When the Originating and/or the Terminating Company's End Office switches do not subtend BA-PA's Access Tandem, the Meet-Point Transit Service Traffic must be routed over interconnection facilities other than those used to terminate intraLATA MTS or Local Exchange Service to BA-PA's end users The Terminating Company will record this traffic at its Access Tandem and forward the terminating call records to BA-__ for Meet-Point Billing purposes.

      (iii) Special Access. Upon request, any Meet-Point Service Transit Traffic may be routed over special access interconnection facilities between Carrier, on the one hand, and a CLEC, an Independent Telephone Company, or a wireless carrier, on the other.

      (2) Exchange of Billing Data. All billing data exchanged hereunder will be exchanged on magnetic tape or via electronic data transfer, to be delivered at the addresses set forth below, using the Electronic Message Record format. BA-__ will provide to Carrier the switched-access detail usage data (category 1101XX records) on magnetic tape within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from a CLEC, transiting BA-PA's facilities and terminating to Carrier, and Carrier will provide to BA-__ the switched access summary usage data (category 1150XX records) on a magnetic tape on a monthly basis within fourteen (14) days of receipt from BA-__ of the switched access detail usage data referenced above.

      (3) Billing. BA-__ and Carrier will submit to CLECs separate bills under their respective tariffs for their portion of jointly-provided Meet-Point Transit Service Traffic. With respect to Meet-Point Transit Service Traffic, BA-__ and Carrier will exchange billing data and render bills under Multiple Bill/Single Tariff arrangements in accordance with the applicable terms and conditions set forth in MECAB.

      (4) Addresses. Magnetic tapes to be sent hereunder to Carrier will be sent to the following address (which address Carrier may change upon prior written notice to BA-__):

      Magnetic tapes to be sent hereunder to BA-__ will be sent to the following address(es), as appropriate (which address(es) BA-__ may change upon prior written notice to Carrier):

      Bell Atlantic
      Tape Library


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EXHIBIT D

      1500 Tech Center Drive
      Monroeville, PA  15146

                                    SECTION V

                                 800/888 SERVICE

      800/888 Service Traffic will be exchanged among BA-__, Carrier, Independent Telephone Companies, CLECs and wireless carriers via CCS/SS7 trunks, and all will deliver/route these calls as appropriate and provide EMRs to the Terminating Company to enable it to bill its 800/888 service subscriber. These EMRs will, per industry standards, include the following: Category 01 (800/888 number subscriber billing), Category 08 (copy record/local exchange charges), and Category 11 (interexchange carriers access records).

      (a) Delivery of Translated 800/888 Number Queries and calls over CCS/SS7 links and trunks. BA-__ and Carrier will launch their own Basic 800/888 Number Query for 800/888 Service Traffic originated in their networks, and route this traffic to each other, as appropriate, utilizing existing local and toll interconnection facilities.

      (b) Exchange of Records; Compensation. All 800/888 Service Traffic hereunder shall be subject to the appropriate access charges, as set forth in the applicable tariffs. In addition, for jointly provided intraLATA 800/888 Service Traffic between two Local Exchange Carriers, the Originating Company is responsible for billing its tariffed Basic 800/888 Number Query charge to the Terminating Company. Carrier, when acting as an Originating Company, must submit to BA-__, via magnetic tape(s) in EMR format, (i) the information necessary to bill/settle intraLATA charges (EMR Category 110125), and (ii) the usage charges applicable to the terminating 800/888-number service subscriber (EMR Category 010125). In the event any of these records are lost or destroyed, BA-__ and Carrier will jointly estimate the terminating access charges due to either party hereunder as follows:

      (1) Total the terminating traffic compensation paid with respect to 800/888 Service Traffic to each party hereunder for the most recent six (6) months period preceding the month covered by the lost or destroyed tapes.

      (2)   Divide the total determined in (1) preceding, by 180 days.

      (3)   Multiply the terminating traffic compensation per day determined in
            (2) preceding, by the number of days covered by the lost or destroyed tapes. The calculated amount will be included as an adjustment for lost or destroyed tapes in the next Inter-Company Net Billing Statement.

      BA-__ shall have no liability whatsoever with respect to any lost, damaged or destroyed


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EXHIBIT D

records submitted hereunder by Carrier.

      (c) Settlement. EMR records submitted by Carrier hereunder acting as an Originating Company, as contemplated in Paragraph (b) above, will be processed in accordance with ITORP. For purposes of calculating the access charges due Local Exchange Carriers with respect to 800/888 Service Traffic, the Originating Company shall be deemed the Terminating Company. Access charges payable hereunder shall be calculated in accordance with Section VII of this Agreement, as applicable.


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EXHIBIT D

                                   SECTION VI

                            ALTERNATELY BILLED CALLS

      (a) Responsibilities of the Billing Company. The Billing Company agrees to provide the Earning Company with billing services, as specified below, with respect to Alternately Billed Calls.

      (1) Billing. Upon receipt of the appropriate Message Record from CMDS, the Billing Company shall include this record in the bill to be issued to the end user responsible for payment. The Billing Company shall also submit copies of these Message Records to BA-__, at least once a month, in order to determine monthly settlement amounts for both the Billing Company and the Earning Company which will be reflected in the Inter-Company Net Billing Statement. These amounts will reflect any and all applicable charges due the Billing Company for performing billing services hereunder. In addition, as applicable, the Inter-Company Net Billing Statement will reflect any amounts owed by Carrier to BA-__ for administering and processing ITORP.

      (2) Payment of Amounts Outstanding. Upon receipt of the Inter-Company Net Billing Statement from BA-__, Carrier shall, within thirty (30) days of invoice, remit to BA-__ full payment of amounts owed under the Inter-Company Net Billing Statement.

      (b) Responsibilities of the Earning Company. In connection with Alternately Billed Calls, the Earning Company shall provide Message Records to the Billing Company on a daily basis to the extent that any usage has been recorded. These Message Records will be delivered by the Earning Company to the Billing Company via the CMDS system, unless otherwise agreed to by the parties hereto.

      (c) Fees for Settlement of Alternately Billed Calls. The billing services provided by the Billing Company to the Earning Company with respect to Alternately Billed Calls shall be subject to the applicable charges set forth in Attachment A, which charges will be reflected in the Inter-Company Net Billing Statement. These charges may be revised upon mutual written agreement of the parties hereto.

                                   SECTION VII

                           CALCULATION OF COMPENSATION

      BA-__ and Carrier agree to compensate each other with respect to Transit Services Traffic and 800/888 Service Traffic in accordance with the terms established below, and the rate elements set forth in Attachments A and B, attached hereto and incorporated herein by reference.


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EXHIBIT D

      (a) Compensation due to the Terminating/Transiting Company. Compensation due to the Terminating Company/Transiting Company will be determined separately for each month as follows:

      (1) For Carrier Common Line Facilities provided by the Terminating Company, an amount calculated as specified for Carrier Common Line Facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying a) the Terminating Company's Carrier Common Line rate, times b) the MOU.

      (2) For End Office facilities provided by the Terminating Company, an amount calculated as specified for End Office facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying
a) the Terminating Company's appropriate Exchange Access End Office rate elements, times b) the MOU.

      (3) For Transport Facilities, where these facilities are provided by the Terminating Company, or a Transiting and Terminating Company, an amount calculated in accordance with the following steps:

            (i) Determine the Terminating Company's airline miles from the End Office which serves the Terminating Company's end user to either the Terminating Company's Access Tandem switching facility or the interconnection point with the Transiting Company(ies).

            (ii) Determine the Transiting Company's airlines miles from the Transiting Company(ies) Access Tandem switching facility to the interconnection point with the Terminating Company.

            (iii) Determine the sum of the total airline miles by adding (i) and
                  (ii) above.

            (iv)  Divide the Terminating Company's airline miles determined in
                  (i) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Terminating Company.

            (v)   Divide the Transiting Company's airline miles determined in
                  (ii) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Transiting Company.

            (vi) Identify the rates set forth in the Exchange Access Tariff for either the Terminating Company or Transiting Companies, or both, as appropriate, which rates are applicable to Transport Facilities.

            (vii) Multiply the ratio determined in (iv) preceding, times the rate calculated in


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EXHIBIT D

                   (vi) preceding, times the MOU, and add the amount set forth in (ix) below to determine the amount due the Terminating Company.

            (viii) Multiply the ratio determined in (v) preceding, times the rate calculated in (vi) preceding, times the MOU, and add the amount set forth in (ix) below to determine the amount due the Transiting Company.

            (ix) To the extent the Exchange Access Tariffs of the Terminating or Transiting Company, or both, provide for the payment of a fixed transport charge to be assessed with respect to a terminating location (End Office or toll switch), multiply this charge times the chargeable MOU.

                                  SECTION VIII

                    ITORP ADMINISTRATION AND RESPONSIBILITIES

      (a) Responsibilities of BA-__. BA-__ shall:

            1.     Operate and maintain the ITORP system.

            2. Provide the requirements and standards for ITORP records and tapes (ITORP User Guide).

            3. Inform Carrier of any proposed change in tape creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

            4. Develop and implement all system enhancements required to maintain the integrity of BA-PA's ITORP system.

            5. Process ITORP tapes received from Carrier, or its agent, during the next available billing cycle.

            6. Review and analyze daily pre-edit reports to determine if a tape is acceptable for ITORP processing; provided, however, that Carrier is not absolved, as the Originating Company, from its responsibility to conform to ITORP input requirements.

            7. Communicate with Carrier, or its agent, to resolve the problems with tapes which are identified as being unacceptable for ITORP processing.

            8.     Create and/or maintain all ITORP tables.


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EXHIBIT D

            9. Include the monthly compensation due to and from Carrier as identified by ITORP on the Inter-Company Net Billing Statement. The compensation includes 800/888 Service Traffic and Alternately Billed Services traffic.

            10. Settle with all local Exchange Carriers, via the Inter-Company Net Billing Statement, for 800/888 Service Traffic and Alternately Billed Services traffic originating from and/or terminating to Carrier.

            11.   Distribute monthly ITORP reports.

      (b) Responsibilities of Carrier. Carrier shall:

            1. Compensate BA-__ for the administration and processing of ITORP as specified in Attachment A.

            2. Notify BA-__ Exchange Carrier Services staff in writing of any changes in its rates affecting ITORP tables, as specified in Attachment A, thirty (30) days prior to the effective date of any such changes.

            3. Notify BA-__ Exchange Carrier Services staff in writing of any network changes, such as changes in traffic routing, sixty
                  (60) days prior to the implementation of the change in the network.

            4.    Conform to BA-__'s ITORP record requirements and standards.

            5. Carrier or its designated agent will forward the Exchange Message Records to BA-__, in a timely manner for processing.

            6. Inform the BA-__ Exchange Carrier Services staff in writing of any proposed changes in the Exchange Message Record creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

            7. Reimburse BA-__ for compensating other local Exchange Carriers on behalf of Carrier, as reflected in the Inter-Company Net Billing Statement.

      (c) Fees. Compensation for the administration and processing of ITORP will be due BA-__ on a monthly basis, based on the number of messages processed in ITORP for Carrier at an average total cost per message. The processing and administrative fees applicable on a per message basis are set forth in Attachment A. These fees may be revised by BA-__, at its discretion and upon notice to Carrier, based on annual studies conducted by BA-__, and Carrier


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EXHIBIT D

hereby agrees to be bound by such revised rates. A minimum monthly fee, as specified in Attachment A, will be assessed when Carrier's monthly ITORP processing charges are below the stated minimum monthly charge.

                                   SECTION IX

                                   LIABILITIES

      In the event of an error on the part of BA-__ in calculating or settling any compensation amounts hereunder, Carrier's sole remedy and BA-PA's only obligation shall be to re-calculate the compensation amount, and to the extent any amounts are owed to or owed by Carrier, such amounts will be reflected as an adjustment in the next Inter-Company Net Billing Statement. In addition and to the extent applicable, BA-PA's liability under this Agreement and/or in connection with the settlement, payment and/or calculation of any amounts due hereunder shall be limited as set forth in the applicable tariffs. BA-__ shall have no obligation or liability with respect to any billing, settlement or calculation-of-compensation errors or omissions, including without limitation the duty to re-calculate any compensation amounts reflected in the Inter-Company Net Billing Statement, if such error or omission occurred more than two (2) years prior to the time in which it is brought to BA-PA's attention in writing. Without limiting the foregoing, in no event shall either party hereto be liable for consequential, incidental, special or indirect damages (including without limitation loss of profit or business) hereunder whether such damages are based in tort (including, without limitation, under any theory of negligence), contract breach or otherwise, and even if said party knew or should have known of the possibility thereof.

                                    SECTION X

                           RELATIONSHIP OF THE PARTIES

      Nothing herein contained will be deemed to constitute a partnership or agency relationship between the parties. Each party agrees that it will perform its obligations hereunder as an independent contractor and not as the agent, employee or servant of the other party. Neither party nor any personnel furnished by such party will be deemed employees or agents of the other party or entitled to any benefits available under any plans for such other party's employees. Each party has and hereby retains the right to exercise full control of and supervision over its own performance of the obligations under this Agreement, and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations, including without limitation all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. In addition, each party will be responsible for its own acts and those of its own subordinates, employees, agents and subcontractors during the performance of that party's obligations hereunder.

EXHIBIT D

                                   SECTION XI

                              TERM AND TERMINATION

      (a) Term - Upon execution by all parties hereto, this Agreement shall become effective as of the date first shown on Page 1 of this Agreement, and shall remain in effect until terminated by either party in accordance with paragraphs (b), (c), (d), or (e) below.

      (b) Termination for Breach - Either party may, upon prior written notice to the other party, terminate this Agreement in the event the other party is in default or breach of this Agreement and such breach or default is not corrected within thirty (30) days after the breaching party has been notified of same.

      (c) Termination for Convenience - Upon six (6) months written advance notice to the other party, either party may terminate this Agreement.

      (d) Acts of Insolvency - Either party may terminate this Agreement or any portion thereof, effective immediately, by written notice to the other party, if said other party (1) applies for or consents to the appointment of or the taking of possession by receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property; (2) becomes insolvent; (3) makes a general assignment for the benefit of creditors; (4) suffers or permits the appointment of a receiver for its business or assets; (5) becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, voluntarily or otherwise; or (6) fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or any application for the appointment of a receiver, custodian, trustee, or liquidation of itself or of all or a substantial part of its property, or its reorganization, or dissolution.

      (e) Termination of Interconnection Agreement. Unless otherwise agreed to by the parties hereto in writing, in the event that the Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, dated as of December __, 1996, by and between BA-__ and Carrier expires without being renewed, or expires or is terminated and no other interconnection agreement has been entered into by BA-__ and Carrier, then this Agreement shall be deemed terminated effective on the date the aforesaid Interconnection Agreement expires or is terminated.

                                   SECTION XII

                              NETWORK CONFIGURATION

      Each party shall provide six (6) months advance written notice to the other party of any network configuration that may affect any of the services or compensation contemplated under this Agreement, and the parties hereto agree to use reasonable efforts to avoid service

EXHIBIT D

interruptions during any such network change.

                                  SECTION XIII

                             CONSTRUCTION AND EFFECT

      All services contemplated under this Agreement are provided in accordance with any and all applicable regulatory requirements and effective tariffs filed with and approved by the appropriate federal and/or state regulatory bodies, as these tariffs and requirements may be modified from time to time. To the extent there is a conflict between the terms of any said tariff or regulatory requirement and this Agreement, the terms of the tariff or the regulatory requirement shall prevail. However, to the extent not in conflict with the provisions of the applicable tariffs or regulatory requirements, this Agreement shall supplement the tariffs or regulatory requirements, and it shall be construed to the fullest extent possible in harmony with such tariffs or regulatory requirements.

                                  SECTION XIII

                                  MISCELLANEOUS

      (a) Headings. Headings used in this Agreement are for reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof.

      (b) Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing, shall be deemed delivered
(1) on the date of delivery when delivered by hand, (2) on the date of transmission when sent by electronic mail or facsimile transmission during normal business hours with telephone confirmation of receipt, (3) one (1) day after dispatch when sent by overnight courier maintaining records of receipt, or
(4) three (3) days after dispatch when sent by registered mail, postage prepaid, return-receipt requested, all addressed as follows (or at such other addresses as shall be given in writing by either party to their other):

            If to BA-__:      Address:    1320 N. Court House Road, 9th Floor
                                          Arlington, VA  22201
                              Attn.:      Manager-Local Interconnection
                              Facsimile:  703 974 2188
                              Telephone:  704 974 4614

            If to Carrier:    Address:
                              Attn:

EXHIBIT D

                              Facsimile:
                              Telephone:

      (c) Successors; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein shall be construed to create any rights enforceable by any other person or third party. This Agreement may not be assigned by either party (except by BA-__ to an affiliate or successor in interest) without the prior written consent of the other party, which consent shall not be unreasonably withheld.

      (d) Waiver. No waiver of any right or term hereof shall be effective unless in a writing executed by the waiving party. No waiver of any right or privilege hereunder shall operate as a waiver of any subsequent or similar right or privilege.

      (e) Modifications. This Agreement may be modified or amended only by a written agreement executed by the parties hereto.

      (f) Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

      (g) Severability. If any term, provision, paragraph or clause of this Agreement or any application thereof shall be held invalid or unenforceable in any particular jurisdiction, the remainder of this Agreement and any other application of such term, provision, paragraph or clause shall not be affected thereby in such jurisdiction (where such remainder or application shall be construed as if such invalid or unenforceable term, provision, paragraph or clause has not been inserted), and this Agreement and such application of such term, provision, paragraph or clause shall not be affected in any other jurisdiction.

      (h) Contingency. Neither party will be held liable for any delay or failure in performance of this Agreement from any cause beyond its control and without its fault or negligence including but not limited to acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, wars, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, other major environmental disturbances, unusually sever weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

      (i) Governing Law. Except as otherwise expressly provided herein, this Agreement shall be interpreted, construed and governed by the laws of the State of ____________, without regard to conflict of law provisions.

      (j) Confidentiality. Unless by mutual agreement, or except to the extent directed by a court of competent jurisdiction, neither party shall disclose this Agreement or the terms hereof to any person other than such party's affiliates or such party's officers, employees and consultants, who are similarly bound hereby. This paragraph shall not prevent the filing of this Agreement with a state or federal commission having jurisdiction over the parties hereto if such filing is required by rule or order of that commission; provided, however, that the parties hereto shall jointly request that the Agreement be treated as confidential by that commission to the extent permitted under the commission's regulations and procedures. Each party hereto must maintain the confidentiality of all message, billing, traffic, and call records, traffic volumes and all other material information and data pertaining to the traffic covered by this Agreement and the carriers and end users associated with such traffic.

      (k) Remedies under Law. All remedies available to the parties hereto under the terms of this Agreement shall be in addition to, and not by way of limitation of, any other rights that said parties may have at law or equity, none of which are hereby waived.

      (l) Entire Agreement. This Agreement, including all Attachments and Schedules attached hereto, contains the entire agreement, and supersedes and voids any prior understanding, between BA-__ and Carrier regarding the subject matter hereof.

      In witness whereof, the undersigned parties have caused this Agreement to be executed on their behalf this day of , 19__.

Witness:                                  [Carrier]
____________________                      By: _________________________________
Witness:                                  Bell Atlantic - _______________, Inc.
____________________                      By: _________________________________

EXHIBIT D

ATTACHMENT A

BASIS OF COMPENSATION

            CHARGES FOR ADMINISTRATION OF ITORP AND ITORP PROCESSING

A. Bell Atlantic - _____________, Inc. charges the following rates for providing ITORP services:

                                                        Rate Per Message/ Month

      1.     Administrative Charge                                 $
      2.     Processing Charge Elements:
             a.    Terminating Traffic                             $
             b.    Minute/Message                                  $
             c.    800/888 Message                                 $
             d.    Net Compensation                                $
             e.    Collected Revenue Processing Charge             $
      3.     Minimum Monthly Fee                                   $
      4.     Alternately Billed Calls                              $

EXHIBIT D

ATTACHMENT B

I.
Message Telecommunications Service - Terminating to Carrier

Rate Element                   Billing Company
------------                   ---------------
Carrier Common Line            Carrier
End Office                     Carrier
Transport                      based on negotiated billing percentages (BIPs)

II.
800/888 - Terminating to or originating from Carrier Customers

Rate Element                   Billing Company
------------                   ---------------
Carrier Common Line            Originating Company
End Office                     Originating Company
Transport                      based on negotiated billing percentages (BIPs)
Query                          Originating Company

III.
Local Exchange - Terminating to Carrier

Rate Element                   Billing Company
------------                   ---------------
Local E.O. Termination Charge  Carrier
Transport                      based on negotiated billing percentages (BIPs)

                                                                     APPENDIX  A

                                  BELL ATLANTIC
                         CARRIER SERVICE SELECTION FORM

                         Please select desired services.

------------------------------------------------------------------------------------------
                          MINIMUM                                              SERVICE
       SERVICE            SERVICE                     CHARGE                  SELECTION
                          PERIOD
------------------------------------------------------------------------------------------
Directory Assistance     12 months      $______/call (Directory Transport       Yes No
(ADAS)                                  charges below)
------------------------------------------------------------------------------------------
IntraLATA Call           12 months      Live:  $______/op work second           Yes No
Completion Operator                     Automated:  $______/auto wk sec
Services                                LIDB:    $______/query
------------------------------------------------------------------------------------------
Directory Assistance    non-recurring   $_________ per switch                   Yes No
Branding                    fee
------------------------------------------------------------------------------------------
Operator Services       non-recurring   $_________ per switch                Branding is
Branding                    fee                                            required for OS
------------------------------------------------------------------------------------------

Directory Transport charges are as follows. (Call miles are measured from the BA Wire Center serving Carrier's premises to the Directory Assistance location.)

                                            Rate Per Directory Assistance Call
                                            ----------------------------------

        Tandem-Switched Transport
               Fixed ................................. $________
               Per mile .............................. $________
        Tandem Switching ............................. $________

Note: Trunking, daily usage file, and switched access costs are not included in the above rates.

                                                                      APPENDIX B

             INTRALATA CALL COMPLETION OPERATOR SERVICES CALL TYPES

IntraLATA Call Completion Operator Services may include the following:

a.    Calling Card

      (i) Live: Bell Atlantic operator keys the calling card number and call details into the system, secures validation, and releases the call to the network.

      (ii) Automated: Caller keys the calling number and call details in response to automated prompts. Bell Atlantic secures validation and releases the call to the network.

b.    Collect

      (i) Live: Bell Atlantic operator obtains the calling party's name, keys the call details if necessary, announces the call to the called party, waits for acceptance, and releases the call to the network.

      (ii) Automated: Caller provides name and call details. Bell Atlantic's automated system obtains called party's consent and releases the call to the network.

c.    Billed To A Third Party

      (i) Live: Bell Atlantic operator requests the calling party's name, keys the call details if necessary, calls the third party to verify acceptance of billing, and upon acceptance, releases the call to the network.

      (ii) Automated: Caller provides name, call details, and billing number. Bell Atlantic's automated system verifies billed number and releases the call to the network.

d.    Person-to-Person

      Bell Atlantic operator requests the person or department the calling party has specified, ensures the appropriate party has been reached (person or department), and releases the call to the network.

e.    Coin Sent Paid

      Bell Atlantic operator keys the call details if necessary, requests the initial deposit, and upon deposit, releases the call to the network.

f.    Miscellaneous Call Assistance (Live)

      (i) 0- Calls: Bell Atlantic operator provides caller with dialing instructions or assistance, transfers emergency calls, or refers questions to the business office or repair service.

      (ii) Dialing Assistance & Intervention: Bell Atlantic operator dials a number for a caller who is unwilling to dial directly or is encountering trouble (such as wrong number, poor transmission, or cutoff), and who requests a credit or reconnection.

      (iii) Time and Charges: Bell Atlantic operator provides caller with time and charges at the end of conversation, if requested.

      (iv) Individuals with Disabilities: Bell Atlantic operator assists a caller requiring dialing assistance due to a disability.

g.    Busy-Line Verification

      Bell Atlantic operator determines if the number specified by the customer is in use, idle, or out of order. Appropriate facilities and equipment may be required from the Carrier to enable verification of Carrier's lines.

h.    Customer-Requested Interrupt

      At the caller's request, Bell Atlantic operator interrupts conversation in progress on a line that is in use, as verified through Busy-Line Verification.

i.    Operator Number Identification (ONI) Requests

      Bell Atlantic operator requests the calling telephone number, keys the number into the system for identification, and releases the call for processing.

j.    Automated Coin Toll Service (ACTS)

      Bell Atlantic will provide automated messages for intraLATA toll calls that originate from coin phones. The messages will prompt callers for the correct change and record the change upon deposit. If a caller fails to deposit the correct amount within the time threshold (set by Bell Atlantic), the call will default to a live operator.

k.    Validation Services

      Bell Atlantic will launch queries for the validation of all calling card calls, collect calls, and billed-to-third number calls to a Line Information Data Base (LIDB). The validation costs for queries of LIDB are separate from the individual call rates. Bell Atlantic will also launch queries for validations to another company's LIDB if that company has a card honoring agreement with Bell Atlantic.

                                                                      APPENDIX C

                              REQUIRED INFORMATION

Carrier shall furnish Bell Atlantic all information required by Bell Atlantic to establish and maintain the Services to be provided to Carrier, including a completed Technical Questionnaire. Such required information includes, but is not limited to, the following:

1.    Central office exchange names
2.    Usage forecasts
3.    Local central office characteristics
4.    Trunking arrangements and trunk group types
5.    Emergency reporting system and procedures
6.    Business office information
7.    Repair service information
8.    Name and address request information
9.    Tariffs and rate information
10.   Customer dialing capabilities
11.   Access to EMR records
12.   Desired branding announcement (if applicable)
13.   Carrier's estimated start date of Services
14.   Access Service Requests (ASRs) for trunking and translations

Note: ASRs are not to be submitted by Carrier until Carrier and Bell Atlantic have reviewed the Technical Questionnaire.

                                                                      APPENDIX D

                         OPTIONAL SERVICE SELECTION FORM

------------------------------------------------------------------------------------------------------
                                                    MINIMUM                        SERVICE SELECTION
              SERVICE                            SERVICE PERIOD        CHARGE
------------------------------------------------------------------------------------------------------
Directory Assistance Call Completion                6 months         $___/call        Yes    No
------------------------------------------------------------------------------------------------------

EXHIBIT D

           INTRALATA TELECOMMUNICATIONS SERVICES SETTLEMENT AGREEMENT

      This Agreement is entered into as of _______________ , 1997, by and between Bell Atlantic - _______________, Inc., a ___________ corporation, with principal offices located at ______________________________ ("BA-__"), and
___________________________, a ______________ corporation, with principal offices located at _____________________________________________ ("Carrier").

                                    SECTION I

                                      SCOPE

      This Agreement sets forth the terms and conditions for the following:

      (a) administering and processing messages in the intraLATA Toll Originating Responsibility Plan ("ITORP"); and

      (b) the settlement of compensation for the following telecommunications traffic within a BA-__ LATA:

            (1) intrastate and interstate intraLATA traffic terminated to Carrier and originated by an Independent Telephone Company or wireless carriers that transits the facilities of BA-__ within a BA-__ LATA, including Message Telecommunications Service and Local Exchange Service (the "ITORP Transit Service Traffic");

            (2) intrastate and interstate intraLATA Message Telecommunications Service and Local Exchange Service traffic which originates from a Certified Local Exchange Carrier or Carrier, transits BA-PA's network and terminates to Carrier, or a wireless carrier or an Exchange Carrier other than BA-__, which traffic is subject to a Meet-Point Billing arrangement (the "Meet-Point Transit Service Traffic");

            (3) intraLATA 800/888 Service Traffic; and

            (4) intraLATA Alternately Billed Calls billed to a line-based telephone number within the state where the call is originated.

      By way of clarification, this Agreement does not cover the following: (x) traffic that does not use BA-__ facilities; (y) interLATA traffic; and (z) any statewide services (whether interLATA or intraLATA) provided entirely by an Interexchange Carrier such as statewide WATS.

EXHIBIT D

                                   SECTION II

                                   DEFINITIONS

For purposes of this Agreement, the terms set forth below shall have the following meaning:

      A. 800/888 Number Database shall mean the call management service database that provides POTS telephone number translation or routing information or both for a given 800/888 telephone number.

      B. 800/888 Service Traffic means a toll free call originating with the Originating Company and billed to the Terminating Company's end user. 800/888 service MOUs are recorded by the Originating Company and provided to the Terminating Company so that it can bill its end user(s).

      C. Access Tandem shall mean a switching entity that is used to connect and switch trunk circuits between and among End Offices and between and among End Office switches and carriers' aggregation points, points of termination, or points of presence, which entity has billing and recording capabilities that are used to provide switched Exchange Access services.

      D. Alternately Billed Calls shall mean all intraLATA land-line Collect Calls, Calling Card Calls and Third-Number Calls that originate and terminate in the _________ of _____________ and are billed to a line-based number within the jurisdiction of the __________ of _____________ serviced by the Billing Company. Alternately Billed Calls are identified in ITORP reports as "Received Collect/Sent Collect Calls".

      E. Basic 800/888 Number Query shall mean routing information obtained from an 800/888 Number Database for originating 800/888 calls.

      F. Billing Company shall mean the Local Exchange Carrier that provides the local telephone exchange service for the number to which an Alternately Billed Call is to be billed.

      G. Calling Card Call shall mean a call billed to a pre-assigned end user line-based billing number, including calls dialed or serviced by an operator system.

      H. Carrier Common Line Facilities means the facilities from the end user's premises to the End Office used to originate or terminate Transit Service Traffic and 800/888 Service Traffic. Such carrier common line facilities are as specified in each party's Exchange Access Tariff.

EXHIBIT D

      I. Category 01 shall mean the EMR/billing record for usage charges applicable to the terminating 800/888 number service subscriber.

      J. Category 08 shall mean the EMR/copy record containing the information necessary for Carrier to bill/settle intraLATA terminating charges with other carriers.

      K. Category 11 shall mean the EMR/access record containing information necessary for Carrier to bill/settle interexchange access charges.

      L. CCS/SS7 shall mean the Common Channel Signaling/Signaling System 7, which refers to the packet-switched communication, out-of-band signaling architecture that allows signaling and voice to be carried on separate facilities, and thus is a signaling network that is common to many voice channels. There are two modes of operation defined for CCS/SS7: database query mode, and trunk signaling mode.

      M. Centralized Message Distribution System (CMDS) shall mean the message processing system which handles the distribution of Message Records from the Earning Company to the Billing Company.

      N. Certified Local Exchange Carrier (CLEC) means a carrier certified by the ____________ ____________to provide Local Exchange Access services within the BA-__ operating territory in that state.

      O. Collect Call shall mean a non-sent paid call that is billed to the number receiving the call, including calls dialed or serviced by an operator system.

      P. Discounted Toll Services means services in which the originating end user is charged a rate less than would normally be assessed for calls placed to similar points outside the end user's local calling area.

      Q. Earning Company shall mean the Local Exchange Carrier that provides local telephone exchange service for the number from which an Alternately Billed Call originates.

      R. End Office means the end office switching and end user line termination facilities used to originate or terminate switched intraLATA telecommunications services traffic.

      S. Exchange means a geographic area established for the furnishing of local telephone service under a local tariff. It usually embraces a city, town or village and its

EXHIBIT D

            environs. It consists of one or more wire centers together with the associated facilities used in furnishing communications service within the area.

      T. Exchange Access means the facilities and services used for the purpose of originating or terminating interexchange telecommunications in accordance with the schedule of charges, regulations and conditions specified in lawfully established Exchange Access Tariffs.

      U. Exchange Access Tariffs means the tariffs lawfully established with the Federal Communications Commission or the _____________ ___________________ by an Exchange Carrier for the provision of Exchange Access facilities and services.

      V. Exchange Carrier shall mean a carrier licensed to provide telecommunications services between points located in the same Exchange area.

      W. Exchange Message Record (EMR) shall mean the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement and study data. EMR format is described in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. document that defines industry standards for Exchange Message Records, which is hereby incorporated by reference.

      X.    ITORP Transit Service Traffic shall have the meaning set forth in
            Section I above titled "Scope".

      Y. Independent Telephone Company shall mean any entity other than BA-__ which, with respect to its operations within the ___________ of __________________, is an incumbent Local Exchange Carrier.

      Z. Inter-Company Net Billing Statement shall mean the separate monthly financial reports issued by BA-__ under ITORP to the Exchange Carriers for settlement of amounts owed.

      AA. IntraLATA Toll Originating Responsibility Plan (ITORP) shall mean the information system owned and administered by BA-__ for calculating charges between BA-__ and Local Exchange Carriers for termination of intraLATA calls.

      BB. Interexchange Carrier (IXC) means a carrier that provides, directly or indirectly, interLATA or intraLATA telephone toll services.

      CC. Local Access and Transport Area (LATA) means a contiguous geographic area: (1) established before the date of enactment of the Telecommunications Act of 1996 by BA-__ such that no Exchange area includes points within more than one

EXHIBIT D

            metropolitan statistical area, consolidated metropolitan statistical area, or state, except as expressly permitted under the AT&T Consent Decree; or (2) established or modified by BA-__ after such date of enactment and approved by the Federal Communications Commission.

      DD. Local Exchange Carrier (LEC) means any person that is engaged in the provision of Local Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332 (c) of the Telecommunications Act of 1996, except to the extent that the Federal Communications Commission finds that such service should be included in the definition of such term.

      EE. Local Exchange Service means telecommunications services provided between points located in the same LATA.

      FF. Meet -Point Billing (MPB) means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a switched access Local Exchange Service to one of the LECs' End Office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs.

      GG. Meet-Point Transit Service Traffic shall have the meaning set forth in Section 1, "Scope".

      HH. Message Records shall mean the message billing record in Exchange Message Record format.

      II. Message Telecommunications Service (MTS) means message toll telephone communications, including Discounted Toll Services, between end users in different Exchange areas, but within the same LATA, provided in accordance with the schedules of charges, regulations and conditions specified in lawfully applicable tariffs.

      JJ. Minutes of Use (MOU) means the elapsed time in minutes used in the recording of Transit Service Traffic and 800/888 Service Traffic.

      KK. Multiple Bill/Single Tariff means the MPB method whereby each LEC prepares and renders its own Meet Point Bill in accordance with its own tariff(s) for the portion of the jointly-provided Exchange Access service which the LEC provides.

      LL. Multiple Exchange Carrier Access Billing (MECAB) means the document prepared by the Billing Committee of the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee of the Alliance for

EXHIBIT D

            Telecommunications Industry Solutions, and published by Bellcore as Special Report SR-BDS-000983, which document contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LECs, or by one LEC in two or more states, within a single LATA, and is incorporated herein by reference.

      MM. Originating Company means the company which originates intraLATA MTS or Local Exchange Service on its system. (For compensation purposes, the Originating Company shall be considered the Terminating Company for 800/888 Service Traffic.)

      NN. Terminating Company means the company which terminates intraLATA MTS or Local Exchange Service on its system where the charges for such services are collected by the Originating (or Billing) Company. (For compensation purposes, the Terminating Company shall be considered the Originating Company for 800/888 Service Traffic.)

      OO. Third-Number Call shall mean a call billed to a subscriber's line-based billing number which is not the number to which the call either terminates or originates.

      PP. Transit Traffic shall refer to both ITORP Transit Service Traffic and Meet-Point Transit Service Traffic.

      QQ. Transiting Company shall mean a Local Exchange Carrier which transports intraLATA telecommunications traffic on its system between an Originating Company and a Terminating Company.

      RR. Transport Facilities means the facilities from the End Office to a tandem switching facility used to originate or terminate switched intraLATA telecommunication services traffic.

                                   SECTION III

                         SETTLEMENT OF TRANSIT SERVICES

      (a) ITORP Transit Service Traffic.

      (1) Call Routing and Recording; Billing Percentages. BA-__ will route ITORP Transit Service Traffic over the combined local and toll trunk groups between BA-__ and Carrier. BA-__

EXHIBIT D

and Carrier agree to designate the points of interconnection for the purpose of terminating ITORP Transit Service Traffic which originates from an Independent Telephone Company or wireless carrier and terminates to Carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to ITORP Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with ITORP guidelines.

      (2) Exchange of Billing Data. The Originating Company will provide to BA-__ all billing data relating to ITORP Transit Service Traffic for processing in ITORP within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from an Independent Telephone Company or wireless carrier, which traffic transits BA-PA's facilities and terminates to Carrier.

      (3) Billing. BA-__ will, on behalf of Carrier, bill Exchange Carriers for intraLATA ITORP Transit Service Traffic, and collect compensation due Carrier based on Carrier's established and legally-approved tariffed or negotiated rates utilizing ITORP. The charges set forth in Attachment A, attached hereto and incorporated herein by reference, shall apply to the billing and collection services provided by BA-__ to Carrier hereunder. Carrier will record the ITORP Transit Service Traffic usage at its switch, and shall bill BA-__ for this traffic in accordance with the rates set forth in the Interconnection Agreement under Section 251 and 252 of the Telecommunications Act of 1996, dated as of September __, 1996, by and between BA-__ and Carrier.

      (b) Meet-Point Transit Service Traffic.

      (1) Call Routing and Recording; Billing Percentages. BA-__ and Carrier will route their respective Meet-Point Transit Service Traffic over the combined local and toll trunk groups between them. BA-__ and Carrier agree to designate the points of interconnection for the purpose of terminating Meet-Point Transit Service Traffic which originates from a CLEC and terminates to Carrier, or originates from Carrier and terminates to a CLEC, Independent Telephone Company, or a wireless carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to Meet-Point Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with MECAB guidelines.

      (i) End Offices Subtending BA-__ Access Tandem. Meet-Point Transit Service Traffic will be routed over the local and toll interconnection facilities used to terminate similar traffic directly between BA-__ and Carrier when the Originating and Terminating Company's End Office switches subtend BA-PA's Access Tandem. BA-__ will record this traffic at the BA-__ Access Tandem, and forward the terminating call records to the Terminating Company for purposes of Meet-Point Billing.

EXHIBIT D

      (ii) End Offices That Do Not Subtend a BA-__ Access Tandem. When the Originating and/or the Terminating Company's End Office switches do not subtend BA-PA's Access Tandem, the Meet-Point Transit Service Traffic must be routed over interconnection facilities other than those used to terminate intraLATA MTS or Local Exchange Service to BA-PA's end users The Terminating Company will record this traffic at its Access Tandem and forward the terminating call records to BA-__ for Meet-Point Billing purposes.

      (iii) Special Access. Upon request, any Meet-Point Service Transit Traffic may be routed over special access interconnection facilities between Carrier, on the one hand, and a CLEC, an Independent Telephone Company, or a wireless carrier, on the other.

      (2) Exchange of Billing Data. All billing data exchanged hereunder will be exchanged on magnetic tape or via electronic data transfer, to be delivered at the addresses set forth below, using the Electronic Message Record format. BA-__ will provide to Carrier the switched-access detail usage data (category 1101XX records) on magnetic tape within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from a CLEC, transiting BA-PA's facilities and terminating to Carrier, and Carrier will provide to BA-__ the switched access summary usage data (category 1150XX records) on a magnetic tape on a monthly basis within fourteen (14) days of receipt from BA-__ of the switched access detail usage data referenced above.

      (3) Billing. BA-__ and Carrier will submit to CLECs separate bills under their respective tariffs for their portion of jointly-provided Meet-Point Transit Service Traffic. With respect to Meet-Point Transit Service Traffic, BA-__ and Carrier will exchange billing data and render bills under Multiple Bill/Single Tariff arrangements in accordance with the applicable terms and conditions set forth in MECAB.

      (4) Addresses. Magnetic tapes to be sent hereunder to Carrier will be sent to the following address (which address Carrier may change upon prior written notice to BA-__):

      Magnetic tapes to be sent hereunder to BA-__ will be sent to the following address(es), as appropriate (which address(es) BA-__ may change upon prior written notice to Carrier):

      Bell Atlantic
      Tape Library

EXHIBIT D

      1500 Tech Center Drive
      Monroeville, PA  15146

                                    SECTION V

                                 800/888 SERVICE

      800/888 Service Traffic will be exchanged among BA-__, Carrier, Independent Telephone Companies, CLECs and wireless carriers via CCS/SS7 trunks, and all will deliver/route these calls as appropriate and provide EMRs to the Terminating Company to enable it to bill its 800/888 service subscriber. These EMRs will, per industry standards, include the following: Category 01 (800/888 number subscriber billing), Category 08 (copy record/local exchange charges), and Category 11 (interexchange carriers access records).

      (a) Delivery of Translated 800/888 Number Queries and calls over CCS/SS7 links and trunks. BA-__ and Carrier will launch their own Basic 800/888 Number Query for 800/888 Service Traffic originated in their networks, and route this traffic to each other, as appropriate, utilizing existing local and toll interconnection facilities.

      (b) Exchange of Records; Compensation. All 800/888 Service Traffic hereunder shall be subject to the appropriate access charges, as set forth in the applicable tariffs. In addition, for jointly provided intraLATA 800/888 Service Traffic between two Local Exchange Carriers, the Originating Company is responsible for billing its tariffed Basic 800/888 Number Query charge to the Terminating Company. Carrier, when acting as an Originating Company, must submit to BA-__, via magnetic tape(s) in EMR format, (i) the information necessary to bill/settle intraLATA charges (EMR Category 110125), and (ii) the usage charges applicable to the terminating 800/888-number service subscriber (EMR Category 010125). In the event any of these records are lost or destroyed, BA-__ and Carrier will jointly estimate the terminating access charges due to either party hereunder as follows:

      (1) Total the terminating traffic compensation paid with respect to 800/888 Service Traffic to each party hereunder for the most recent six (6) months period preceding the month covered by the lost or destroyed tapes.

      (2)   Divide the total determined in (1) preceding, by 180 days.

      (3)   Multiply the terminating traffic compensation per day determined in
            (2) preceding, by the number of days covered by the lost or destroyed tapes. The calculated amount will be included as an adjustment for lost or destroyed tapes in the next Inter-Company Net Billing Statement.

      BA-__ shall have no liability whatsoever with respect to any lost, damaged or destroyed

EXHIBIT D

records submitted hereunder by Carrier.

      (c) Settlement. EMR records submitted by Carrier hereunder acting as an Originating Company, as contemplated in Paragraph (b) above, will be processed in accordance with ITORP. For purposes of calculating the access charges due Local Exchange Carriers with respect to 800/888 Service Traffic, the Originating Company shall be deemed the Terminating Company. Access charges payable hereunder shall be calculated in accordance with Section VII of this Agreement, as applicable.

EXHIBIT D

                                   SECTION VI

                            ALTERNATELY BILLED CALLS

      (a) Responsibilities of the Billing Company. The Billing Company agrees to provide the Earning Company with billing services, as specified below, with respect to Alternately Billed Calls.

      (1) Billing. Upon receipt of the appropriate Message Record from CMDS, the Billing Company shall include this record in the bill to be issued to the end user responsible for payment. The Billing Company shall also submit copies of these Message Records to BA-__, at least once a month, in order to determine monthly settlement amounts for both the Billing Company and the Earning Company which will be reflected in the Inter-Company Net Billing Statement. These amounts will reflect any and all applicable charges due the Billing Company for performing billing services hereunder. In addition, as applicable, the Inter-Company Net Billing Statement will reflect any amounts owed by Carrier to BA-__ for administering and processing ITORP.

      (2) Payment of Amounts Outstanding. Upon receipt of the Inter-Company Net Billing Statement from BA-__, Carrier shall, within thirty (30) days of invoice, remit to BA-__ full payment of amounts owed under the Inter-Company Net Billing Statement.

      (b) Responsibilities of the Earning Company. In connection with Alternately Billed Calls, the Earning Company shall provide Message Records to the Billing Company on a daily basis to the extent that any usage has been recorded. These Message Records will be delivered by the Earning Company to the Billing Company via the CMDS system, unless otherwise agreed to by the parties hereto.

      (c) Fees for Settlement of Alternately Billed Calls. The billing services provided by the Billing Company to the Earning Company with respect to Alternately Billed Calls shall be subject to the applicable charges set forth in Attachment A, which charges will be reflected in the Inter-Company Net Billing Statement. These charges may be revised upon mutual written agreement of the parties hereto.

                                   SECTION VII

                           CALCULATION OF COMPENSATION

      BA-__ and Carrier agree to compensate each other with respect to Transit Services Traffic and 800/888 Service Traffic in accordance with the terms established below, and the rate elements set forth in Attachments A and B, attached hereto and incorporated herein by reference.

EXHIBIT D

      (a) Compensation due to the Terminating/Transiting Company. Compensation due to the Terminating Company/Transiting Company will be determined separately for each month as follows:

      (1) For Carrier Common Line Facilities provided by the Terminating Company, an amount calculated as specified for Carrier Common Line Facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying a) the Terminating Company's Carrier Common Line rate, times b) the MOU.

      (2) For End Office facilities provided by the Terminating Company, an amount calculated as specified for End Office facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying
a) the Terminating Company's appropriate Exchange Access End Office rate elements, times b) the MOU.

      (3) For Transport Facilities, where these facilities are provided by the Terminating Company, or a Transiting and Terminating Company, an amount calculated in accordance with the following steps:

            (i) Determine the Terminating Company's airline miles from the End Office which serves the Terminating Company's end user to either the Terminating Company's Access Tandem switching facility or the interconnection point with the Transiting Company(ies).

            (ii) Determine the Transiting Company's airlines miles from the Transiting Company(ies) Access Tandem switching facility to the interconnection point with the Terminating Company.

            (iii) Determine the sum of the total airline miles by adding (i) and
                  (ii) above.

            (iv)  Divide the Terminating Company's airline miles determined in
                  (i) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Terminating Company.

            (v)   Divide the Transiting Company's airline miles determined in
                  (ii) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Transiting Company.

            (vi) Identify the rates set forth in the Exchange Access Tariff for either the Terminating Company or Transiting Companies, or both, as appropriate, which rates are applicable to Transport Facilities.

            (vii) Multiply the ratio determined in (iv) preceding, times the rate calculated in

EXHIBIT D

                   (vi) preceding, times the MOU, and add the amount set forth in (ix) below to determine the amount due the Terminating Company.

            (viii) Multiply the ratio determined in (v) preceding, times the rate calculated in (vi) preceding, times the MOU, and add the amount set forth in (ix) below to determine the amount due the Transiting Company.

            (ix) To the extent the Exchange Access Tariffs of the Terminating or Transiting Company, or both, provide for the payment of a fixed transport charge to be assessed with respect to a terminating location (End Office or toll switch), multiply this charge times the chargeable MOU.

                                  SECTION VIII

                    ITORP ADMINISTRATION AND RESPONSIBILITIES

      (a) Responsibilities of BA-__. BA-__ shall:

            1.     Operate and maintain the ITORP system.

            2. Provide the requirements and standards for ITORP records and tapes (ITORP User Guide).

            3. Inform Carrier of any proposed change in tape creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

            4. Develop and implement all system enhancements required to maintain the integrity of BA-PA's ITORP system.

            5. Process ITORP tapes received from Carrier, or its agent, during the next available billing cycle.

            6. Review and analyze daily pre-edit reports to determine if a tape is acceptable for ITORP processing; provided, however, that Carrier is not absolved, as the Originating Company, from its responsibility to conform to ITORP input requirements.

            7. Communicate with Carrier, or its agent, to resolve the problems with tapes which are identified as being unacceptable for ITORP processing.

            8.     Create and/or maintain all ITORP tables.

EXHIBIT D

            9. Include the monthly compensation due to and from Carrier as identified by ITORP on the Inter-Company Net Billing Statement. The compensation includes 800/888 Service Traffic and Alternately Billed Services traffic.

            10. Settle with all local Exchange Carriers, via the Inter-Company Net Billing Statement, for 800/888 Service Traffic and Alternately Billed Services traffic originating from and/or terminating to Carrier.

            11.   Distribute monthly ITORP reports.

      (b) Responsibilities of Carrier. Carrier shall:

            1. Compensate BA-__ for the administration and processing of ITORP as specified in Attachment A.

            2. Notify BA-__ Exchange Carrier Services staff in writing of any changes in its rates affecting ITORP tables, as specified in Attachment A, thirty (30) days prior to the effective date of any such changes.

            3. Notify BA-__ Exchange Carrier Services staff in writing of any network changes, such as changes in traffic routing, sixty
                  (60) days prior to the implementation of the change in the network.

            4.    Conform to BA-__'s ITORP record requirements and standards.

            5. Carrier or its designated agent will forward the Exchange Message Records to BA-__, in a timely manner for processing.

            6. Inform the BA-__ Exchange Carrier Services staff in writing of any proposed changes in the Exchange Message Record creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

            7. Reimburse BA-__ for compensating other local Exchange Carriers on behalf of Carrier, as reflected in the Inter-Company Net Billing Statement.

      (c) Fees. Compensation for the administration and processing of ITORP will be due BA-__ on a monthly basis, based on the number of messages processed in ITORP for Carrier at an average total cost per message. The processing and administrative fees applicable on a per message basis are set forth in Attachment A. These fees may be revised by BA-__, at its discretion and upon notice to Carrier, based on annual studies conducted by BA-__, and Carrier

EXHIBIT D

hereby agrees to be bound by such revised rates. A minimum monthly fee, as specified in Attachment A, will be assessed when Carrier's monthly ITORP processing charges are below the stated minimum monthly charge.

                                   SECTION IX

                                   LIABILITIES

      In the event of an error on the part of BA-__ in calculating or settling any compensation amounts hereunder, Carrier's sole remedy and BA-PA's only obligation shall be to re-calculate the compensation amount, and to the extent any amounts are owed to or owed by Carrier, such amounts will be reflected as an adjustment in the next Inter-Company Net Billing Statement. In addition and to the extent applicable, BA-PA's liability under this Agreement and/or in connection with the settlement, payment and/or calculation of any amounts due hereunder shall be limited as set forth in the applicable tariffs. BA-__ shall have no obligation or liability with respect to any billing, settlement or calculation-of-compensation errors or omissions, including without limitation the duty to re-calculate any compensation amounts reflected in the Inter-Company Net Billing Statement, if such error or omission occurred more than two (2) years prior to the time in which it is brought to BA-PA's attention in writing. Without limiting the foregoing, in no event shall either party hereto be liable for consequential, incidental, special or indirect damages (including without limitation loss of profit or business) hereunder whether such damages are based in tort (including, without limitation, under any theory of negligence), contract breach or otherwise, and even if said party knew or should have known of the possibility thereof.

                                    SECTION X

                           RELATIONSHIP OF THE PARTIES

      Nothing herein contained will be deemed to constitute a partnership or agency relationship between the parties. Each party agrees that it will perform its obligations hereunder as an independent contractor and not as the agent, employee or servant of the other party. Neither party nor any personnel furnished by such party will be deemed employees or agents of the other party or entitled to any benefits available under any plans for such other party's employees. Each party has and hereby retains the right to exercise full control of and supervision over its own performance of the obligations under this Agreement, and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations, including without limitation all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. In addition, each party will be responsible for its own acts and those of its own subordinates, employees, agents and subcontractors during the performance of that party's obligations hereunder.

EXHIBIT D

                                   SECTION XI

                              TERM AND TERMINATION

      (a) Term - Upon execution by all parties hereto, this Agreement shall become effective as of the date first shown on Page 1 of this Agreement, and shall remain in effect until terminated by either party in accordance with paragraphs (b), (c), (d), or (e) below.

      (b) Termination for Breach - Either party may, upon prior written notice to the other party, terminate this Agreement in the event the other party is in default or breach of this Agreement and such breach or default is not corrected within thirty (30) days after the breaching party has been notified of same.

      (c) Termination for Convenience - Upon six (6) months written advance notice to the other party, either party may terminate this Agreement.

      (d) Acts of Insolvency - Either party may terminate this Agreement or any portion thereof, effective immediately, by written notice to the other party, if said other party (1) applies for or consents to the appointment of or the taking of possession by receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property; (2) becomes insolvent; (3) makes a general assignment for the benefit of creditors; (4) suffers or permits the appointment of a receiver for its business or assets; (5) becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, voluntarily or otherwise; or (6) fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or any application for the appointment of a receiver, custodian, trustee, or liquidation of itself or of all or a substantial part of its property, or its reorganization, or dissolution.

      (e) Termination of Interconnection Agreement. Unless otherwise agreed to by the parties hereto in writing, in the event that the Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, dated as of December __, 1996, by and between BA-__ and Carrier expires without being renewed, or expires or is terminated and no other interconnection agreement has been entered into by BA-__ and Carrier, then this Agreement shall be deemed terminated effective on the date the aforesaid Interconnection Agreement expires or is terminated.

                                   SECTION XII

                              NETWORK CONFIGURATION

      Each party shall provide six (6) months advance written notice to the other party of any network configuration that may affect any of the services or compensation contemplated under this Agreement, and the parties hereto agree to use reasonable efforts to avoid service

EXHIBIT D

interruptions during any such network change.

                                  SECTION XIII

                             CONSTRUCTION AND EFFECT

      All services contemplated under this Agreement are provided in accordance with any and all applicable regulatory requirements and effective tariffs filed with and approved by the appropriate federal and/or state regulatory bodies, as these tariffs and requirements may be modified from time to time. To the extent there is a conflict between the terms of any said tariff or regulatory requirement and this Agreement, the terms of the tariff or the regulatory requirement shall prevail. However, to the extent not in conflict with the provisions of the applicable tariffs or regulatory requirements, this Agreement shall supplement the tariffs or regulatory requirements, and it shall be construed to the fullest extent possible in harmony with such tariffs or regulatory requirements.

                                  SECTION XIII

                                  MISCELLANEOUS

      (a) Headings. Headings used in this Agreement are for reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof.

      (b) Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing, shall be deemed delivered
(1) on the date of delivery when delivered by hand, (2) on the date of transmission when sent by electronic mail or facsimile transmission during normal business hours with telephone confirmation of receipt, (3) one (1) day after dispatch when sent by overnight courier maintaining records of receipt, or
(4) three (3) days after dispatch when sent by registered mail, postage prepaid, return-receipt requested, all addressed as follows (or at such other addresses as shall be given in writing by either party to their other):

            If to BA-__:      Address:    1320 N. Court House Road, 9th Floor
                                          Arlington, VA  22201
                              Attn.:      Manager-Local Interconnection
                              Facsimile:  703 974 2188
                              Telephone:  704 974 4614

            If to Carrier:    Address:
                              Attn:

EXHIBIT D

                              Facsimile:
                              Telephone:

      (c) Successors; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein shall be construed to create any rights enforceable by any other person or third party. This Agreement may not be assigned by either party (except by BA-__ to an affiliate or successor in interest) without the prior written consent of the other party, which consent shall not be unreasonably withheld.

      (d) Waiver. No waiver of any right or term hereof shall be effective unless in a writing executed by the waiving party. No waiver of any right or privilege hereunder shall operate as a waiver of any subsequent or similar right or privilege.

      (e) Modifications. This Agreement may be modified or amended only by a written agreement executed by the parties hereto.

      (f) Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

      (g) Severability. If any term, provision, paragraph or clause of this Agreement or any application thereof shall be held invalid or unenforceable in any particular jurisdiction, the remainder of this Agreement and any other application of such term, provision, paragraph or clause shall not be affected thereby in such jurisdiction (where such remainder or application shall be construed as if such invalid or unenforceable term, provision, paragraph or clause has not been inserted), and this Agreement and such application of such term, provision, paragraph or clause shall not be affected in any other jurisdiction.

      (h) Contingency. Neither party will be held liable for any delay or failure in performance of this Agreement from any cause beyond its control and without its fault or negligence including but not limited to acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, wars, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, other major environmental disturbances, unusually sever weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

      (i) Governing Law. Except as otherwise expressly provided herein, this Agreement shall be interpreted, construed and governed by the laws of the State of ____________, without regard to conflict of law provisions.

      (j) Confidentiality. Unless by mutual agreement, or except to the extent directed by a court of competent jurisdiction, neither party shall disclose this Agreement or the terms hereof to any person other than such party's affiliates or such party's officers, employees and consultants,

EXHIBIT D

who are similarly bound hereby. This paragraph shall not prevent the filing of this Agreement with a state or federal commission having jurisdiction over the parties hereto if such filing is required by rule or order of that commission; provided, however, that the parties hereto shall jointly request that the Agreement be treated as confidential by that commission to the extent permitted under the commission's regulations and procedures. Each party hereto must maintain the confidentiality of all message, billing, traffic, and call records, traffic volumes and all other material information and data pertaining to the traffic covered by this Agreement and the carriers and end users associated with such traffic.

      (k) Remedies under Law. All remedies available to the parties hereto under the terms of this Agreement shall be in addition to, and not by way of limitation of, any other rights that said parties may have at law or equity, none of which are hereby waived.

      (l) Entire Agreement. This Agreement, including all Attachments and Schedules attached hereto, contains the entire agreement, and supersedes and voids any prior understanding, between BA-__ and Carrier regarding the subject matter hereof.

      In witness whereof, the undersigned parties have caused this Agreement to be executed on their behalf this _________ day of _________ , 19__.

Witness:                                  [Carrier]
____________________                      By: _________________________________
Witness:                                  Bell Atlantic - _______________, Inc.
____________________                      By: _________________________________

EXHIBIT D

ATTACHMENT A

BASIS OF COMPENSATION
      CHARGES FOR ADMINISTRATION OF ITORP AND ITORP PROCESSING

A. Bell Atlantic - _____________, Inc. charges the following rates for providing ITORP services:

                                                Rate Per Message/ Month

      1.    Administrative Charge                        $
      2.    Processing Charge Elements:
            a.    Terminating Traffic                    $
            b.    Minute/Message                         $
            c.    800/888 Message                        $
            d.    Net Compensation                       $
            e.    Collected Revenue Processing Charge    $
      3.    Minimum Monthly Fee                          $
      4.    Alternately Billed Calls                     $

EXHIBIT D

ATTACHMENT B

I.
Message Telecommunications Service - Terminating to Carrier

Rate Element                    Billing Company
------------                    ---------------
Carrier Common Line             Carrier
End Office                      Carrier
Transport                       based on negotiated billing percentages (BIPs)

II.
800/888 - Terminating to or originating from Carrier Customers

Rate Element                    Billing Company
------------                    ---------------
Carrier Common Line             Originating Company
End Office                      Originating Company
Transport                       based on negotiated billing percentages (BIPs)
Query                           Originating Company

III.
Local Exchange - Terminating to Carrier

Rate Element                    Billing Company
------------                    ---------------
Local E.O. Termination Charge   Carrier
Transport                       based on negotiated billing percentages (BIPs)


22